   As filed with the Securities and Exchange Commission on January 30, 1998
                                                 File Nos. 33-11283; 811-07797

------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933

                        Pre-Effective Amendment No. [ ]
                      Post-Effective Amendment No. 6 [x]

                                    and/or
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                Amendment No. 7
                       (Check appropriate box or boxes)

                           STYLE SELECT SERIES, INC.
              (Exact Name of Registrant as Specified in Charter)

                    733 Third Avenue, The SunAmerica Center
                              New York, NY 10017
               (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                               733 Third Avenue
                            New York, NY 10017-3204
                    (Name and Address of Agent for Service)

                                  Copies to:
                            Margery K. Neale, Esq.
                   Shereff, Friedman, Hoffman & Goodman LLP
                               919 Third Avenue
                              New York, NY 10022


It is proposed that this filing will become effective (check appropriate box)

______  immediately upon filing pursuant to paragraph (b)


______  on (date) pursuant to paragraph (b)

______  60 days after filing pursuant to paragraph (a)

  X     on April 1, 1998 pursuant to paragraph (a) of Rule 485
______

                            STYLE SELECT SERIES, INC.
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933
                        --------------------------------

N-1A Item No.

Part A   Registration Statement Caption           Caption in Prospectus
Item No.

   1.    Cover Page                               Cover Page

   2.    Synopsis - Fee Table                                *

   3.    Financial Highlights                                *

   4.    General Description of Registrant        Style-Based Investing;
                                                  Investment Objectives and
                                                  Policies; General Information

   5.    Management of the Fund                   Management of the Fund

   6.    Capital Stock and Other Securities       Dividends, Distributions and
                                                  Taxes

   7.    Purchase of Securities Being Offered     Purchase of Shares

   8.    Redemption or Repurchase                 Redemption of Shares

   9.    Pending Legal Proceedings                           *

Part B   Registration Statement Caption           Caption in Statement
Item No.                                          of Additional Information

   10.   Cover Page                               Cover Page

   11.   Table of Contents                        Table of Contents

   12.   General Information and History          The Fund

   13.   Investment Objectives and Policies       Investment Objectives and
                                                  Policies; Investment
                                                  Restrictions

   14.   Management of the Fund                   Directors and Officers

   15.   Contact Persons and Principal            The Fund
         Holders of Securities

   16.   Investment Advisory and                  Adviser, Distributor and
         Other Services                           Administrator; Additional
                                                  Information

   17.   Brokerage Allocation and                 Portfolio Transactions
         Other Practices                          and Brokerage

   18.   Capital Stock and Other Securities                  *

   19.   Purchase, Redemption and Pricing of      Additional Information
         Securities Being Offered                 Regarding Purchase of Shares;
                                                  Additional Information
                                                  Regarding Redemption of
                                                  Shares; Determination of Net
                                                  Asset Value

   20.   Tax Status                               Dividends, Distributions and
                                                  Taxes

   21.   Underwriters                                        *

   22.   Calculation of Performance Data                     *

   23.   Financial Statements                     Financial Statements

* Omitted from the Prospectus or Statement of Additional Information because the item is not applicable.

                                     Part C

         The information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.


-------------------------------------------------------------------------------

                         PROSPECTUS OF OCTOBER 14, 1997

    ------------------------------------------------------------------------
                               Style Select Series


                              The SunAmerica Center

                    733 Third Avenue, New York, NY 10017-3204
                  General Marketing and Shareholder Information
                                 (800) 858-8850
--------------------------------------------------------------------------------

Style Select Series, Inc. (the "Fund") is an open-end management investment company. The Fund currently offers eight separate investment portfolios (each, a "Portfolio"). The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

An investor may invest in one or more of the following Portfolios:

THE GROWTH PORTFOLIOS

LARGE-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of large-sized companies. The Advisers for Large-Cap Growth Portfolio are Janus Capital Corporation ("Janus"), L. Roy Papp & Associates ("Papp") and Montag & Caldwell, Inc. ("Montag & Caldwell").

MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of medium-sized companies. The Advisers for Mid-Cap Growth Portfolio are Miller Anderson & Sherrerd, LLP ("MAS"), Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") and T. Rowe Price Associates, Inc. ("T. Rowe Price").


AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies. The Advisers for Aggressive Growth Portfolio are Janus, SunAmerica and Warburg Pincus Asset Management, Inc. ("Warburg").


THE BLEND PORTFOLIO


LARGE-CAP BLEND PORTFOLIO seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies. The Advisers for Large-Cap Blend Portfolio are Lazard Asset Management ("Lazard"), SunAmerica and T. Rowe Price. (Cover continued on next page)



Each Portfolio currently offers Class A, Class B and Class C shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares) or (ii) deferred (purchases of Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class B shares may be subject to a declining contingent deferred sales charge ("CDSC") imposed on redemptions made within six years of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of purchase. Class C shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Purchase of Shares."



As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Portfolios will be achieved.

Shares of the Portfolios are not obligations of or guaranteed by the United States Government, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit

Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

This Prospectus explains concisely what you should know before investing in any of the Portfolios. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated October 14, 1997, which is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge by contacting the Fund at the address or telephone number listed above.



          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE VALUE PORTFOLIOS

LARGE-CAP VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities of large-sized companies using a "value" style of investing. The Advisers for Large-Cap Value Portfolio are David L. Babson & Co., Inc. ("Babson"), Davis Selected Advisers, L.P. ("Davis") and Wellington Management Company, LLP ("Wellington Management").

VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities (without regard to the size of the issuer), using a "value" style of investing. The Advisers for Value Portfolio are Davis, Neuberger&Berman, LLC ("Neuberger&Berman") and Strong Capital Management, Inc. ("Strong"). Strong has subcontracted with Schafer Capital Management, Inc. ("Schafer," and together with Strong, "Strong/Schafer") to act as Adviser to its portion of the Value Portfolio.

SMALL-CAP VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities of small-sized companies using a "value" style of investing. The Advisers for Small-Cap Value Portfolio are Berger Associates, Inc. ("Berger"), Lazard and The Glenmede Trust Company ("Glenmede"). Berger has subcontracted with Perkins, Wolf, McDonnell & Company ("PWM," and together with Berger, "Berger/PWM") to act as Adviser to its portion of the Small-Cap Value Portfolio.

THE INTERNATIONAL PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Advisers for International Equity Portfolio are Rowe Price-Fleming International, Inc. ("Rowe-Fleming"), Strong and Warburg.

CONTENTS
---------------------------------------------

  1  Prospectus

  3  Summary of Expenses

  6  Financial Highlights

  7  Style-Based Investing

  7  Investment Objectives and Policies

  8  The Growth Portfolios

  9  The Blend Portfolio

 10  The Value Portfolios

 11  The International Portfolio

 12  Advisers' Historical Performance Data

 37  Investment Techniques and Risk Factors

 44  Management of the Fund

 53  Purchase of Shares

 56  Redemption of Shares

 57  Exchange Privilege

 58  Portfolio Transactions, Brokerage and Turnover

 58  Determination of Net Asset Value

 59  Performance Data

 59  Dividends, Distributions and Taxes

 61  General Information

Summary of Expenses
--------------------------------------------------------------------------------
A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C shares follows:

                              LARGE-CAP                                            AGGRESSIVE
                               GROWTH                  MID-CAP GROWTH                GROWTH                 LARGE-CAP BLEND
                              PORTFOLIO                   PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                     --------------------------------------------------------------------------------- --------------------------
                       Class    Class    Class    Class    Class    Class    Class    Class    Class    Class    Class    Class
                         A        B        C        A        B        C        A        B        C        A        B        C
------------------------------------------------------------------------------------------------------------------------------------
Shareholder
Transaction
Expenses
Maximum Initial
Sales Load(1)          5.75%    None     None     5.75%    None     None     5.75%    None     None     5.75%    None     None
Maximum Sales
Load on Reinvested
Dividends              None     None     None     None     None     None     None     None     None     None     None     None
Maximum Deferred
Sales Load(2)          None     4.00%    1.00%    None     4.00%    1.00%    None     4.00%    1.00%    None     4.00%    1.00%
Redemption Fees(3)     None     None     None     None     None     None     None     None     None     None     None     None
Exchange Fees          None     None     None     None     None     None     None     None     None     None     None     None
------------------------------------------------------------------------------------------------------------------------------------

Annual Portfolio
Operating
Expenses (as a
percentage of
average net assets)
Management Fees        1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%
12b-1 Fees (4)         0.35%    1.00%    1.00%    0.35%    1.00%    1.00%    0.35%    1.00%    1.00%    0.35%    1.00%    1.00%
Other Expenses (net     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%
of fee
waivers/expense
reimbursements)(5)
Total Operating
Expenses (net of fee   1.78%    2.43%    2.43%    1.78%    2.43%    2.43%    1.78%    2.43%    2.43%    1.78%    2.43%    2.43%
waivers/expense        ====     ====     ====     ====     ====     ====     ====     ====     ====     ====     ====     ====
reimbursements)(5)
------------------------------------------------------------------------------------------------------------------------------------



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See "Purchase of Shares."

(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3)  A $15.00 fee may be imposed for wire redemptions.

(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.
(5) Effective June 17, 1997, with respect to the Mid-Cap Growth Portfolio and Aggressive Growth Portfolio, and the date of commencement of operations with respect to the Large-Cap Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the average daily net assets of Class A shares and 2.43% of the average daily net assets of Class B and Class C shares for each such Portfolio. Prior to June 17, 1997, with respect to the Mid-Cap Growth Portfolio and Aggressive Growth Portfolio, SunAmerica voluntarily agreed to waive fees or reimburse expenses to keep annual operating expenses at or below an annual rate of 1.90% of the average daily net assets of Class A shares and 2.55% of the average daily net assets of Class B and Class C shares for each such Portfolio. The information provided in the table represents estimated amounts for the current fiscal year net of current fee waivers/expense reimbursements. Absent such fee waivers/expense reimbursements, estimated annual Other Expenses and Total Operating Expenses would be: Large-Cap Growth Portfolio, Class A, .80% and 2.15%, Large-Cap Growth Portfolio, Class B, .85% and 2.85%, Large-Cap Growth Portfolio, Class C, 1.57% and 3.57%, Mid-Cap Growth Portfolio, Class A, .65% and 2.00%, Mid-Cap Growth Portfolio, Class B, .62% and 2.62%, Mid-Cap Growth Portfolio, Class C, .92% and 2.92%, Aggressive Growth Portfolio, Class A, .61% and 1.96%, Aggressive Growth Portfolio, Class B, .60% and 2.60%, Aggressive Growth Portfolio, Class C, .81% and 2.81%, Large-Cap Blend Portfolio, Class A, .80% and 2.15%, Large-Cap Blend Portfolio, Class

     B, .85% and 2.85%, and Large-Cap Blend Portfolio, Class C, 1.57% and 3.57%.

--------------------------------------------------------------------------------


                              LARGE-CAP                                              SMALL-CAP              INTERNATIONAL
                            VALUE PORTFOLIO           VALUE PORTFOLIO             VALUE PORTFOLIO          EQUITY PORTFOLIO
                     --------------------------------------------------------------------------------- --------------------------
                       Class    Class    Class    Class    Class    Class    Class    Class    Class    Class    Class    Class
                         A        B        C        A        B        C        A        B        C        A        B        C
------------------------------------------------------------------------------------------------------------------------------------
Shareholder
Transaction
Expenses
Maximum Initial
Sales Load(1)          5.75%    None     None     5.75%    None     None     5.75%    None     None     5.75%    None     None
Maximum Sales
Load on Reinvested
Dividends              None     None     None     None     None     None     None     None     None     None     None     None
Maximum Deferred
Sales Load(2)          None     4.00%    1.00%    None     4.00%    1.00%    None     4.00%    1.00%    None     4.00%    1.00%
Redemption Fees(3)     None     None     None     None     None     None     None     None     None     None     None     None
Exchange Fees          None     None     None     None     None     None     None     None     None     None     None     None
------------------------------------------------------------------------------------------------------------------------------------

Annual Portfolio
Operating
Expenses (as a
percentage of
average net assets)
Management Fees        1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.00%    1.10%    1.10%    1.10%
12b-1 Fees (4)         0.35%    1.00%    1.00%    0.35%    1.00%    1.00%    0.35%    1.00%    1.00%    0.35%    1.00%    1.00%
Other Expenses (net     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .43%     .58%     .58%     .58%
of fee
waivers/expense
reimbursements)(5)
Total Operating
Expenses (net of fee   1.78%    2.43%    2.43%    1.78%    2.43%    2.43%    1.78%    2.43%    2.43%    2.03%    2.68%    2.68%
waivers/expense        ====     ====     ====     ====     ====     ====     ====     ====     ====     ====     ====     ====
reimbursements)(5)
------------------------------------------------------------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See "Purchase of Shares."
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3)  A $15.00 fee may be imposed for wire redemptions.

(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.
(5) Effective June 17, 1997, with respect to the Value Portfolio and International Equity Portfolio, and the date of commencement of operations with respect to the Large-Cap Value Portfolio and Small-Cap Value Portfolio, SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the average daily net assets of Class A shares and 2.43% of the average daily net assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.03% of the average daily net assets of Class A shares and 2.68% of the average daily net assets of Class B and Class C shares for the International Equity Portfolio. Prior to June 17 , 1997, SunAmerica voluntarily agreed to waive fees or reimburse expenses to keep annual operating expenses at or below an annual rate of 1.90% of the average daily net assets of Class A shares and 2.55% of the average daily net assets of Class B and Class C shares for the Value Portfolio, and 2.15% of the average daily net assets of Class A shares and 2.80% of the average daily net assets of Class B and Class C shares for the International Equity Portfolio. The information provided in the table represents estimated amounts for the current fiscal year net of the current fee waivers/expense reimbursements. Absent such fee waivers/expense reimbursements, estimated annual Other Expenses and Total Operating Expenses would be: Large-Cap Value Portfolio, Class A, .78% and 2.13%, Large-Cap Value Portfolio, Class B, .81% and 2.81%, Large-Cap Value Portfolio, Class C, 1.41% and 3.41%, Value Portfolio, Class A, .59% and 1.94%, Value Portfolio, Class B, .57% and 2.57%, Value Portfolio, Class C, .71% and 2.71%, Small-Cap Value Portfolio, Class A, .80% and 2.15%, Small-Cap Value Portfolio, Class B, .89% and 2.89%, Small-Cap Value Portfolio, Class C, 1.77% and 3.77%, International Equity Portfolio, Class A, .95% and 2.40%, International Equity Portfolio, Class B, 1.00% and 3.10%, and International Equity Portfolio, Class C, 2.03% and 4.13%.

EXAMPLE:

--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                                      1 YEAR        3 YEARS
                                      ---------------------
Large-Cap Growth Portfolio

(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
Mid-Cap Growth Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
Aggressive Growth Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
Large-Cap Blend Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
Large-Cap Value Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
Value Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
Small-Cap Value Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $65          $106
(Class C shares)                         $35           $76
International Equity
Portfolio
(Class A shares)                         $77          $118
(Class B shares)*                        $67          $113
(Class C shares)                         $37           $83


You would pay the following expenses on the same investment, assuming no redemption:

                                      1 YEAR        3 YEARS
                                      ---------------------
Large-Cap Growth Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
Mid-Cap Growth Portfolio

(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
Aggressive Growth Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
Large-Cap Blend Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
Large-Cap Value Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
Value Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
Small-Cap Value Portfolio
(Class A shares)                         $75          $110
(Class B shares)*                        $25           $76
(Class C shares)                         $25           $76
International Equity
Portfolio
(Class A shares)                         $77          $118
(Class B shares)*                        $27           $83
(Class C shares)                         $27           $83

--------------------------------------------------------------------------------
* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares.

The foregoing examples, including the 5% return and the expenses used, are intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly, and should not be considered a representation of past or future performance or expenses. For more complete descriptions of the various costs and expenses, see "Purchase of Shares." Actual expenses may be greater or less than those shown.

Financial Highlights
--------------------------------------------------------------------------------


The following unaudited Financial Highlights are for the period November 19, 1996 (commencement of operations) through April 30, 1997 with respect to Class A and Class B shares, and for the period March 6, 1997 (initial offering of Class C shares) through April 30, 1997, with respect to Class C shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio. These Financial Highlights should be read in conjunction with the unaudited financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein. Shares of the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio will be first offered as of the date of this Prospectus.



                                                             Net gain
                                                            (loss) on
                               Net Asset                   Investments                    Dividends
                                 Value          Net           (both        Total from     from net    Distributions
                               beginning     Investment    realized and    Investment    Investment   from capital        Total
     Period                    of period     Income (1)    unrealized)     operations      Income         gains       distributions
     ------                    ---------     ----------    -----------     ----------      ------         -----       -------------
MID-CAP GROWTH
PORTFOLIO
--------------
                                                                                                         Class A
11/19/96-4/30/97                $12.50       $(0.06)         $(1.42)        $(1.48)        $ ---          $ ---           $ ---

                                                                                                         Class B
11/19/96-4/30/97                 12.50        (0.10)          (1.41)         (1.51)        -----          -----           -----

                                                                                                         Class C
3/06/97-4/30/97                  11.93        (0.03)          (0.91)         (0.94)        -----          -----           -----

AGGRESSIVE GROWTH
PORTFOLIO
-----------------
                                                                                                         Class A
11/19/96-4/30/97                $12.50       $(0.02)          $0.03          $0.01         $----          $----           $----

                                                                                                         Class B
11/19/96-4/30/97                 12.50        (0.06)           0.04          (0.02)        -----          -----           -----

                                                                                                         Class C
3/06/97-4/30/97                  13.38        (0.01)          (0.88)         (0.89)        -----          -----           -----

VALUE PORTFOLIO
---------------
                                                                                                         Class A
11/19/96-4/30/97                $12.50        $0.01           $1.03          $1.04         $----          $----           $----

                                                                                                         Class B
11/19/96-4/30/97                 12.50        (0.04)           1.04           1.00         -----          -----           -----

                                                                                                         Class C
3/06/97-4/30/97                  13.56        (0.02)          (0.04)         (0.06)        -----          -----           -----

INTERNATIONAL EQUITY

PORTFOLIO
--------------------
                                                                                                         Class A
11/19/96-4/30/97                $12.50        $0.02          $(0.04)        $(0.02)        $----          $----           $----

                                                                                                         Class B
11/19/96-4/30/97                 12.50         0.02           (0.08)         (0.06)        -----          -----           -----

                                                                                                         Class C
3/06/97-4/30/97                  12.60         0.03           (0.18)         (0.15)        -----          -----           -----

                                                                                           Ratio of net
                       Net Asset                       Net Assets           Ratio of        investment
                         Value,            Total         end of           expenses to        Income to                   Average
                         end of           Return         period           average net       average net    Portfolio  commission per
     Period              period             (2)          (000's)         assets (3)(4)     assets (3)(4)    turnover    share (5)
     ------              ------             ---          -------         -------------     -------------    --------    ---------
MID-CAP GROWTH
PORTFOLIO
--------------

11/19/96-4/30/97          $11.02          (11.84)%        $21,055             1.90%           (1.04)%            38%        $0.0472

11/19/96-4/30/97           10.99          (12.08)          15,551             2.55            (1.76)             38          0.0472

3/06/97-4/30/97            10.99           (7.88)             855             2.55            (1.80)             38          0.0472

AGGRESSIVE GROWTH
PORTFOLIO
-----------------


11/19/96-4/30/97          $12.51            0.08%         $31,278             1.90%           (0.27)%            95%        $0.0544

11/19/96-4/30/97           12.48           (0.16)          18,723             2.55            (0.91)             95          0.0544

3/06/97-4/30/97            12.49           (6.65)           1,161             2.55            (0.64)             95          0.0544

VALUE PORTFOLIO
---------------

11/19/96-4/30/97          $13.54            8.32%         $35,691             1.90%            0.16%             16%        $0.0600


11/19/96-4/30/97           13.50            8.00           25,641             2.55            (0.62)             16          0.0600


3/06/97-4/30/97            13.50           (0.44)           1,875             2.55            (0.83)             16          0.0600

INTERNATIONAL EQUITY

PORTFOLIO
--------------------

11/19/96-4/30/97          $12.48           (0.16)%         $22,995            2.15%            0.32%             14%        $0.0175


11/19/96-4/30/97           12.44           (0.48)          14,123             2.80             0.31              14          0.0175


3/06/97-4/30/97            12.45           (1.19)           1,095             2.80             1.39              14          0.0175

--------------------------------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized

(4) Net of the following expense reimbursements (based on average net assets)
    Mid-Cap Growth Portfolio, Class A....................28%
    Mid-Cap Growth Portfolio, Class B....................44%
    Mid-Cap Growth Portfolio, Class C..................3.16%
    Aggressive Growth Portfolio, Class A.................22%
    Aggressive Growth Portfolio, Class B.................35%
    Aggressive Growth Portfolio, Class C...............2.14%
    Value Portfolio, Class A.............................26%
    Value Portfolio, Class B.............................36%
    Value Portfolio, Class C...........................1.67%
    International Equity Portfolio, Class A..............35%
    International Equity Portfolio, Class B..............53%
    International Equity Portfolio, Class C............3.22%

(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold

Style-Based Investing

-------------------------------------------------------------------------------


Each Portfolio of the Fund is intended to provide investors with access to several different professional investment advisers, each seeking the same investment objective and utilizing a similar investment style with respect to a separate portion of the Portfolio's assets. Normally, the investment decisions for each Portfolio will be made by at least three Advisers, which may include SunAmerica. SunAmerica will select Advisers that it believes will provide each Portfolio with the highest quality investment services, while obtaining, within each Portfolio's overall investment objective, a distinct investment style.



SunAmerica will generally allocate investments in each Portfolio (and redemption requests) equally among its three Advisers. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then re-allocate cash flows among the three Advisers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. SunAmerica does not intend, but reserves the right, to effect such a re-balancing of asset allocation by re-allocating assets from one Adviser to another. Re-balancing may involve re-directing cash flows from a better performing Adviser to one with relatively lower returns.


From time to time, SunAmerica, with the approval of the Board, may add a new Adviser for a Portfolio, replace an Adviser or reduce the number of Advisers for a Portfolio. See "Management of the Fund."

Investment Objectives and Policies

-------------------------------------------------------------------------------


The investment objective of each Portfolio is long-term growth of capital, and each Portfolio seeks to achieve its investment objective primarily through investment in equity securities. There can be no assurance that any Portfolio's investment objective will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. The section "Investment Techniques and Risk Factors" contains a discussion of certain types of other securities in which each Portfolio may invest and certain investment techniques that each Adviser for the Portfolios may use. In addition, that section contains a discussion of certain of the principal risks attendant to an investment in the Portfolios. Although each Adviser for a Portfolio is permitted to invest in the various types of securities and use the investment techniques indicated in that section, no Adviser is required to invest in any particular type of permitted security or to use any particular investment technique. Rather, each Adviser is given full discretion to manage its portion of the assets of a Portfolio according to its own investment philosophy.


Except as specifically indicated, each Portfolio's respective investment objective and the investment policies and strategies described herein are not fundamental policies of the Portfolio and may be changed by the Board without the approval of shareholders. Certain investment restrictions may not be changed without a majority vote of the outstanding voting securities of that Portfolio. Each Portfolio's fundamental investment restrictions are described in the Statement of Additional Information. For purposes of any investment policies or restrictions discussed below, the percentage limitations of each Portfolio will be applied by each Adviser to the portion of the Portfolio's assets managed by that Adviser and will be determined at the time of an investment. SunAmerica, however, is ultimately responsible for overseeing compliance by the Advisers, and will in such capacity verify that in the aggregate the investments of each Portfolio complies with applicable percentage limitations.

Each Portfolio is "non-diversified" (as such term is defined under the 1940
Act), subject, however, to certain tax diversification requirements. See "Dividends, Distributions and Taxes."

The Growth Portfolios
-------------------------------------------------------------------------------


The Growth Portfolios consist of the Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio and Aggressive Growth Portfolio. Under normal conditions, at least 65% of each Growth Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The issuers of such securities are companies considered by the respective Advisers to have a historical record of above-average growth rate; to have significant growth potential; above-average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. The Advisers may select certain of such securities because they consider them to be undervalued in the market. Each of the Growth Portfolios may also invest in debt securities that the Advisers expect have the potential for capital appreciation which are rated as low as "BBB" by Standard & Poor's Corporation, a Division of the McGraw-Hill Companies ("S&P"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Aggressive Growth Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds). See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities. The investment polices and strategies specific to each of the Growth Portfolios are described below.

Large-Cap Growth Portfolio. The Large-Cap Growth Portfolio, advised by Janus, Papp and Montag & Caldwell, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of companies that have, at the time of purchase, a market capitalization in excess of $5 billion ("Large-Cap Companies").


Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or on another national or international stock exchange or, in some cases, are traded over-the-counter.


The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity securities of companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect have the potential for capital appreciation. See "Investment in Small-Cap Companies" and "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.


Mid-Cap Growth Portfolio. The Mid-Cap Growth Portfolio, advised by MAS, Pilgrim Baxter and T. Rowe Price, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of medium-sized companies that have, at the time of purchase, a market capitalization between $1 billion and $5 billion ("Mid-Cap Companies").

Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE or another national or international stock exchange or, in some cases, are traded over-the-counter. Such companies, however, may be less seasoned than Large-Cap Companies, as defined in "Large-Cap Growth Portfolio," above. In general, the securities of Mid-Cap Companies may be more volatile than those of Large-Cap Companies.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Mid-Cap Companies. These investments may include equity securities of Large-Cap Companies and companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect have the potential for capital appreciation. See "Investment in Small-Cap Companies" and "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.


Aggressive Growth Portfolio. The Aggressive Growth Portfolio, advised by Janus, SunAmerica and Warburg, will invest in equity securities to aggressively and selectively seek long-term total return, without regard to the market capitalization of an issuer. Generally, the Portfolio will invest in securities of companies that have, at the time of purchase, a market capitalization of less than $1 billion ("Small-Cap Companies") or Mid-Cap Companies, as defined in "Mid-Cap Growth Portfolio," above. The Advisers may also purchase securities of Large-Cap Companies, as defined in "Large-Cap Growth Portfolio," above.


Small-Cap Companies generally will be companies that, although not "start-up" companies, have been in business for a shorter period of time than Mid-Cap or Large-Cap Companies. Small-Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies, or may be in businesses that are out of favor with or have not yet been discovered by the broader investment community. While some Small-Cap

Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter.

There is no requirement that any minimum percentage of assets of the Portfolio be maintained in securities of either Small-Cap Companies or Mid-Cap Companies. In general, to the extent that more of the Portfolio's assets are invested in Small-Cap Companies, the Portfolio's net asset value may be subject to more volatility than if such assets were invested in larger companies. See "Investment in Small-Cap Companies" in "Investment Techniques and Risk Factors." In addition, the Portfolio may invest up to 35% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.

The Blend Portfolio
-------------------------------------------------------------------------------

The Fund currently offers one Blend Portfolio, the Large-Cap Blend Portfolio, the investment policies and strategies of which are described below.


Large-Cap Blend Portfolio. The Large-Cap Blend Portfolio, advised by Lazard, SunAmerica and T. Rowe Price, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of Large-Cap Companies. Large-Cap Companies have, at the time of purchase, a market capitalization in excess of $5 billion. Large-Cap Companies generally will be companies that have a substantial record of operations

(i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter. In selecting equity securities of Large-Cap Companies, an Adviser will seek to achieve a blend of what it considers to be growth companies, value companies and companies which the adviser believes have elements of both growth and value. An Adviser will normally select securities of companies whose earnings are expected by the Adviser to grow and to be able to support a growing dividend payment, as well as securities that do not pay dividends currently but offer prospects of appreciation and future income. Investments will be identified based upon factors including undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a below-average price to book value ratio, a below-average price to earnings ratio and, although current income will not always be a significant factor in selecting securities, an above-average dividend yield. Investments will also be identified based upon other factors including above-average earnings growth and cash flow sufficient to support growing dividends, as well as the prospect for capital appreciation and future dividend payments with respect to securities that do not currently pay dividends.



The Large-Cap Blend Portfolio may invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity securities of companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion. These investments may also include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below "BBB" by S&P, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds). See "Investment in Small-Cap Companies" and "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.

The Value Portfolios
-------------------------------------------------------------------------------

The Value Portfolios consist of the Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio. Under normal circumstances, at least 65% of each Value Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The Advisers will normally select securities that they believe are selling at a price that is low relative to their worth. Investments will be identified based upon factors including undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a below-average price to book value ratio, a below-average price to earnings ratio and, although current income will not always be a significant factor in selecting securities, an above-average dividend yield. In addition, the Advisers may take into account such other factors as an issuer's product demand and development, resources for expansion, quality of management, overall favorable business prospects and industry fundamentals. While the Advisers seek to identify investments with the potential for above-average appreciation, there is a risk that other investors will not recognize the intrinsic worth of a security owned by the Value Portfolios for a long period, if at all. In addition, there is the risk that a security judged to be undervalued by the Advisers is actually appropriately priced due to fundamental problems with the issuer's business prospects that are not yet apparent. Each of the Value Portfolios may invest in debt securities that the Advisers expect to have the potential for capital appreciation, which are rated as low as "BBB" by S&P, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality. The Value Portfolio and Small-Cap Value Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds). See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities. The investment policies and strategies specific to each of the Value Portfolios are described below.


Large-Cap Value Portfolio. The Large-Cap Value Portfolio, advised by Babson, Davis and Wellington Management, will invest, under normal circumstances, at least 65% of the Portfolio's assets in securities of Large-Cap Companies that the Advisers believe are selling at a price that is low relative to their worth. Large-Cap Companies have, at the time of purchase, a market capitalization in excess of $5 billion. Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter.


The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect to have the potential for capital appreciation. See "Investment in Small-Cap Companies" and "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.


Value Portfolio. The Value Portfolio, advised by Davis, Neuberger&Berman, and Strong/Schafer, will invest, under normal circumstances, in securities that the Advisers believe are selling at a price that is low relative to their worth, without regard to the market capitalization of the issuer. It is anticipated that a significant portion of the Portfolio's assets as a whole will generally be invested in securities of Mid-Cap Companies, which have, at the time of purchase, a market capitalization between $1 billion and $5 billion; however, any particular Adviser may not necessarily invest a significant portion of the Portfolio's assets allocated to it in such companies. Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter. Investing in such companies may have greater risks than investing in larger companies.


The Portfolio may also invest up to 35% of its total assets in debt securities that the Advisers expect to have the potential for capital appreciation. See "Fixed Income Securities" in "Investment Techniques and Risk Factors."


Small-Cap Value Portfolio. The Small-Cap Value Portfolio, advised by Berger/PWM, Lazard and Glenmede, will invest under normal circumstances, at least 65% of the Portfolio's total assets in securities of Small-Cap Companies that the Advisers believe are selling at a price that is low relative to their worth. Small-Cap Companies have, at the time of purchase, a market capitalization of less than $1 billion. Small-Cap Companies generally will be companies that, although not "start-up" companies, have been in business for a shorter period of time than Mid-Cap or Large-Cap Companies. Small-Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies, or may be in businesses that are out of favor with or have not yet been discovered by the broader investment community. While some Small-Cap Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter. In general, to the extent that the Portfolio's assets are invested in Small-Cap

Companies, the Portfolio's net asset value may be subject to more volatility than if such assets were invested in larger companies. See "Investment in Small-Cap Companies" in "Investment Techniques and Risk Factors."

The Portfolio may also invest up to 35% of its total assets in equity securities of issuers other than Small-Cap Companies and in debt securities that the Advisers expect have the potential for capital appreciation. See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.

The International Portfolio
-------------------------------------------------------------------------------

The Fund currently offers one International Portfolio, the International Equity Portfolio, the investment policies and strategies of which are described below.

International Equity Portfolio. The International Equity Portfolio, advised by Warburg, Rowe-Fleming and Strong, will invest, under normal circumstances, in securities of non-U.S. issuers. Country selection is a significant part of each Adviser's investment process. The Portfolio is permitted to invest in any country where it is legal for U.S. investors to invest.

The Portfolio will invest in securities of companies without regard to their market capitalization. However, investing in smaller companies may have greater risks than investing in larger companies. See "Investment in Small-Cap Companies" in "Investment Techniques and Risk Factors." The Portfolio may also invest from time to time in companies located in countries considered to be emerging markets (i.e., those generally considered to be in emerging or developing countries). Investment in foreign securities in general, and in emerging markets in particular, involves certain risks not present when investing in United States securities. See "Foreign Securities" in "Investment Techniques and Risk Factors."

Under normal conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of issuers in at least three countries other than the United States. The Portfolio may purchase securities on foreign stock exchanges, on U.S. stock exchanges, or in the over-the-counter market. In addition, the Portfolio may invest in securities in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities representing a right to obtain underlying securities of foreign issuers. The Portfolio may invest up to 35% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is below "BBB" by S&P, or below "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds). See "Fixed Income Securities" in "Investment Techniques and Risk Factors" below for a discussion of the risks associated with investing in such securities.

Advisers' Historical Performance Data
-------------------------------------------------------------------------------

Set forth below is historical performance data relating to each of the Advisers selected by SunAmerica for the Portfolios. The performance information presented below is based on data provided by each Adviser relating to accounts managed by that Adviser that have investment objectives and policies similar (although not necessarily identical) to the relevant Portfolio and are advised by that Adviser using investment styles and strategies substantially similar to those to be employed by that Adviser in advising its portion of the Portfolio. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND OR ANY PORTFOLIO. The Fund is recently organized and the Mid-Cap Growth, Aggressive Growth, Value and International Equity Portfolios have performance records of less than a year. The Large-Cap Growth, Large-Cap Blend, Large-Cap Value and Small-Cap Value

Portfolios will commence operations on or about the date of this Prospectus. The following performance should not be considered a prediction of future performance of the Fund or any Portfolio. The performance of a particular Portfolio may be higher or lower than that shown below.

All of the Advisers' historical performance information reflects annualized total return over the stated period of time. Total return shows how much an investment has increased (decreased) over a specified period of time and includes capital appreciation and income. The term "annualized total return" signifies that cumulative total returns for a stated time period (i.e., 1, 3, 5 or 10 years) have been annualized over such period. In order to present the total return information in a consistent manner, all returns were calculated by geometrically linking quarterly total return data for the relevant number of quarters and annualizing the result over the equivalent number of years.


All information is based on data supplied by the Advisers or Morningstar, Inc. ("Morningstar") and believed by the Fund to be reliable. However, such information has not been verified, and unless otherwise indicated in the endnotes to the tables set forth below, has not been audited. Where an Adviser's performance is based on a single account, performance has been calculated in accordance with prescribed Securities and Exchange Commission guidelines. Where composite performance information is provided, the total return for each Adviser's composite performance has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"). Unless otherwise indicated, the performance, while having been calculated in accordance with either Securities and Exchange Commission or AIMR methodology, has not been independently verified or audited. AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Performance figures for any particular Adviser do not necessarily reflect all of the Adviser's assets under management and may not accurately reflect the performance of all accounts managed by the Adviser.


The performance information in the following tables is presented net of actual fees charged by the individual Advisers, except as otherwise noted, and reflects the imposition of any sales loads or charges, if applicable. If the performance figures are net of actual fees, they do not reflect the operating expenses of the Portfolio (such as Rule 12b-1 fees) or any applicable sales charge. In the event that the performance figures are not net of actual fees, they are instead presented net of the highest annual expenses charged to any account which is included in the particular composite.


Certain of the client accounts that are included in an Adviser's past performance record may not be registered investment companies. Such accounts would not be subject to the same types of expenses to which the Fund is subject, nor to the specific diversification and other restrictions and investment limitations imposed on the Fund and its Portfolios by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The performance results that include accounts that are not registered investment companies might have been less favorable had they been subject to regulation as investment companies under the relevant federal laws.



Finally, for each period presented, the investment performance for the Advisers of each Portfolio, is compared to the average performance of a group of similar mutual funds tracked by Morningstar. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.

Advisers for Large-Cap Growth Portfolio
-------------------------------------------------------------------------------

The Advisers for the Large-Cap Growth Portfolio are:

Janus Capital Corporation (Janus)
L. Roy Papp & Associates (Papp)
Montag & Caldwell, Inc. (Montag & Caldwell)

The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."

ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Periods Ended June 30, 1997

                     Advisers' Past Performance (Bar Chart)

                                     1 Year


Morningstar Large Growth Category                                        25.1%
Janus                                                                    27.9%
Papp                                                                     39.8%
Montag & Caldwell                                                        41.3%

                                     3 Years

Morningstar Large Growth Category                                        24.2%
Janus                                                                    28.7%
Papp                                                                     35.3%
Montag & Caldwell                                                        34.1%

                                     5 Years

Morningstar Large Growth Category                                        17.2%
Janus                                                                    17.5%
Papp                                                                     21.6%
Montag & Caldwell                                                        23.9%



NOTES (Large-Cap Growth Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

    Janus


Janus' historical performance data covers 9 1/2 years (the period since inception) and reflects the performance of the Janus Earnings Growth Composite (which includes mutual funds). The annualized return since inception of the composite is 20.0% as of June 30, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Janus in managing its portion of the Large-Cap Growth Portfolio, except that 38 such accounts, with net assets totaling $62 million (less than 1% of the total assets in the 78 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of June 30, 1997, the composite included 40 accounts with aggregate assets of $11.8 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.



    Papp


Papp's historical performance data covers 5 1/2 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 20.4% as of June 30, 1997. This account represents the only account managed by Papp with an investment objective and investment policies and strategies substantially similar to those to be used by Papp in managing its portion of the Large-Cap Growth Portfolio. As of June 30, 1997, the account's net assets totaled $157.8 million. The returns are presented net of actual fees.

    Montag & Caldwell


Montag & Caldwell's historical performance data covers 10 years and reflects the performance of the Montag & Caldwell Growth Composite. The annualized ten-year return of the composite is 18.0% as of June 30, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Montag & Caldwell in managing its portion of the Large-Cap Growth Portfolio, except that 11 such accounts, with net assets totaling $20 million (less than 1% of the total assets in the 125 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of June 30, 1997, the composite included 114 accounts with aggregate assets of $4.8 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales load or charges.


Morningstar Large Growth Category

Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of 209 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Growth Portfolio.

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

Five Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)


                                                                Morningstar
                                                               Large Growth
            Janus          Papp         Montag & Caldwell        Category

1992       $10,000        $10,000           $10,000               $10,000
1993       $11,490        $10,179           $11,200               $11,392

1994       $10,674        $10,750           $12,085               $11,299
1995       $13,514        $14,611           $15,928               $14,133
1996       $17,784        $19,032           $20,642               $17,335
1997       $22,746        $26,609           $29,168               $21,653



NOTE (Large-Cap Growth Portfolio)
-------------------------------------------------------------------------------

Growth of a $10,000 Investment


The "Growth of $10,000" chart reflects five and one-half years of performance data for the Janus Earnings Growth Composite, L. Roy Papp American-Abroad Fund, and Montag & Caldwell Growth Composite. The returns for the Janus Earnings Growth Composite, L. Roy Papp American-Abroad Fund, and Montag & Caldwell Growth Composite are net of actual expenses.


Advisers for Mid-Cap Growth Portfolio
-------------------------------------------------------------------------------

The Advisers for the Mid-Cap Growth Portfolio are:

Miller Anderson & Sherrerd, LLP (MAS)
Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter)
T. Rowe Price Associates, Inc. (T. Rowe Price)

The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."


PORTFOLIO PERFORMANCE
-------------------------------------------------------------------------------

The Portfolio's total return since inception (November 19, 1996) through June 30, 1997 was 1.6%.

ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------


Periods Ended June 30, 1997

                     Advisers' Past Performance (Bar Chart)

                               1 Year


Morningstar Mid-Cap Category                                      10.8%
MAS                                                                7.6%
Pilgrim Baxter                                                    -6.4%
T. Rowe Price                                                     17.2%

                               3 Years

Morningstar Mid-Cap Category                                      21.9%
MAS                                                               24.9%
Pilgrim Baxter                                                    24.1%
T. Rowe Price                                                     25.8%
                               5 Years

Morningstar Mid-Cap Category                                      17.3%
MAS                                                               18.4%
Pilgrim Baxter                                                    17.7%
T. Rowe Price                                                     24.1%


NOTES (Mid-Cap Growth Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance


Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales load or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.


    MAS


MAS' historical performance data covers 7 1/4 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 19.1% as of June 30, 1997. This account represents the only account managed by MAS with an investment objective and investment policies and strategies substantially similar to those to be used by MAS in managing its portion of the Mid-Cap Growth Portfolio. As of June 30, 1997, the account's net assets totaled $387.9 million. The returns are presented net of actual fees.

    Pilgrim Baxter

Pilgrim Baxter's historical performance data covers 10 years and reflects the performance of the Pilgrim Baxter Mid-Cap Composite. The annualized ten-year return of the composite is 12.3% as of June 30, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Pilgrim Baxter in managing its portion of the Mid-Cap Growth Portfolio. As of June 30, 1997, the composite included 11 accounts totaling $1.3 billion, which represented 9.3% of all equity accounts under management. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


    T. Rowe Price

T. Rowe Price's historical performance data covers approximately 5 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The five-year annualized return of the account is 24.1% as of June 30, 1997. T. Rowe Price manages a total of 6 accounts (all of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portfolio of the Mid-Cap Growth Portfolio. T. Rowe Price does not calculate composite performance for mutual fund accounts. Of the other 5 accounts, 4 do not have performance records as of June 30, 1997. The omission of the fifth account, with assets of approximately $92 million (approximately 5% of the total assets in the 6 accounts), does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled approximately $1.3 billion. The returns are presented net of actual fees.

Morningstar Mid-Cap Growth Category

Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 334 mutual funds which have portfolios with similar median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Mid-Cap Growth Portfolio.


GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------


Five Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)

                         Pilgrim          T. Rowe           Morningstar Mid-Cap
            MAS          Baxter           Price                  Category

1992      $10,000        $10,000          $10,000                 $10,000
1993      $11,857        $12,830          $13,688                 $12,396
1994      $11,902        $11,842          $14,797                 $12,392
1995      $14,817        $16,318          $18,675                 $15,869
1996      $21,330        $24,151          $25,095                 $20,402
1997      $23,016        $22,606          $29,408                 $22,609

NOTE (Mid-Cap Growth Portfolio)
-------------------------------------------------------------------------------

Growth of a $10,000 Investment

The "Growth of $10,000" chart reflects five years of performance data for the Pilgrim Baxter Mid Cap Composite, T. Rowe Price Mid Cap Growth Fund, and MAS Mid Cap Growth Fund. Returns for all time periods are net of actual expenses.


Advisers for Aggressive Growth Portfolio
-------------------------------------------------------------------------------

The Advisers for the Aggressive Growth Portfolio are:


Janus Capital Corporation (Janus)
SunAmerica Asset Management Corp. (SunAmerica)
Warburg Pincus Asset Management, Inc. (Warburg)


The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."


PORTFOLIO PERFORMANCE
-------------------------------------------------------------------------------

The Portfolio's total return since inception (November 19, 1996) through June 30, 1997 was 14%.


ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------


Periods Ended June 30, 1997

                             1 Year

Morningstar Aggressive Growth Category                         7.5%
Janus                                                         14.7%
SunAmerica                                                   -12.3%
Warburg                                                        7.8%

                             3 Years

Morningstar Aggressive Growth Category                        20.6%
Janus                                                         35.8%
SunAmerica                                                    21.0%
Warburg                                                       23.6%
                             5 Years

Morningstar Aggressive Growth Category                        17.1%
Janus                                                         26.2%
SunAmerica                                                    18.0%
Warburg                                                       19.3%


NOTES (Aggressive Growth Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance


Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.


    Janus

Janus' historical performance data covers 7 1/2 years (the period since inception) and reflects the performance of the Janus Aggressive Growth Composite (which includes mutual funds). The annualized return since inception of the composite is 24.4% as of June 30, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Janus in managing its portion of the Aggressive Growth Portfolio, except that 12 such accounts, with net assets totaling $38.9 million (less than 5% of the total assets in the 27 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of June 30, 1997, the composite included 15 accounts with aggregate assets of $782 million. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.

    SunAmerica

SunAmerica's historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. The annualized ten-year return of the account is 13.3% as of June 30, 1997. SunAmerica manages a total of 2 accounts (both of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the Aggressive Growth Portfolio. SunAmerica does not calculate composite performance for mutual fund accounts. The omission of the other account, with assets of $62 million (approximately 28.5% of the total assets in the 2 accounts), does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled $155.5 million. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 5.75%.


    Warburg

Warburg's historical performance data covers approximately 6 1/4 years and reflects the performance of a single account, which is a mutual fund. The annualized return since inception of the account is 7.1% as of June 30, 1997. Warburg manages a total of 3 accounts (1 of which is an institutional account and 2 of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the Aggressive Growth Portfolio. Warburg does not calculate a combined composite performance for its mutual fund accounts, nor does it calculate a combined composite of the institutional account's performance and the mutual funds' performance. However, the performance for the other 2 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled $390.9 million, which represented approximately 22% of the total assets in the 3 similar accounts. The returns are presented net of actual fees and sales charges.

Morningstar Aggressive Growth Category

Developed by Morningstar, the Morningstar Aggressive Growth Category currently reflects a group of 131 mutual funds which seek rapid growth of capital. The group typically employ strategies that involve greater risk than those used by most equity funds.


GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------


Six Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)

                                                              Morningstar
                                                              Aggressive
             Janus         SunAmerica         Warburg           Growth
                                                               Objective

1991        $10,000         $10,000           $10,000           $10,000
1992        $12,333         $10,210           $12,027           $11,603
1993        $15,242         $14,064           $15,526           $14,811
1994        $15,747         $13,156           $15,381           $14,844
1995        $22,974         $18,887           $20,219           $19,209
1996        $34,407         $26,469           $26,867           $24,840

1997        $39,474         $24,614           $28,959           $26,803

NOTE (Aggressive Growth Portfolio)
-------------------------------------------------------------------------------

Growth of a $10,000 Investment


The "Growth of $10,000" chart reflects six years of performance data for the Janus Aggressive Growth Composite, SunAmerica Small Company Growth Fund and Warburg Pincus Emerging Growth Fund. Returns for all time periods are net of actual expenses.

Advisers for Large-Cap Blend Portfolio
-------------------------------------------------------------------------------

The Advisers for the Large-Cap Blend Portfolio are:

Lazard Asset Management (Lazard)
SunAmerica Asset Management Corp. (SunAmerica)
T. Rowe Price Associates, Inc. (T. Rowe Price)

The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."

ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Periods Ended June 30, 1997

                     Advisers' Past Performance (Bar Chart)

                               1 Year


Morningstar Large Blend Category                                 28.8%
Lazard                                                           30.0%
SunAmerica                                                       24.2%
T. Rowe Price                                                    29.1%

                              3 Years

Morningstar Large Blend Category                                 24.4%
Lazard                                                           26.6%
SunAmerica                                                       24.4%
T. Rowe Price                                                    24.1%

                              5 Years

Morningstar Large Blend Category                                 17.4%

Lazard                                                           20.2%
T. Rowe Price                                                    18.5%

                              10 Years

Morningstar Large Blend Category                                 12.6%
Lazard                                                           14.1%
T. Rowe Price                                                    13.1%


NOTES (Large-Cap Blend Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance


Except as otherwise noted below, an Adviser's performance is presented net of actual fees, and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.


    Lazard

Lazard's historical performance data covers 10 years and reflects the performance of Lazard's U.S. Equity Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Lazard in managing its portion of the Large-Cap Blend Portfolio, except that 37 such accounts, with net assets totaling $4.2 million (less than 1% of the total assets in the 91 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of June 30, 1997, the composite included 54 accounts totaling over $6.8 billion in assets under management. The returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.

    SunAmerica


SunAmerica's historical performance data covers 3 years (the period since inception) and reflects the performance of a single account, which is a front-end load mutual fund. This account represents the only account managed by SunAmerica with an investment objective and investment policies and strategies substantially similar to those to be used by SunAmerica in managing its portion of the Large-Cap Blend Portfolio. As of June 30, 1997, the fund's net assets totaled $155.5 million. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 5.75%.



    T. Rowe Price

T. Rowe Price's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. According to T. Rowe Price, this account represents the only investment vehicle managed by T. Rowe Price with an investment objective and investment policies and strategies substantially similar to those to be used by T. Rowe Price in managing its portion of the Large-Cap Blend Portfolio. As of June 30, 1997, the account's net assets totaled over $3.0 billion. The returns are presented net of actual fees.


Morningstar Large Blend Category

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of 679 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Blend Portfolio.

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

Three Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)

                                                              Morningstar Large
            Lazard        SunAmerica       T. Rowe Price        Blend Category

1994        $10,000         $10,000           $10,000              $10,000

1995        $12,630         $10,645           $11,878              $13,608

1996        $15,611         $14,436           $14,802              $14,867

1997        $20,294         $19,010           $19,121              $19,131


 NOTE (Large-Cap Blend Portfolio)
-------------------------------------------------------------------------------

Growth of a $10,000 Investment

 The "Growth of $10,000" chart reflects three years of performance data for the Lazard U.S. Equity Composite, SunAmerica Series Trust Venture Value Fund, and T. Rowe Price Growth & Income Fund. The returns for the Lazard U.S. Equity Composite, SunAmerica Series Trust Venture Value Fund, and T. Rowe Price Growth & Income Fund are net of actual expenses.



Advisers for Large-Cap Value Portfolio
-------------------------------------------------------------------------------

The Advisers for the Large-Cap Value Portfolio are:

David L. Babson & Co., Inc. (Babson)
Davis Selected Advisers, L.P. (Davis)
Wellington Management Company, LLP (Wellington Management)

The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."

ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Periods Ended June 30, 1997

                           Advisers' Past Performance


                             1 Year

Morningstar Large Value Category                              28.5%
Babson                                                        27.4%
Davis                                                         32.8%
Wellington Management                                         29.5%

                             3 Years

Morningstar Large Value Category                              23.0%

Babson                                                        24.1%
Davis                                                         26.4%
Wellington Management                                         24.2%

                             5 Years

Morningstar Large Value Category                              17.0%
Babson                                                        20.4%
Davis                                                         21.7%
Wellington Management                                         20.1%

                            10 Years

Morningstar Large Value Category                              11.8%
Babson                                                        13.9%
Davis                                                         17.2%
Wellington Management                                         13.9%



NOTES (Large-Cap Value Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance


Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.


    Babson

Babson's historical performance data covers 10 years and reflects the performance of the Babson Value Composite. According to Babson, the composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Babson in managing its portion of the Large-Cap Value Portfolio. Composite returns with respect to the period prior to 1995 are based on results from a single account, which is a no-load mutual fund, and, with respect to the period from 1995 to present, are based on results from fully discretionary separate accounts and no-load mutual funds advised by Babson. As of June 30, 1997, the composite included 10 accounts with aggregate assets of $1.3 billion. The composite returns are presented net of actual fees. None of the accounts included in composite bears any sales loads or charges.

    Davis

Davis' historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. Davis manages a total of 12 accounts (8 of which are institutional accounts and 4 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portion of the Large-Cap Value Portfolio. Davis does not calculate composite performance for either its institutional accounts or its mutual fund accounts, nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 11 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled $5.5 billion, which represented approximately 83% of the total assets in the 12 similar accounts. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 4.75%.


    Wellington Management



Wellington Management's historical performance data covers 10 years and reflects the performance of the Wellington Management Value/Yield Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Wellington Management in managing its portion of the Large-Cap Value Portfolio. As of June 30, 1997, the composite included 14 separately managed accounts totaling $3.4 billion of assets under management. The returns for the composite were supplied to the Fund by Wellington Management gross of certain fees, but have been adjusted to reflect the highest fees charged to any account included in the composite for the reporting period. None of the accounts in the composite bears any sales loads or charges.


Morningstar Large Value Category

Developed by Morningstar, the Morningstar Large Value Category reflects a group of 294 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Value Portfolio.

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

Ten Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)


                                                Morningstar
                                                  Large
                                Wellington        Value
         Babson      Davis      Management       Category

1987     $10,000    $10,000       $10,000        $10,000
1988      $9,680     $9,435        $9,630         $9,596
1989     $11,026    $11,756       $11,238        $11,261

1990     $11,577    $13,608       $12,059        $12,172
1991     $12,433    $14,549       $13,072        $12,759
1992     $14,457    $17,144       $14,810        $14,630
1993     $16,409    $21,660       $17,713        $16,880
1994     $19,215    $22,594       $19,325        $17,337
1995     $23,193    $28,131       $22,494        $20,705
1996     $28,852    $34,367       $28,567        $25,116
1997     $36,757    $47,928       $36,909        $32,273

 NOTE (Large-Cap Value Portfolio)


-------------------------------------------------------------------------------

Growth of a $10,000 Investment

The "Growth of $10,000" chart reflects ten years of performance data for the Babson Value Composite, Davis New York Venture Fund, and Wellington Value/Yield Composite. Returns for the Babson Value Composite and the Davis New York Venture Fund are net of actual expenses. The returns for the Wellington Value/Yield Composite have been adjusted to give effect to the account in the composite with the highest annualized expense for each 1, 3, 5, and 10 year period.


Advisers for Value Portfolio
-------------------------------------------------------------------------------

The Advisers for the Value Portfolio are:

Davis Selected Advisers, L.P. (Davis)
Neuberger&Berman, LLC (Neuberger&Berman)
Strong Capital Management, Inc. (subcontracted to Schafer Capital Management, Inc., together with Strong Capital Management, Inc. referred to as "Strong/Schafer").

The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."


PORTFOLIO PERFORMANCE
-------------------------------------------------------------------------------

The Portfolio's total return since inception (November 19, 1996) through June 30, 1997 was 19.28%.


ANNUALIZED TOTAL RETURNS

--------------------------------------------------------------------------------


Periods Ended June 30, 1997

                     Advisers' Past Performance (Bar Chart)

                                1 Year

Morningstar Mid-Cap Value                                           27.0%
Davis                                                               32.8%

Neuberger&Berman                                                    33.0%
Strong/Schafer                                                      33.3%

                                3 Years

Morningstar Mid-Cap Value                                           21.0%
Davis                                                               26.4%
Neuberger&Berman                                                    27.2%
Strong/Schafer                                                      24.1%

                                5 Years

Morningstar Mid-Cap Value                                           16.6%
Davis                                                               21.7%
Neuberger&Berman                                                    21.0%
Strong/Schafer                                                      19.2%

                               10 Years

Morningstar Mid-Cap Value                                           12.0%
Davis                                                               17.2%
Neuberger&Berman                                                    14.3%
Strong/Schafer                                                      13.2%


NOTES (Value Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance


Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

    Davis

Davis' historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. Davis manages a total of 12 accounts (8 of which are institutional accounts and 4 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portion of the Value Portfolio. Davis does not calculate composite performance for either its institutional accounts or its mutual fund accounts, nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 11 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled $5.5 billion, which represented approximately 83% of the total assets in the 12 similar accounts. The returns presented in the chart are net of actual fees and reflect the imposition of a sales charge of 4.75%.

    Neuberger&Berman

Neuberger&Berman's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. This account represents the only account managed by Neuberger&Berman with an investment objective and investment policies and strategies substantially similar to those to be used by Neuberger&Berman in managing its portion of the Value Portfolio. As of June 30, 1997, the account's net assets totaled $2.34 billion. The returns are presented net of actual fees.

    Strong/Schafer

Strong/Schafer's historical performance data covers 10 years and reflects the performance of the Schafer Capital Equity Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Strong/Schafer in managing its portion of the Value Portfolio. As of June 30, 1997, the composite included 2 separately managed accounts and 1 mutual fund totaling approximately $1.1 billion of assets under management. The returns are presented net of actual fees. None of the accounts in the composite bears any sales loads or charges. Prior to January 1, 1993, not all composite calculations complied with AIMR. Accordingly, performance results prior to January 1, 1993 do not comply with AIMR.

Morningstar Mid-Cap Value Category

Developed by Morningstar, Inc., the Morningstar Mid-Cap Value Category currently reflects a group of 191 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Value Portfolio.


GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

Ten Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)

                               Neuberger&                          Morningstar
               Davis             Berman         Strong/Schafer    Mid-Cap Value

1987          $10,000            $10,000            $10,000          $10,000
1988           $9,435             $9,714             $8,780          $10,082
1989          $11,756            $11,419            $10,317          $11,812

1990          $13,608            $12,336            $11,596          $12,487
1991          $14,549            $12,970            $11,770          $13,187
1992          $17,144            $14,687            $14,430          $15,133
1993          $21,660            $17,885            $16,839          $17,872
1994          $22,594            $18,505            $18,136          $18,483
1995          $28,131            $22,937            $21,709          $21,757
1996          $34,367            $28,635            $26,029          $26,395
1997          $47,928            $38,092            $34,696          $33,568


 NOTE (Value Portfolio)
-------------------------------------------------------------------------------

Growth of a $10,000 Investment

The "Growth of $10,000" chart reflects ten years of performance data for the Davis New York Venture Fund, Neuberger & Berman Partners Fund, and Schafer Capital Equity Composite. The returns for the Davis New York Venture Fund, Neuberger & Berman Partners Fund, and the Schafer Capital Equity Composite are net of actual expenses.

Advisers for Small-Cap Value Portfolio
-------------------------------------------------------------------------------

The Advisers for the Small-Cap Value Portfolio are:

Berger Associates, Inc. (subcontracted to Perkins, Wolf, McDonnell & Company, together with Berger Associates, Inc. referred to as "Berger/PWM")
Lazard Asset Management (Lazard)
The Glenmede Trust Company (Glenmede)

The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."

ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Periods Ended June 30, 1997

                     Advisers' Past Performance (Bar Chart)


                             1 Year

Morningstar Small Value Category                              24.1%

Berger/PWM                                                    34.3%
Lazard                                                        34.6%

Glenmede                                                      34.3%

                             3 Years

Morningstar Small Value Category                              20.6%
Berger/PWM                                                    22.6%
Lazard                                                        25.2%
Glenmede                                                      23.5%

                             5 Years

Morningstar Small Value Category                              17.7%
Berger/PWM                                                    21.3%
Lazard                                                        23.2%
Glenmede                                                      21.6%


NOTES (Small-Cap Value Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.


    Berger/PWM

Berger/PWM's historical performance data covers approximately 9 3/4 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized total return since inception of the account is 16.2% as of June 30, 1997. This account represents the only account managed by Berger/PWM with an investment objective and investment policies and strategies substantially similar to those to be used by Berger/PWM in managing its portion of the Small-Cap Value Portfolio. As of June 30, 1997, the account's net assets totaled $67 million. The returns are presented net of actual fees.


    Lazard

Lazard's historical performance data covers 9 1/2 years (the period since inception) and reflects the performance of the Lazard U.S. Small Cap Equity Composite. The annualized total return since inception of the composite is 17.3% as of June 30, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Lazard in managing its portion of the Small-Cap Value

Portfolio, except that 11 such accounts, with net assets totaling $193 million (less than 13% of the total assets in the 32 accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of June 30, 1997, the composite included 21 accounts totaling $1.3 billion in assets under management. The returns for the composite were supplied to the Fund by Lazard gross of certain fees, but have been adjusted to reflect the highest fees charged to any account included in the composite for the reporting period. None of the accounts included in the composite bears any sales loads or charges.

    Glenmede

Glenmede's historical performance data covers approximately 6 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 18.3% as of June 30, 1997. This account represents the only account managed by Glenmede with an investment objective and investment policies and strategies substantially similar to those to be used by Glenmede in managing its portion of the Small-Cap Value Portfolio. As of June 30, 1997, the account's net assets totaled $400 million. The returns for the account were supplied to the Fund by Glenmede gross of certain fees, but have been adjusted to reflect the highest fees charged to the account for the reporting period.

Morningstar Small Value Category

Developed by Morningstar, the Morningstar Small Value Category currently reflects a group of 182 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Small-Cap Value Portfolio.

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

Six Years Ended June 30, 1997

                 Growth of a $10,000 Investment (Mountain Chart)

                                                               Morningstar
                                                               Small Value
           Berger/PWM          Lazard         Glenmede          Category

1991         $10,000           $10,000         $10,000           $10,000
1992         $10,883           $11,030         $10,290           $11,584
1993         $12,751           $14,493         $13,768           $14,205
1994         $15,530           $15,957         $14,539           $15,101
1995         $17,830           $19,755         $17,098           $17,547
1996         $21,231           $23,271         $20,381           $21,326
1997         $28,518           $31,323         $27,371           $26,467

 NOTE (Small-Cap Value Portfolio)
-------------------------------------------------------------------------------

Growth of a $10,000 Investment

The "Growth of $10,000" chart reflects five years of performance data for the Berger Small Cap Value Fund, Glenmede Small Cap Value Equity Fund, and Lazard U.S. Small Cap Composite. The performance for the Berger Small Cap Value Fund, Glenmede Small Cap Value Equity Fund, and Lazard U.S. Small Cap Composite reflect net-of-fee data.

Advisers for International Equity Portfolio
-------------------------------------------------------------------------------

The Advisers for the International Equity Portfolio are:


Rowe Price-Fleming International, Inc. (Rowe-Fleming)
Strong Capital Management, Inc. (Strong)
Warburg Pincus Asset Management, Inc. (Warburg)


The performance results supplied by each Adviser were prepared as set forth below under "Individual Adviser Performance."


PORTFOLIO PERFORMANCE
-------------------------------------------------------------------------------

The Portfolio's total return since inception (November 19, 1996) through June 30, 1997 was 10.24%.

ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Periods Ended June 30, 1997

                     Advisers' Past Performance (Bar Chart)

                                     1 Year

Morningstar Foreign Stock                                     17.5%
Rowe-Fleming                                                  18.1%
Strong                                                         4.0%
Warburg                                                       14.8%

                                    3 Years

Morningstar Foreign Stock                                     10.3%
Rowe-Fleming                                                  13.4%
Strong                                                         8.4%
Warburg                                                       10.4%

                                   5 Years

Morningstar Foreign Stock                                     12.2%
Rowe-Fleming                                                  13.6%
Strong                                                        12.5%
Warburg                                                       14.6%


NOTES (International Equity Portfolio)
-------------------------------------------------------------------------------

Individual Adviser Performance

Except as otherwise noted below, an Adviser's performance is presented net of actual fees. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

    Rowe-Fleming

Rowe-Fleming's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. The ten-year annualized return of the account is 10.2% as of June 30, 1997. Rowe-Fleming manages a total of 32 accounts (19 of which are institutional accounts and 12 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portfolio of the International Equity Portfolio. Although Rowe-Fleming calculates composite performance for its institutional accounts, it does not calculate composite performance for mutual fund accounts, nor does it calculate a composite which combines the institutional accounts' composite performance with the mutual funds' performance. However, the performance for the other 31 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled approximately $10.8 billion, which represented approximately 40.5% of the total assets in the 32 similar accounts. The returns are presented net of actual fees.

    Strong

Strong's historical performance data covers 5 1/4 years (the period since inception) and reflects the performance of the Strong International Equity Composite. The annualized return since inception of the composite is 12.8% as of June 30, 1997. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Strong in managing its portion of the International Equity Portfolio. As of June 30, 1997, the composite included 3 separate accounts and 1 mutual fund totaling $401.6 million. The returns for the Strong International Equity Composite were supplied to the Fund by Strong gross of certain fees but have been adjusted to reflect the highest fees charged to any account included in the composite for the reporting period. None of the accounts included in the composite bears any sales loads or charges.

    Warburg

Warburg's historical performance data covers approximately 6 1/4 years and reflects the performance of a single account, which is a mutual fund. The annualized return since inception of the account is 12.2% as of June 30, 1997. Warburg manages a total of 8 accounts (1 of which is an institutional account and 7 of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the International Equity Portfolio. Warburg does not calculate a combined composite performance for its mutual fund accounts, nor does it calculate a combined composite of the institutional account's performance and the mutual funds' performance. However, the performance for the other 7 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of June 30, 1997, the account's net assets totaled $571.6 million, which represented approximately 10.3% of the total assets in the 8 similar accounts. The returns are presented net of actual fees and sales charges.



Morningstar Foreign Stock Category

Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of 413 mutual funds which invest most of their assets in foreign stocks.

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------

Five Years Ended June 30, 1997


                 Growth of a $10,000 Investment (Mountain Chart)


                                                                  Morningstar
         Rowe-Fleming        Strong            Warburg           Foreign Stock

1992       $10,000           $10,000           $10,000              $10,000
1993       $10,625           $10,970           $11,218              $10,777
1994       $12,969           $14,173           $14,715              $12,894
1995       $13,540           $13,975           $13,998              $12,808
1996       $15,996           $17,371           $17,216              $14,872
1997       $18,882           $18,066           $19,749              $17,432


 NOTE (International Equity Portfolio)

-------------------------------------------------------------------------------

Growth of a $10,000 Investment


The "Growth of $10,000" chart reflects five years of performance data for the T. Rowe Price International Stock Fund, the Strong International Equity Composite and the Warburg Pincus ADV International Equity Fund. Returns for the T. Rowe Price International Stock Fund and the Warburg Pincus ADV International Equity Fund are net of actual expenses. The returns for the Strong International Equity Composite have been adjusted to give effect to the account in the composite with the highest annualized expenses for each 1, 3 and 5 year period.

Investment Techniques and Risk Factors
-------------------------------------------------------------------------------

Unless otherwise specified, each Portfolio may invest in the following securities. As used herein, the term "Adviser" shall mean either SunAmerica or one of the Advisers chosen by SunAmerica. Also, the stated percentage limitations are applied to an investment at the time of purchase unless otherwise indicated.

Convertible Securities, Preferred Stocks, Warrants and Rights--Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


Investment in Small-Cap Companies--Each Portfolio may invest in small companies having market capitalizations of under $1 billion. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Securities of small or emerging growth companies may be subject to more abrupt or erratic market movements and less market liquidity than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies. In addition, certain smaller issuers may have a higher probability of facing difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Foreign Securities--Each Portfolio (other than the International Equity Portfolio) is authorized to invest up to 30% of its total assets, and the International Equity Portfolio will invest without limitation, in foreign securities. Each Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, including ADRs, as well as EDRs, GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets." Each Portfolio may also seek to gain exposure to certain foreign markets, including developing countries or emerging markets, where direct investment may be difficult or impracticable, through investment in domestic closed-end mutual funds which invest predominately in such markets. See the Statement of Additional Information for a further discussion of foreign securities.

Risks of Foreign Securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations and costs will be incurred in connection with conversions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.

Emerging Markets. Investments may be made from time to time in issuers domiciled in, or government securities of, developing countries or emerging markets. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates. See "Foreign Investment Companies" below for a discussion of investing in investment companies which invest in emerging markets.

Foreign Currency Transactions. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.

Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

Each Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, a portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions.

Each Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Foreign Investment Companies--Each Portfolio may invest in domestic closed-end investment companies which invest in certain foreign markets, including developing countries or emerging markets. The Large-Cap Growth, Aggressive Growth and International Equity Portfolios may also invest in foreign investment companies which invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Portfolios do not intend to invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses. See "Foreign Securities" and "Emerging Markets" above and the Statement of Additional Information.

Fixed Income Securities--Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

U.S. Government Securities--Securities guaranteed by the U.S. government include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

Corporate Debt Instruments--These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated

time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

Investment Grade--A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate

(for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

High-Yield, High-Risk Bonds--A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as "junk bonds." These include bonds rated below BBB by S&P, or Baa by Moody's, or which are unrated but considered by the Adviser to be of equivalent quality. These securities are considered speculative. See the Statement of Additional Information for a complete description of bond ratings.

The Mid-Cap Growth Portfolio and Large-Cap Value Portfolio may invest in debt securities rated as low as "BBB" by S&P, "Baa" by Moody's, or unrated securities determined by the Adviser to be of comparable quality. The Large-Cap Growth, Aggressive Growth, Large-Cap Blend, Value, Small-Cap Value and International Equity Portfolios may invest in debt securities rated below investment grade (i.e., below "BBB" by S&P, or below "Baa" by Moody's), or if unrated, determined by the Adviser to be of equivalent quality.

Risk Factors Relating to High-Yield, High-Risk Bonds--High-yield, high-risk bonds are subject to greater fluctuations in value than are higher rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

Sensitivity to Interest Rate and Economic Changes--High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

Payment Expectations--High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, an Adviser would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds.

Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.


Each Adviser attempts to reduce these risks through diversification of the assets under its control and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Advisers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.


Asset-Backed Securities--These securities represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. See the Statement of Additional Information.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.


REITs -- The Large-Cap Blend and each of the Value Portfolios may invest in Real Estate Investment Trusts ("REITs"), which are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.


Short-Term and Temporary Defensive Investments--In addition to their primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). In addition, Janus and Neuberger&Berman may invest idle cash of the assets under their control in money market mutual funds that they manage. Such an investment may entail additional fees. See the Statement of Additional Information for a description of short-term debt securities and the Appendix to the Statement of Additional Information for a description of securities ratings.

Repurchase Agreements--Under these types of agreements, a Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain collateral with the Fund's custodian (or at an appropriate sub-custodian in the case of tri- or quad-party repurchase agreements) equal to at least 102% (100% if such collateral is cash) of the repurchase price, plus accrued interest. A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral.

If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

Hedging and Income Enhancement Strategies--Each Portfolio may write covered calls to enhance income. After writing such a covered call up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). For hedging purposes or income enhancement, each Portfolio may use interest rate futures, and stock and bond index futures, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by a Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets.

Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective such as hedging or managing risk, but not for speculation. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Advisers' predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Advisers' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions. A transaction is "covered" when the Portfolio owns the security subject to the option on such security, or some other security acceptable for applicable escrow requirements. See the Statement of Additional Information for further information concerning income enhancement and hedging strategies and the regulation requirements relating thereto.

Illiquid and Restricted Securities--No more than 15% of the value of a Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

Hybrid Instruments--These instruments, including indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Borrowing--As a matter of fundamental policy, each Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance investment performance, each Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Securities Lending--Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.

When-Issued, Delayed Delivery and Forward Transactions--These generally involve the purchase of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

Short Sales--Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.


Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.


Special Situations--A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Future Developments--Each Portfolio may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

See the Statement of Additional Information for further information concerning these and other types of securities and investment techniques in which the Portfolio may from time to time invest, including dollar rolls, standby commitments and reverse repurchase agreements.

Management of the Fund
-------------------------------------------------------------------------------

Directors. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland.

SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of June 30, 1997, held more than $46 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $10 billion as of June 30, 1997 for investment companies, individuals, pension accounts, and corporate and trust accounts.

SunAmerica selects the Advisers for and/or manages the investments of each Portfolio, provides various administrative services and supervises the Portfolio's daily business affairs, subject to general review by the Directors. The Investment Advisory and Management Agreement entered into between SunAmerica and the Fund, on behalf of each Portfolio (the "Management Agreement") authorizes SunAmerica to manage the assets of each Portfolio and/or to retain the Advisers to do so. SunAmerica monitors the activities of the Advisers, and from time to time will recommend the replacement of an Adviser on the basis of investment performance, style drift, or other considerations.

The annual rate of the investment advisory fee payable to SunAmerica that applies to each of the Growth Portfolios, Large-Cap Blend Portfolio and Value Portfolios is 1.00% of Assets. The annual rate of the investment advisory fee payable to SunAmerica that applies to the International Equity Portfolio is 1.10% of Assets. The term "Assets" means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly, and may be higher than those charged to other funds.

Effective June 17, 1997, with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, and the date of commencement of operations with respect to the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-

Cap Value Portfolio and Small-Cap Value Portfolio, SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the Assets of Class A shares and 2.43% of the Assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.03% of the Assets of Class A shares and 2.68% of the Assets of Class B and Class C shares for the International Equity Portfolio. Prior to June 17, 1997, with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, SunAmerica voluntarily agreed to waive fees or reimburse expenses to keep annual operating expenses at or below an annual rate of 1.90% of the Assets of Class A shares and 2.55% of the Assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.15% of the Assets of Class A shares and 2.80% of the Assets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

The Advisers. The organizations described below act as Advisers to the respective Portfolio pursuant to agreements with SunAmerica (each, a "Subadvisory Agreement" and collectively the "Subadvisory Agreements"). The duties of each Adviser include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. Each Adviser, therefore, generally formulates the continuing program for management of the Assets under its control consistent with the Portfolio's investment objectives and the investment policies established by the Board. Because each Adviser manages its portion of its respective Portfolio independently of the Portfolio's other Advisers, the same security may be held in two different portions of the same Portfolio, or may be acquired for one portion of the Portfolio at the time that the Adviser to another portion of the Portfolio deems it appropriate to dispose of the security from that other portion. Under some market conditions, one or more of the Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio.


Each of the Advisers (other than SunAmerica) is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the Advisers' fees. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Adviser. The aggregate annual rates of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of Assets of each Portfolio. The highest aggregate annual rates of such fees would be the following, expressed as a percentage of the Assets of each Portfolio: Large-Cap Growth Portfolio, .48%; Mid-Cap Growth Portfolio, .50%; Aggressive Growth Portfolio, .55%; Large-Cap Blend Portfolio, .48%; Large-Cap Value Portfolio,
 .43%; Value Portfolio, .50%; Small-Cap Value Portfolio, .55%; and International Equity Portfolio, .65%.


SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission which permits SunAmerica, subject to certain conditions, to enter into Subadvisory Agreements relating to the Fund with Advisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate a Subadvisory Agreement for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio.

Large-Cap Growth Portfolio


The Advisers for the Large-Cap Growth Portfolio are Janus, Papp and Montag & Caldwell.

Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. As of June 30, 1997, Janus had under management approximately $60 billion in assets.

Marc Pinto serves as the Portfolio Manager for Janus' portion of the Large-Cap Growth Portfolio. Mr. Pinto has been the Vice President of Portfolio Management of Janus since 1994. From 1993 to 1994, he was Co-President of Creative Retail Technology, a producer of hardware for retail clients. From 1991 to 1993, Mr. Pinto was an equity analyst at Priority Investments Ltd., a family owned business. He was also an associate in the Corporate Finance Department of Goldman Sachs & Company from 1987 to 1991.


L. Roy Papp & Associates. Papp is an Arizona partnership located at 4400 North 32nd Street, Suite 280, Phoenix, Arizona 85018. Papp serves as investment adviser to individuals, trusts, retirement plans, endowments, and foundations. As of June 30, 1997, assets under management exceeded $800 million.


L. Roy Papp and Rosellen C. Papp, partners of Papp, serve as the Portfolio Managers of Papp's portion of the Large-Cap Growth Portfolio. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has served as managing general partner of Papp since 1989. Rosellen C. Papp has been the Director of Research of Papp since 1981.


Montag & Caldwell, Inc. Montag & Caldwell is a Georgia corporation located at 3343 Peachtree Road, Suite 1100, Atlanta, Georgia 30326-1022. Montag & Caldwell was founded in 1945 and is an indirect, wholly owned subsidiary of Alleghany

Corporation. Montag & Caldwell serves as investment adviser to employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. As of June 30, 1997, Montag & Caldwell had in excess of $12 billion in assets under management.

Montag & Caldwell's portion of the Large-Cap Growth Portfolio is advised by an investment management team headed by Ronald E. Canakaris. He has been in the money management business since 1970 and has served as President and Chief Investment Officer of Montag & Caldwell since 1984.

Mid-Cap Growth Portfolio

The Advisers for the Mid-Cap Growth Portfolio are MAS, Pilgrim Baxter and T. Rowe Price.

Miller Anderson & Sherrerd, LLP. MAS, a Pennsylvania limited liability partnership founded in 1969, is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a financial services company with three major businesses: full service brokerage, credit services and asset management. As of June 30, 1997, MAS had in excess of $42 billion in assets under management.

Arden C. Armstrong serves as Portfolio Manager for MAS's portion of the Mid-Cap Growth Portfolio. Ms. Armstrong joined MAS as a Portfolio Manager in 1986.

Pilgrim Baxter & Associates, Ltd. Pilgrim Baxter, a Delaware corporation, is located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087, and is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. Pilgrim Baxter provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The controlling shareholder of Pilgrim Baxter is United Asset Management Corporation ("UAM"), an NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. As of June 30, 1997, Pilgrim Baxter had assets under management of approximately $14.7 billion.

Bruce J. Muzina serves as primary manager and Gary L. Pilgrim serves as co-manager for Pilgrim Baxter's portion of the Mid-Cap Growth Portfolio. Mr. Muzina joined Pilgrim Baxter in 1985 from Citibank, where he was Vice President/Portfolio Manager of U.S. equity portfolios for international institutional accounts. Mr. Pilgrim has served as the Chief Investment Officer for Pilgrim Baxter for the past six years, and has been its President since 1993. In addition, he is a chartered financial analyst.

T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $95 billion for over four and a half million individual and institutional investor accounts as of June 30, 1997. T. Rowe Price is a publicly traded company.

T. Rowe Price's portion of the Mid-Cap Growth Portfolio is advised by an Investment Advisory Committee composed of Brian W.H. Berghuis, Chairman, Marc L. Baylin, James A.C. Kennedy and John F. Wakeman. Mr. Berghuis has day-to-day responsibility for managing the assets and works with the committee in developing and executing T. Rowe Price's portion of the investment program. Mr. Berghuis has been managing investments since joining T. Rowe Price in 1985.

Aggressive Growth Portfolio

The Advisers for the Aggressive Growth Portfolio are Janus, SunAmerica and Warburg.

Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. As of June 30, 1997, Janus had under management approximately $60 billion in assets.


Scott W. Schoelzel serves as Portfolio Manager for Janus' portion of the Aggressive Growth Portfolio. Mr. Schoelzel joined Janus in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Inc.


SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of June 30, 1997, held more than $46 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $10 billion as of June 30, 1997 for investment companies, individuals, pension accounts, and corporate and trust accounts.



Audrey L. Snell serves as Portfolio Manager for SunAmerica's portion of the Aggressive Growth Portfolio. Ms. Snell is a Senior Vice President of SunAmerica and has been a portfolio manager with the firm since 1991.


Warburg Pincus Asset Management, Inc. Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1997, Warburg managed approximately $20.2 billion in assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus and Co., Inc. which has no businesses other than being a holding company of Warburg and its affiliates. Warburg is located at 466 Lexington Avenue, New York, NY 10017-3147.


The Portfolio Managers of Warburg's portion of the Aggressive Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a Senior Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been a Portfolio Manager of Warburg since 1987.


Large-Cap Blend Portfolio

Lazard Asset Management. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10020, Lazard provides investment management services to individual and institutional clients. As of June 30, 1997, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $53 billion.

Lazard manages assets on a team basis. Herbert W. Gullquist oversees the investment team which is responsible for Lazard's portion of the Large-Cap Blend Portfolio. Mr. Gullquist is Vice Chairman of Lazard and has been with Lazard since 1982. Michael S. Rome is the member of the investment team who is primarily responsible for the day-to-day management of Lazard's portion of the Large-Cap Blend Portfolio. Mr. Rome is the Managing Director responsible for U.S./global equity management of Lazard and for overseeing the day-to-day operations of the U.S. core equity investment team. He has been with Lazard since 1991.

SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of June 30, 1997, held more than $46 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway

Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $10 billion as of June 30, 1997 for investment companies, individuals, pension accounts, and corporate and trust accounts.


Gerald P. Sullivan serves as Portfolio Manager for SunAmerica's portion of the Large-Cap Blend Portfolio. Prior to joining SunAmerica as an equity analyst in February 1995, Mr. Sullivan spent two years as a portfolio manager for Texas Commerce Investment Management. Prior to his time at Texas Commerce, he spent four years as a director for the Southmore Foundation, Inc. and as an adjunct professor at Rice University in Houston, Texas.


T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $95 billion for over four and a half million individual and institutional investor accounts as of June 30, 1997. T. Rowe Price is a publicly traded company.

T. Rowe Price's portion of the Large-Cap Blend Portfolio is advised by an Investment Advisory Committee composed of Stephen W. Boesel, Chairman, Andrew M. Brooks, Artur B. Cecil III, Gregory A. McCrickard, Mark J. Vaselkiv, and Richard
T. Whitney. The committee chairman has day-to-day responsibility for managing T. Rowe Price's portion of the Large-Cap Blend Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been the chairman of such committee since 1987. He has been managing investments since joining T. Rowe Price in 1973.


Large-Cap Value Portfolio

The Advisers for the Large-Cap Value Portfolio are Babson, Davis and Wellington Management.

David L. Babson & Co., Inc. Babson is a Massachusetts corporation, located at One Memorial Drive, Cambridge, Massachusetts 02142. Babson is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company. Babson provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of June 30, 1997, Babson had over $16.5 billion in assets under management.

Ronald W. Whitridge is primarily responsible for the day-to-day management of the portion of the Large-Cap Value Portfolio allocated to Babson. Mr. Whitridge has been employed by Babson in portfolio management for over twenty years.


Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of June 30, 1997, Davis had assets under management of approximately $10.7 billion. In performing its investment advisory services, Davis, while remaining ultimately responsible for its management of the portion of the assets of the Large-Cap Value Portfolio allocated to it, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers--NY, Inc.) in performing such services.

Christopher C. Davis is responsible for the day-to-day management of Davis' portion of the Large-Cap Value Portfolio. He joined Davis in September 1989 as an assistant portfolio manager and research analyst.


Wellington Management Company, LLP. Wellington Management is a Massachusetts limited liability partnership, located at 75 State Street, Boston Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan
M. McFarland and John R. Ryan. As of June 30, 1997, Wellington Management had investment management authority with respect to approximately $154.5 billion of assets.


Wellington Management's Value/Yield Team manages the day-to-day operations of the portion of the Large-Cap Value Portfolio allocated to it. The Value/Yield Team, headed by John R. Ryan, is comprised of five specialized fundamental analysts. The group is supported by Wellington Management's twenty-eight industry analysts and specialized fundamental, quantitative and technical analysts, macroanalysts and traders. Mr. Ryan is a Senior Vice President and Managing Partner of Wellington Management, and has been with the firm for sixteen years.

Value Portfolio

The Advisers for the Value Portfolio are Davis, Neuberger&Berman and Strong. Schafer, pursuant to a subcontract with Strong, serves as Adviser to Strong's portion of the Value Portfolio.


Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of June 30, 1997, Davis had assets under management of approximately $10.7 billion.



Christopher C. Davis, formerly co-manager for the Davis portion of the Value Portfolio, assumed full responsibility for the management of Davis' portion effective February 19, 1997. Mr. Davis joined Davis in September 1989 as an assistant portfolio manager and research analyst. Prior to February 19, 1997,

Shelby M.C. Davis served as co-manager of the Davis portion of the Value Portfolio. He will continue to consult with Christopher Davis in his capacity of Chief Investment Officer of Davis.

Neuberger&Berman, LLC. Neuberger&Berman is a Delaware limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger&Berman has been in the investment advisory business since 1939. As of June 30, 1997, Neuberger&Berman and its affiliates had assets under management of approximately $44.7 billion.

Michael M. Kassen and Robert I. Gendelman serve as Portfolio Managers to Neuberger&Berman's portion of the Value Portfolio. Mr. Kassen has been Managing Director since January 1994 and a Vice President and Portfolio Manager since June 1990, of Neuberger&Berman Management, Inc. and a principal of Neuberger&Berman since January 1993. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an Assistant Vice President of Neuberger&Berman Management, Inc. and a principal of Neuberger&Berman since December 1996. He was a portfolio manager for another mutual fund manager from 1992 to 1993 and was managing partner of an investment partnership from 1988 to 1992.

Schafer Capital Management, Inc. Schafer is a Delaware corporation, located at 645 Fifth Avenue, New York, New York 10022, and serves as investment adviser to a number of equity accounts. An affiliate of Schafer, Schafer Cullen Capital Management, Inc., serves as investment adviser to equity accounts for individuals, tax-exempt equity accounts, charitable foundation accounts and other equity accounts. David K. Schafer is Schafer's controlling person (within the meaning of the 1940 Act) and sole shareholder. As of June 30, 1997, Schafer had assets under management of approximately $600 million.

David K. Schafer serves as the Portfolio Manager of Strong's portion of the Value Portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer founded Schafer in 1984, and is the President of Schafer and also a minority shareholder of Schafer Cullen Capital Management, Inc.

Small-Cap Value Portfolio

The Advisers for the Small-Cap Value Portfolio are Berger, Lazard and Glenmede. PWM, pursuant to a subcontract with Berger, serves as Adviser to Berger's portion of Small-Cap Value Portfolio.


Berger Associates, Inc. Berger is a Delaware corporation, located at 210 University Boulevard, Suite 900, Denver Colorado 80206, and serves as investment adviser or sub-adviser to mutual funds, pension and profit-sharing plans, and institutional and private investors. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of Berger. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. As of June 30, 1997, Berger had assets under management of more than $3.6 billion. Pursuant to an agreement between Berger and PWM under which PWM manages Berger's portion of the Small-Cap Value Portfolio, SunAmerica pays an advisory fee directly to Berger, and Berger pays PWM's fee.


Perkins, Wolf, McDonnell & Company. PWM, located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of June 30, 1997, PWM had assets under management of approximately $117 million.

Robert H. Perkins is primarily responsible for the investment management of the portion of the Small-Cap Value Portfolio allocated to Berger. Mr. Perkins owns 49% of PWM's outstanding common stock and serves as President and Chief Investment Officer and as a director of PWM.


Lazard Asset Management. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10020, Lazard provides investment management services to individual and institutional clients. As of June 30, 1997, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $53 billion.

Lazard manages assets on a team basis. Herbert W. Gullquist oversees the investment team which is responsible for Lazard's portion of the Small-Cap Value Portfolio. Mr. Gullquist is Vice Chairman of Lazard and has been with Lazard since 1982. Eileen D. Alexanderson is the member of the investment team who is primarily responsible for the day-to-day management of Lazard's portion of the Small-Cap Value Portfolio. Ms. Alexanderson is the Managing Director for small and mid-cap equity management of Lazard and has been with Lazard since 1979.


The Glenmede Trust Company. Glenmede is a privately-owned, independent trust company devoted exclusively to investment management and trust services. Glenmede is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. As of June 30, 1997, Glenmede had approximately $11.6 billion in assets under management.


Robert J. Mancuso, CFA, is the primary Portfolio Manager responsible for Glenmede's portion of the Small-Cap Value Portfolio. Scott R. Abernethy, CFA, Thomas R. Angers, CFA, Barry D. Kohout, CFA, and Anthony J. Albuquerque are Glenmede's equity research analysts. Mr. Mancuso joined Glenmede in 1992 and has

18 years of experience in equity research and portfolio management.


International Equity Portfolio

The Advisers for the International Equity Portfolio are Rowe-Fleming, Strong and Warburg.

Rowe Price-Fleming International, Inc. Rowe-Fleming is a Maryland corporation, incorporated in 1979 as a joint venture between T. Rowe Price and Robert Flemings Holding Limited ("Flemings"). It is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, Flemings and Jardine Fleming Group Limited ("Jardine Fleming") are the owners of Rowe-Fleming. The common stock of Rowe-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Rowe-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming. As of June 30, 1997, Rowe-Fleming managed over $25 billion of foreign assets.

The Portfolio Managers for Rowe-Fleming's portion of the International Equity Portfolio are Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren. Martin Wade joined Rowe-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Christopher Alderson joined Rowe-Fleming in 1988 and has 10 years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Rowe-Fleming in

1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Rowe-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Rowe-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. James Seddon joined Rowe-Fleming in 1987 and has 11 years of experience in portfolio management. Benedict Thomas joined Price-Fleming in 1988 and has 7 years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research, and portfolio management.


Strong Capital Management, Inc. Strong is a Wisconsin corporation, with a principal mailing address at P.O. Box 2936, Milwaukee, Wisconsin 53201, and since it began conducting business in 1974, Strong's principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. Mr. Richard S. Strong is the controlling shareholder of Strong. As of June 30, 1997, Strong had over $23 billion under management.



Anthony L.T. Cragg serves as Portfolio Manager for Strong's portion of the International Equity Portfolio. Mr. Cragg joined Strong in April 1993 to develop Strong's international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments.


Warburg Pincus Asset Management, Inc. Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of August 31, 1997, Warburg managed approximately $20.2 billion in assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus and Co., Inc. which has no businesses other than being a holding company of Warburg and its affiliates. Warburg is located at 466 Lexington Avenue, New York, NY 10017-3147.


Richard H. King is Portfolio Manager of Warburg's portion of the International Equity Portfolio, and P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride are Associate Portfolio Managers. From 1984 until 1988, Mr. King was Chief Investment Officer and a Director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a Director in charge of Far East Equity Investments at N.M. Rothschild International Asset Management, a London merchant bank. Mr. King, a Senior Managing Director of Warburg, has been with Warburg since 1989.

The Distributor. SunAmerica Capital Services, Inc. (the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as distributor of the shares of each Portfolio pursuant to the Distribution Agreement between the Distributor and the Fund on behalf of each Portfolio. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Portfolio shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances affiliates of the Distributor) in connection with sales of shares of the Fund. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of SunAmerica based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Directors will consider appropriate modifications to the operations of the Portfolios, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan," and collectively as the "Distribution Plans." In adopting each Distribution Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Portfolios and the shareholders of each respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

Administrator. The Fund has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., assists the transfer agent in providing shareholder services. Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, calculated and payable monthly, at an annual rate of 0.22% of average daily net assets (in addition to out-of-pocket charges reimbursed by the Fund). See the Statement of Additional Information for further information.

Purchase of Shares
-------------------------------------------------------------------------------

General. Shares of each of the Portfolios are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares and certain Class A shares).

The minimum initial investment in each Portfolio is $500 and the minimum subsequent investment is $100. However, for Individual Retirement Accounts ("IRAs"), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and the minimum subsequent investment is $25. The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors should consult their investment adviser for help in determining which class of shares is most appropriate for them. Generally, investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class C shares. Shareholders who purchase $1,000,000 or more of shares of the Portfolios should purchase only Class A shares. Investors making small investments might consider Class B or Class C shares because 100% of the purchase price is invested immediately. Investors should consider the CDSC period and any conversion rights in the context of their investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Accordingly, Class B shares may be more appropriate than Class C shares for investors with a longer term investment time frame. Dealers may receive different levels of compensation depending on which class of shares they sell.


Upon making an investment in shares of a Portfolio, an open account will be established under which shares of the applicable Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ("State Street") and its affiliate, National Financial Data Services ("NFDS") (collectively, the "Transfer Agent"). Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:


                                                         Sales Charge                           Concession of Dealers
                                      -----------------------------------------------------     ---------------------
                                                                        % of Net Amount
       Size of Purchase               % of Offering Price                  Invested              % of Offering Price
       ----------------               -------------------            ----------------------      -------------------
Less than $50,000..............              5.75%                           6.10%                      5.00%
$50,000 but less than
$100,000.......................              4.75%                           4.99%                      4.00%
$100,000 but less than
$250,000 ......................              3.75%                           3.90%                      3.00%
$250,000 but less than
$500,000                                     3.00%                           3.09%                      2.25%
$500,000 but less than
$1,000,000 ....................              2.10%                           2.15%                      1.35%
$1,000,000 or more . .                       None                            None                     see below

No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, subject to the conditions listed below, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other funds in the SunAmerica Mutual Funds, which consist of the SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a CDSC. However, one-half of the commission paid with respect to such a purchase is subject to forfeiture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions and then other shares held the longest are redeemed first.

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica Inc. and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Portfolios. For more information about "Rights of Accumulation," the "Letter of Intent," "Combined Purchase Privilege" and "Reduced Sales Charges for Group Purchases," see the Statement of Additional Information.

Class B Shares. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any Class A shares in the shareholder's Portfolio account, second of any Class B shares in such account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of Class B shares held for more than six years and fourth of such shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.

                                                                           Contingent Deferred Sales Charge as a
                     Year Since Purchase                                    Percentage of Dollars Invested or
                      Payment Was Made                                              Redemption Proceeds
First....................................................................                   4%
Second................................................................                      4%
Third...................................................................                    3%
Fourth.................................................................                     3%
Fifth....................................................................                   2%
Sixth...................................................................                    1%
Seventh and thereafter........................................                              0%


Conversion Feature--Class B Shares. Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such shares will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

Class C Shares. Class C shares are offered at net asset value. Certain redemptions of Class C shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating any such CDSC will be the same method used for calculating the CDSC for Class B shares. See "Class B Shares" above.

Waiver of CDSC. The CDSC applicable to Class B and Class C shares will be waived, subject to certain conditions, in connection with redemptions that are
(a) requested within one year of the death of the shareholder of an individual account or of a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or a joint tenant on a spousal joint account becomes disabled; or the initial determination of disability of a shareholder; (c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made; and (d) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Portfolio shares. See the Statement of Additional Information for further information concerning conditions with respect to (a) above. For information on the waiver of the CDSC contact Shareholder/Dealer services at (800) 858-8850.

Additional Purchase Information. All purchases are confirmed to each shareholder. The Fund reserves the right to reject any purchase order and may at any time discontinue the sale of any class of shares of any Portfolio.

Other CDSC Information. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.

Shares of the Portfolios may be purchased through the Distributor or SAFS, by check or federal funds wire and through a dollar cost averaging program. Checks should be made payable to the specific Portfolio of the Fund. If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an account. Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's account number for the Portfolio should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The

Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.


Redemption of Shares
-------------------------------------------------------------------------------

Shares of any Portfolio may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemption request in proper form. Any capital gain or loss realized by a shareholder upon any redemption of shares will be recognized for federal income tax purposes, subject to certain loss deferral rules. See "Dividends, Distributions and Taxes."

General. Normally payment is made by check mailed on the next business day for shares redeemed, but in any event, payment is made by check within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Portfolio may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.

Regular Redemption. Shareholders may redeem their shares by sending a written request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. Requests for redemption of shares with a value of less than $100,000 will be made by check payable to the shareholders(s) and mailed to the address of record. All written requests for redemption of shares with a value of $100,000 or more, or those mailed to an address other than the address of record, must be endorsed by the shareholder(s) with signature(s) guaranteed by an "eligible guarantor institution" which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.

Repurchase Through The Distributor. The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business, will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such service charge. The offer to repurchase may be suspended at any time, as described below.

Telephone Redemption. The Fund accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by check payable to the Shareholder(s) and mailed to the address of record by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Fund for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the name of the Portfolio, (iv) the amount to be redeemed, and (v) the name of the person(s) requesting the redemption. The Fund reserves the right to terminate or modify the telephone redemption service at any time.

Systematic Withdrawal Plan. Shareholders who have invested at least $5,000 in any of the Portfolios may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Other Redemption Information. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Because of the high cost of maintaining smaller shareholder accounts, the Portfolio may redeem, on at least 60 days' written notice and without shareholder consent, any account that has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the applicable Portfolio may impose a $2.00 monthly charge on accounts below the minimum account size.

If a shareholder redeems shares of any class of a Portfolio and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class C shares), all or any part of the redemption proceeds in shares of the Portfolio at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.


Exchange Privilege
-------------------------------------------------------------------------------

General. Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Fund that offers such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial investment requirements and can only be effected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another fund in the SunAmerica Family of Mutual Funds where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Restrictions on Exchanges. Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

Finally, as indicated under "Purchase of Shares," the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

Portfolio Transactions, Brokerage and Turnover
-------------------------------------------------------------------------------

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

As a general matter, the Advisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. The Advisers may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Each Portfolio has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Portfolio's long-term portfolio securities. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover rates for the Portfolio are not expected to exceed 200%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are currently treated as ordinary income.

Determination of Net Asset Value
-------------------------------------------------------------------------------

Each Portfolio is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of each class. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Directors.

Performance Data
-------------------------------------------------------------------------------

Each Portfolio may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Total return is based on historical earnings and is not intended to indicate future performance.

Total return performance data may be advertised by each Portfolio. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and assumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. A Portfolio's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Portfolio may advertise total return performance for periods of time in addition to those noted above.

Although expenses for Class B and Class C shares may be higher than those for Class A shares, the performance of Class B and Class C shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

Dividends, Distributions and Taxes
-------------------------------------------------------------------------------

Dividends and Distributions. For each Portfolio other than the Large-Cap Blend Portfolio, dividends from net investment income, if any, are to be paid at least annually. For the Large-Cap Blend Portfolio, dividends from net investment income, if any, are to be paid quarterly. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. Dividends and distributions are to be paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

In addition to having the dividends and distributions of a Portfolio reinvested in shares of such Portfolio, a shareholder may, if he or she so elects on the New Account Application, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund or any other Portfolio of the Fund at the then-current net asset value of such fund(s).

The excess of net realized capital gains from the sale of assets held for more than 12 months over net capital losses ("net capital gains"), if any, with respect to each Portfolio, will be distributed to the shareholders at least annually. Each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under the Code. While so qualified, the Fund and each of the Portfolios will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

Dividends of net investment income and distributions of any net realized short-term capital gain ("ordinary income dividends"), whether paid in cash or reinvested in shares of the Portfolios, are taxable to shareholders as ordinary income. Distributions made from the Fund's net capital gains (including gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of such Portfolios will be eligible for the 70% dividends-received deduction. It generally is not anticipated that dividends paid by the International Equity Portfolio will qualify for the dividends-received deduction.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


Income and capital gains received by each Portfolio with respect to foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may choose to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio may include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Portfolio will report annually to its shareholders the amount per share of such withholding taxes. It is not anticipated that the Portfolios, other than the International Equity Portfolio, will qualify to elect to pass foreign taxes through to their shareholders.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

A shareholder who holds shares as a capital asset (i.e., generally, for investment) generally will recognize a capital gain or loss upon the sale or exchange of such shares. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-tem capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be a long-term capital loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any charges the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See "Exchange Privilege."


A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. Foreign shareholders are also urged to consult their own tax advisers regarding the foreign tax consequences of ownership of interests in a Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

General Information
-------------------------------------------------------------------------------

Reports to Shareholders. The Fund sends to its shareholders audited annual and unaudited semi-annual reports for the Portfolios. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Fund a statement confirming transactions in the account.

Organization. The Fund, a corporation organized under the laws of the state of Maryland on July 3, 1996, is an open-end management investment company, commonly referred to as a mutual fund. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00). All of such shares of common stock are classified into eight separate Portfolios known as the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio and the International Equity Portfolio. All of the shares of each such Portfolio are initially classified into four classes: Class A, Class B, Class C or Class Z. Each such Portfolio initially consists of twenty-five million (25,000,000) shares of each class. Only Class A, Class B and Class C shares are currently being offered to the public.

To the knowledge of SunAmerica, as of September 29, 1997, no person owned beneficially 25% or more of a Portfolio's outstanding voting securities. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.

The Fund does not hold annual shareholder meetings. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the shareholders of record holding at least 10% of the Fund's outstanding shares. Each share of each Portfolio has equal voting rights on each matter pertaining to that Portfolio or matters to be voted upon by the Fund. Each share of each Portfolio is entitled to participate equally with the other shares of that Portfolio in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the classes, such dividends and proceeds are likely to be lower for Class B and Class C shares than for

Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

Independent Accountants and Legal Counsel. Price Waterhouse LLP has been selected as independent accountants for the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Fund.

Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.

No person is authorized to give any information or to make any representations, other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or the Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

                              STYLE SELECT SERIES
                          Aggressive Growth Portfolio
                           Large-Cap Value Portfolio
                                Value Portfolio
                           Small-Cap Value Portfolio
                         International Equity Portfolio
                                (Class Z Shares)


    Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are five of eight separate series of Style Select Series, which is an open-end management investment company organized as a Maryland Corporation (the "Fund"). The Fund is managed by SunAmerica Asset Management Corp. The assets of each Portfolio are normally allocated among at least three investment advisers. More general information about the Portfolios can be found in the attached Prospectus dated October 14, 1997 (the "Retail Class Prospectus"), which is incorporated by reference into this Prospectus.


    Aggressive Growth Portfolio seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies. The Advisers for Aggressive Growth Portfolio are Janus Capital Corporation, SunAmerica Asset Management Corp., and Warburg Pincus Asset Management, Inc. ("Warburg").

    Large-Cap Value Portfolio seeks long-term growth of capital by investing in equity securities of large-sized companies using a "value" style of investing. The Advisers for Large-Cap Value Portfolio are David L. Babson & Co., Inc., Davis Selected Advisers, L.P. ("Davis") and Wellington Management Company, LLP.

    Value Portfolio seeks long-term growth of capital by investing in equity securities (without regard to the size of the issuer), using a "value" style of investing. The Advisers for Value Portfolio are Davis, Neuberger&Berman, LLC and Strong Capital Management, Inc. ("Strong").

    Small-Cap Value Portfolio seeks long-term growth of capital by investing in equity securities of small-sized companies using a "value" style of investing. The Advisers for Small-Cap Value Portfolio are Berger Associates, Inc., Lazard Asset Management and The Glenmede Trust Company.

    International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Advisers for International Equity Portfolio are Rowe Price-Fleming International, Inc., Strong and Warburg.

    Class Z shares are offered exclusively for sale to participants in the SunAmerica Profit Sharing and Retirement Plan, an employee benefit plan sponsored by Fidelity Investments (the "401(k) Plan" or the "Plan"). CLASS Z SHARES ARE ONLY AVAILABLE IN THE FOLLOWING STATES: AL, AZ, CA, CO, CT, FL, GA, IL, IN, KS, KY, MN, MO, NJ, NY, NC, OH, PA, SC, TX, VA AND WA. Only Class Z shares are offered through this Prospectus. The Portfolios also offer Class A, Class B and Class C shares through the Retail Class Prospectus. Further information regarding Class A, Class B and Class C shares can be obtained by calling (800) 858-8850.


    Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

    This Prospectus explains concisely what you should know before investing in Class Z shares of the Portfolios. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Portfolios in the Statement of Additional Information dated October 14, 1997, which is incorporated by reference into this Prospectus, and further information about the performance of the Portfolios in the Fund's Annual Report to Shareholders, which may be obtained without charge by contacting the Fund at The SunAmerica Center, 733 Third Avenue, New York, NY 10017 or by calling (800) 858-8850.

--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
               ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                         Prospectus dated April 1, 1998

                            SUMMARY OF FUND EXPENSES

                                                        AGGRESSIVE    LARGE-CAP                 SMALL-CAP    INTERNATIONAL
                                                          GROWTH        VALUE        VALUE        VALUE         EQUITY
                                                        PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                         CLASS Z       CLASS Z      CLASS Z      CLASS Z        CLASS Z
                                                        ----------    ---------    ---------    ---------    -------------
Shareholder Transaction Expenses
  Maximum Initial Sales Load.........................       None         None         None         None           None
  Maximum Sales Load on Reinvested Dividends.........       None         None         None         None           None
  Maximum Deferred Sales Load........................       None         None         None         None           None
  Redemption Fees....................................       None         None         None         None           None
  Exchange Fees......................................       None         None         None         None           None
Annual Fund Operating Expenses (net of fee
  waivers/expense reimbursements)(1) (as a percentage
  of net assets)
  Management Fees....................................      1.00%        1.00%        1.00%        1.00%          1.10%
  12b-1 Fees ........................................       None         None         None         None           None
  Other Expenses (2).................................      0.21%        0.21%        0.21%        0.21%          0.36%
Total Operating Expenses (2).........................      1.21%        1.21%        1.21%        1.21%          1.46%
  Actual expenses may be greater or less than those shown.

------------------
(1) Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended October 31, 1997. The offering of Class Z shares will commence on April 1, 1998.


(2) Absent fee waivers/expense reimbursements, estimated annual Other Expenses and Total Operating Expenses would be: Aggressive Growth Portfolio 0.39 and 1.39, Large-Cap Value Portfolio 0.56 and 1.56, Value Portfolio
    0.37 and 1.37, Small-Cap Value Portfolio 0.58 and 1.58, and International Equity Portfolio 0.73 and 1.83.


EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The 5% return and the expenses used in this example should not be considered indicative of actual or expected performance or expenses both of which will vary:

                                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                ------    -------    -------    --------
Aggressive Growth Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
Large-Cap Value Portfolio

  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
Value Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
Small-Cap Value Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
International Equity Portfolio
  (Class Z shares)...........................................................    $ 72      $ 104      $ 137       $232

  The foregoing examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

THE FOLLOWING INFORMATION SUPPLEMENTS "MANAGEMENT OF THE FUND--THE DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS.

    SunAmerica Capital Services, Inc. serves as the Distributor of Class Z shares and incurs the expenses of distributing the Portfolios' Class Z shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. There is no distribution plan in effect for the Class Z shares.

THE FOLLOWING INFORMATION SUPPLEMENTS "MANAGEMENT OF THE FUND--ADMINISTRATOR" IN THE RETAIL CLASS PROSPECTUS.

    SunAmerica Fund Services, Inc. serves as the Administrator for Class Z shares and may receive reimbursement from the Fund of its costs through a fee, none of which is reimbursed by or paid for by the Class Z shares of the Portfolios. The Class Z shares, however, pays all direct transfer agency fees and out-of-pocket expenses.

THE FOLLOWING INFORMATION SUPPLEMENTS "DIVIDENDS, DISTRIBUTIONS AND TAXES-- TAXES" IN THE RETAIL CLASS PROSPECTUS.

    As a qualified plan, the 401(k) Plan generally pays no federal income tax. Individual participants in the 401(k) Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the 401(k) Plan.

    The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION UNDER "PURCHASE OF SHARES" AND "REDEMPTION OF SHARES" IN THE RETAIL CLASS PROSPECTUS.

    Class Z shares of the Portfolios are offered exclusively for sale to participants in the 401(k) Plan. Such shares may be purchased or redeemed only by the 401(k) Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

    The net asset value per share at which shares of the Portfolios are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

THE FOLLOWING INFORMATION SUPPLEMENTS "EXCHANGE PRIVILEGE" IN THE RETAIL CLASS PROSPECTUS.

    Class Z shareholders of one Portfolio may exchange their shares for Class Z shares of another Portfolio (Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value, Small-Cap Value Portfolio and International Equity Portfolio
only) on the basis of relative net asset value per share. See "Purchase of Shares" above.

THE FOLLOWING INFORMATION SUPPLEMENTS "DETERMINATION OF NET ASSET VALUE" IN THE RETAIL CLASS PROSPECTUS.

    Because Class Z shares are not subject to any distribution or service fees, the net asset value per share of the Class Z shares will generally be higher than the net asset value per share of each of Class A, Class B and Class C shares, except following the payment of dividends and distributions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION UNDER "GENERAL INFORMATION--SHAREHOLDER INQUIRIES" IN THE RETAIL CLASS PROSPECTUS.

    Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the 401(k) Plan should be directed to the Fidelity Participant Center at (800) 835-5098.

                             STYLE SELECT SERIES
                     Statement of Additional Information
                            dated October 14, 1997


The SunAmerica Center                                    General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                 (800) 858-8850


         Style Select Series, Inc. (the "Fund") is a mutual fund consisting of eight different investment portfolios: the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, and the International Equity Portfolio (each, a "Portfolio"). Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated October 14, 1997. To obtain a Prospectus, please call the Fund at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                                                 TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
The Fund .......................................................................................................B-2
Investment Objectives and Policies..............................................................................B-2
Portfolio Turnover.............................................................................................B-29
Investment Restrictions....................................................................................... B-30
Directors and Officers.........................................................................................B-32
Advisers, Distributor and Administrator........................................................................B-37
Portfolio Transactions and Brokerage...........................................................................B-42
Additional Information Regarding Purchase of Shares............................................................B-44
Additional Information Regarding Redemption of Shares..........................................................B-49
Determination of Net Asset Value...............................................................................B-49
Performance Data...............................................................................................B-50
Dividends, Distributions and Taxes.............................................................................B-54
Retirement Plans...............................................................................................B-60
Description of Shares..........................................................................................B-61

Additional Information.........................................................................................B-62
Financial Statements...........................................................................................B-64
Appendix.................................................................................................Appendix-1


         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or SunAmerica Capital Services (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                   THE FUND

         The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of eight Portfolios, each consisting of Class A, Class B, Class C and Class Z shares. Only Class A, Class B and Class C Shares are currently being offered to the public.

                      INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Portfolios are described in the Fund's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices which the Portfolios may employ, which are described under "Investment Techniques and Risk Factors" in the Prospectus, are discussed more fully below.

         Warrants. A Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

         Investment in Small, Unseasoned Companies. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Companies with a market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

         Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


         Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

         Passive Foreign Investment Companies ("PFICs"). The Large-Cap Growth Portfolio, Aggressive Growth Portfolio and International Equity Portfolio may invest in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income.

         U.S. Government Securities. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

         FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Certificates. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.


         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.

         Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.


         Certain Risk Factors Relating to High-Yield Bonds. These bonds present certain risks which are discussed below:

                  Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

                  Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

                  Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         Asset-Backed Securities. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

          Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Loan Participations. Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.

         Short-Term Debt Securities. As described in the Prospectus, in addition to its primary investments, a Portfolio may also invest in the following types of money market and short-term fixed-income securities:

                  Money Market Securities - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

                  Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

                  Savings Association Obligations - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

                  Commercial Paper - Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may only purchase commercial paper judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's Corporation ("Standard & Poor's") and by Moody's Investors Service ("Moody's"), or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days" notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.


                  Corporate Bonds and Notes - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

                  Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

         Repurchase Agreements. A Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         Hedging and Income Enhancement Strategies. Each Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing such a covered call, up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or
(v) reduce the risk of adverse currency fluctuations.

         A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures;
(ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or
(ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolio may use is provided below.

Options

         Options on Securities. As noted above, each Portfolio may write and purchase call and put options on equity and debt securities.

         When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.


         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.


         When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Options on Foreign Currencies. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         Options on Securities Indices. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

         Futures. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Options on Futures. As noted above, the Portfolio may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, forward contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

Forward Contracts

         A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Additional Information About Hedging Instruments and Their Use

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

Regulatory Aspects of Hedging Instruments

         Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC

Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Tax Aspects of Hedging Instruments

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of stock, securities and certain financial instruments held for less than three months. This limitation may limit the ability of a Portfolio to engage in options transactions and, in general, to hedge investment risk or close out a hedge position.

Possible Risk Factors in Hedging

         In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         Illiquid and Restricted Securities. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

         Hybrid Instruments; Indexed/Structured Securities.  Hybrid
Instruments, including indexed or structured securities, have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid

Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

         When-Issued Securities and Firm Commitment Agreement. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy.


         Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

         Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         Dollar Rolls. Each Portfolio may enter into "dollar rolls" in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         Standby Commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors. In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Fund believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Directors. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

                              PORTFOLIO TURNOVER

         The portfolio turnover rate is calculated for each Portfolio by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. It is not anticipated that the annual rate of portfolio turnover will exceed 200%.

         High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.

                           INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

         1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

         2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

         3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

         4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

         5. Borrow money, except that (i) each Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and
(iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

         8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                            DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Fund, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.

                                        Position                     Principal Occupations
Name, Age and Address                   with the Fund                During Past 5 Years
---------------------                   -------------                -------------------
S. James Coppersmith, 64                Director                     Director/Trustee of the Boston Stock
Emerson College                                                      Exchange, Uno Restaurant Corp.,
100 Beacon Street                                                    Waban Corp., Kushner-Locke Co.,
Boston, MA 02116                                                     Chayron Inc.; Chairman of the Board of
                                                                     Emerson College; formerly, President
                                                                     and General Manager, WCVB-TV, a
                                                                     division of the Hearst Corporation,
                                                                     (1982-1994) (retired); Director/Trustee
                                                                     of the SunAmerica Mutual Funds and
                                                                     Anchor Series Trust ("AST").

                                        Position                     Principal Occupations
Name, Age and Address                   with the Fund                During Past 5 Years
---------------------                   -------------                -------------------
Samuel M. Eisenstat, 57                 Chairman of the              Attorney in private practice; President
430 East 86th Street                    Board                        and Chief Executive Officer, Abjac
New York, NY  10028                                                  Energy Corporation; Director/Trustee of
                                                                     Atlantic Realty Trust, UMB Bank and
                                                                     Trust (a subsidiary of United Mizrachi
                                                                     Bank), North European Royalty Trust, Volt
                                                                     Information Sciences Funding, Inc. (a
                                                                     subsidiary of Volt Information Sciences,
                                                                     Inc.) and Venture Partners International
                                                                     (an Israeli venture capital fund);

                                                                     Chairman of the Boards of the
                                                                     Directors/Trustees of the SunAmerica
                                                                     Mutual Funds and AST.

Stephen J. Gutman, 53                   Director                     Partner and Chief Operating Officer of
515 East 79th Street                                                 B.B. Associates LLC (menswear
New York, NY 10021                                                   specialty retailing and other activities)
                                                                     (1989 to present); Director/Trustee of
                                                                     the SunAmerica Mutual Funds and AST.

Peter A. Harbeck,*43                    Director and                 Director and President, SunAmerica
The SunAmerica Center                   President                    Asset Management Corp.
733 Third Avenue                                                     ("SunAmerica"); Director, SunAmerica
New York, NY  10017-3204                                             Capital Services, Inc. ("SACS"), (1993
                                                                     to present); Director and President,
                                                                     SunAmerica Fund Services, Inc. ("SAFS"),
                                                                     (1988 to present); President, SunAmerica
                                                                     Mutual Funds and AST; Executive Vice
                                                                     President and Chief Operating Officer,
                                                                     SunAmerica, (1988-1995); Executive
                                                                     Vice President, SACS, (1991-1995);
                                                                     Director, Resources Trust Company.

J. Steven Neamtz, 38                    Vice President               Executive Vice President, SunAmerica,
The SunAmerica Center                                                (1996 to present); President,
733 Third Avenue                                                     SunAmerica Capital Services, Inc. (1996
New York, NY 10017-3204                                              to present); formerly Executive Vice
                                                                     President, New England Funds, L.P.
                                                                     (1990 to 1996).

                                        Position                     Principal Occupations
Name, Age and Address                   with the Fund                During Past 5 Years
---------------------                   -------------                -------------------
Peter McMillan III,*39                  Director                     Executive Vice President and Chief
1 SunAmerica Center                                                  Investment Officer, SunAmerica
Los Angeles, CA  90067                                               Investments, Inc., (1989 to present);
                                                                     Director/Trustee of the SunAmerica
                                                                     Mutual Funds; Director, Resources
                                                                     Trust Company.

Sebastiano Sterpa, 67                   Director                     Founder of Sterpa Realty, Inc., a full
Suite 200                                                            service real estate firm (1962); Chairman
200 West Glenoaks Blvd.                                              of the Sterpa Group, real estate
Glendale, CA 91202                                                   investments and management company
                                                                     (1962 to present); Director/Trustee of
                                                                     the SunAmerica Mutual Funds.


Robert M. Zakem, 39                     Secretary                    Senior Vice President and General
The SunAmerica Center                                                Counsel, SunAmerica (1993 to present);
733 Third Avenue                                                     Executive Vice President, General
New York, NY 10017-3204                                              Counsel and Director, SACS, (1993 to
                                                                     present); Vice President, General
                                                                     Counsel and Assistant Secretary,
                                                                     SAFS, (1994 to present); Vice
                                                                     President and Assistant Secretary,
                                                                     SunAmerica Series Trust and Anchor
                                                                     Pathway Fund, (1993 to present);
                                                                     Assistant Secretary, Seasons Series
                                                                     Trust (1997 to present); Secretary,
                                                                     SunAmerica Mutual Funds and AST;
                                                                     formerly, Vice President and
                                                                     Associate General Counsel, SunAmerica,
                                                                     (1992-1993); Associate, Piper &
                                                                     Marbury (1989-1992).

                                        Position                     Principal Occupations
Name, Age and Address                   with the Fund                During Past 5 Years
---------------------                   -------------                -------------------
Peter C. Sutton, 33                     Treasurer                    Senior Vice President, SunAmerica,
The SunAmerica Center                                                (1997 to present); Treasurer,
733 Third Avenue                                                     SunAmerica Mutual Funds and AST
New York, NY 10017-3204                                              (1996 to present); Vice President,
                                                                     SunAmerica Series Trust, Anchor
                                                                     Pathway Fund (1994 to present);
                                                                     Vice President, Seasons Series
                                                                     Trust (1997 to present); formerly,
                                                                     Vice President, SunAmerica
                                                                     (1994-1997); Controller, SunAmerica
                                                                     Mutual Funds and AST (1993-1996);
                                                                     Assistant Controller, SunAmerica
                                                                     Mutual Funds and AST (1990-1993).

         Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

         The Fund pays each Director who is not an interested person of the Fund, SunAmerica or any Adviser, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives an aggregate of up to $60,000 in annual compensation for acting as director or trustee to the SunAmerica Mutual Funds, Anchor Series Trust ("AST") and/or the Fund, a pro rata portion of which, based on relative net assets, is borne by the Fund.

         In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of the SunAmerica Mutual Funds, AST and/or the Fund, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The Directors (and Trustees) of the SunAmerica Mutual Funds, AST and the Fund have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica Mutual Funds, AST or the Fund (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         The following table sets forth information summarizing the compensation that the Fund estimates that it will pay each Disinterested Director for his services as Director for the fiscal year ending October 31, 1997. The Directors who are interested persons of the Fund receive no compensation.

                        ESTIMATED COMPENSATION TABLE*

                                                  Pension or                                            Total Compensation
                            Aggregate             Retirement Benefits        Estimated Annual           from Registrant and
                            Compensation          Accrued as Part of         Benefits Upon              Fund Complex Paid
Director                    from Fund             Fund Expenses**            Retirement**+              to Directors**

S. James Coppersmith           $3,200                    N/A                      $29,670                  $65,000
Samuel M.                      $3,500                    N/A                      $46,089                  $69,000
Eisenstat***

Stephen J. Gutman              $3,200                    N/A                      $60,912                  $65,000
Sebastiano Sterpa              $3,200                    N/A                       $7,900                  $43,333****

*      Assumes Fund assets of $400 million at fiscal year end.
** Information is for the five investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds, AST and the Fund.
*** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, $300 of which is payable by the Fund.
****   Mr. Sterpa is not a trustee of AST.
+ Assuming participant elects to receive benefits in 15 yearly installments.

     As of July 11, 1997, the Directors and officers of the Fund owned in the aggregate less than 1% of the Fund's total outstanding shares.

     The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of September 29, 1997:
Mid-Cap Growth Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned beneficially 21%; Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 - owned of record 9%; Class C - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 - owned of record 28%, Paine Webber for benefit of Tramco, Inc. Profit Sharing Plant Trust, Wichita, KS 67214 - owned of record 10%; Aggressive Growth Portfolio - Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 - owned of record 7%; Class C - Paine Webber for benefit of Tramco, Inc. Profit Sharing Plan Trust, Wichita, KS 67214 - owned of record 9%; Value Portfolio - Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc.,

Jacksonville, FL 32246 - owned of record 7%; Class C - Paine Webber for benefit of Tramco, Inc. Profit Sharing Plan Trust, Wichita, KS 67214 - owned of record 6%; and International Equity Portfolio - Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 - owned of record 6%; Class C - Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 - owned of record 44%.

     To the knowledge of SunAmerica, as of September 29, 1997, no person owned beneficially 25% or more of a Portfolio's outstanding voting securities. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.

                   ADVISERS, DISTRIBUTOR AND ADMINISTRATOR


SunAmerica Asset Management Corp. SunAmerica, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc. is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

         Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

         Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

         The Management Agreement with respect to the Mid-Cap Portfolio, the Aggressive Growth Portfolio, the Value Portfolio and International Equity Portfolio was approved by the Directors, including the Disinterested Directors, on September 17, 1996, and by the sole initial shareholder of each such Portfolio on November 15, 1996. The Management Agreement with respect to the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and the Small-Cap Value Portfolio was approved by the Directors, including the Disinterested Directors, on August 20, 1997.


         Effective June 17, 1997, with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, and the date of commencement of operations with respect to the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio, SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the Assets of Class A shares and 2.43% of the Assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.03% of the Assets of Class A shares and 2.68% of the Assets of Class B and Class C shares for the International Equity Portfolio. Prior to June 17, 1997, with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, SunAmerica voluntarily agreed to waive fees or reimburse expenses to keep annual operating expenses at or below an annual rate of 1.90% of the Assets of Class A shares and 2.55% of the Assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.15% of the Assets of Class A shares and 2.80% of the Assets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

         The Management Agreement will continue in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisers. The organizations identified in the Prospectus act as Advisers to the Fund and its Portfolios pursuant to the Subadvisory Agreements with SunAmerica.

         As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently, allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

         Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The aggregate annual rates of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of Assets of each Portfolio. The highest aggregate annual rates of such fees would be the following, expressed as a percentage of the Assets of each Portfolio: Large-Cap Growth Portfolio, .48%; Mid-Cap Growth Portfolio, .50%; Aggressive Growth Portfolio, .55%; Large-Cap Blend Portfolio, .48%; Large-Cap Value Portfolio, .43%; Value Portfolio, .50%; Small-Cap Value Portfolio, .55%; and International Equity Portfolio, .65%.

         The Subadvisory Agreements with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio, and International Equity Portfolio were approved by the Directors, including the Disinterested Directors, on September 17, 1996, and by the sole initial shareholder of each such Portfolio on November 15, 1996. The Subadvisory Agreement with respect to the Value Portfolio between Strong and Schafer was approved by the Directors, including the Disinterested Directors, on September 17, 1996, and became effective upon commencement of operation of the Fund. The Subadvisory Agreements with respect to the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio, including the Subadvisory Agreement with respect to the Small-Cap Value Portfolio between Berger and PWM, were approved by the Directors, including the Disinterested Directors, on August 20, 1997.

         The Subadvisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

Personal Trading. The Fund and SunAmerica have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Fund or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements,
(iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica during the quarter.

         The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica.

The Distributor. The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

         The Distribution Agreement with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio was approved by the Directors, including the Disinterested Directors, on September 17, 1996. The Distribution Agreement with respect to the Large-Cap

Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio was approved by the Directors, including the Disinterested Directors, on August 20, 1997. The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates and SunAmerica Securities, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

Distribution Plans. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans"). Reference is made to "Management of the Fund - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

         The Class A and Class B Distribution Plans with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio were approved on September 17, 1996 by the Directors, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of Distribution Plans of the Fund (the "Independent Directors"). The Class C Distribution Plan with respect to each such Portfolio was so approved by the Directors, including the Independent Directors, on February 26, 1997. The Class A, Class B and Class C Distribution Plans with respect to the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio were approved on August 20, 1997 by the Directors, including Independent Directors.

         Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Independent Directors. A Distribution

Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

The Administrator. The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         The Directors, including the Directors who are not parties to the Service Agreement or "interested persons," as that term is defined in the 1940 Act, approved the Service Agreement on September 17, 1996 with respect to the

Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, and on August 20, 1997 with respect to the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio. The Service Agreement will remain in effect for two years from the date of approval with respect to each Portfolio and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS will receive a fee from the Fund subject to review and approval by the Directors. This fee represents the full cost of providing shareholder and transfer agency services to the Fund. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges which would be paid by the Fund). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

             ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares, and certain Class A shares). Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Portfolio shares.

Waiver of Contingent Deferred Sales Charges. As discussed under "Purchase of Shares" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

         Disability. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases through the Distributor. An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

Purchase by Check. Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund

Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of the Shares" in the Prospectus.)

Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to 4:00 P.M., Eastern time, on a day the NYSE is open for business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after 4:00 P.M., Eastern time, the order will be effected on the next business day.

Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

         1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services at: (212) 551-5343.

         2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

         3.   Instruct the bank to wire the specified amount to the Transfer
              Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Internal Revenue Code, or employee benefit plans created pursuant to
Section 403(b) of the Internal Revenue Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Internal Revenue Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SunAmerica Mutual Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolio may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

         Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

         (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

         (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);

         (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including 403(b) plans);

         (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         (vi) group purchases as described below.

         A combined purchase currently may also include shares of other funds in the SunAmerica Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

         Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid.  Such
payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

         Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

            ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                       DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares of such class outstanding. The net asset value of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Fund receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

         Securities that are actively traded over-the-counter, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued on the basis of the bid prices provided by principal market makers. Securities listed on the NYSE or other national securities exchanges, other than those principally traded over-the-counter, are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Options traded on national securities exchanges are valued at the last sale price on such exchanges preceding the valuation, and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

         Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service.

         The above procedures need not be used to determine the value of debt securities owned by a Portfolio if, in the opinion of the Directors, some other method would more accurately reflect the fair market value of such debt securities in the quantities owned by such Portfolio. Securities for which quotations are not readily available and other assets are appraised at fair value, as determined pursuant to procedures adopted in good faith by the Directors. Short-term debt securities are valued at their current market value or fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Directors to be represented by amortized cost value, absent unusual circumstances. A pricing service may be utilized to value the Portfolio's assets under the procedures set forth above. Any use of a pricing service will be approved and monitored by the Directors. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offered prices of such currencies against U.S. dollars last quoted by any large New York bank which is a dealer in foreign currency.

         The values of securities held by the Portfolios, and other assets used in computing net asset value, are determined as of the time trading in such securities is completed each day, which in the case of foreign securities may be at a time prior to the close of regular trading on the NYSE. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of regular trading on the NYSE. When such events materially affect the values of securities held by the Portfolio or their liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Directors.

                               PERFORMANCE DATA

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for Class A, Class B and Class C shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                               P(1 + T)n = ERV

              P = a hypothetical initial purchase payment of $1,000
              T = average annual total return
              N = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

         1. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class C shares) is deducted from the initial $1,000 purchase payment;

         2. All dividends and distributions are reinvested at net asset value; and

         3. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

         Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

         a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

         b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

               Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

         c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

         d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         e) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and

Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

         f) CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         g) Mutual Fund Source Book, Principia and other publications by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

         h) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses which rate mutual fund performance over specified time periods.

         i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

         j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

         k) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

         l) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index --unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

         m) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

               Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. --Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

         n) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

         o) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.


         p) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

         q) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

         r) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

         s) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

              Australian Dollars                        Netherlands Guilders
              Canadian Dollars                          Swiss Francs
              European Currency Units                   UK Pound Sterling
              French Francs                             U.S. Dollars
              Japanese Yen                              German Deutsche Marks

         t) J.P. Morgan Global Government Bond Index -- a total return, market capitalization- weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

         u) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

         v) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

         w) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

         x) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         y) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         z) Russell 2000 and 3000 Indices -- represents the top 2,000 and the next 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         aa) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices which include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net capital gains from the sale of assets held for more than 12 months in excess of any net short-term capital losses. The current policy of each Portfolio other than the Large-Cap Blend Portfolio, is to pay investment income dividends, if any, at least annually. Large-Cap Blend Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each
B-54

Portfolio intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the Ex or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; (b) with respect to tax years beginning on or before August 5, 1997, derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than 3 months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

         Under the Internal Revenue Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calender year if it is declared by a Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

         Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. It is not anticipated that the dividends paid by the International Equity Portfolio will be eligible for the dividends-received deduction. Distributions of net mid-term or long-term capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares, and are not eligible for the dividends received deduction for corporations.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss recognized by a shareholder on the sale of shares of a Portfolio held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio (other than the International Equity Portfolio) will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Portfolio shares. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Internal Revenue Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Internal Revenue Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Internal Revenue Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Internal Revenue Code. The Internal Revenue Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Internal Revenue Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Internal Revenue Code; no determination has been reached to make any of these elections.

         Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., debt instruments and stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Portfolio may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

         Each of the Large-Cap Growth Portfolio, Aggressive Growth Portfolio and International Equity Portfolio may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that the Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Recently enacted legislation codified this "mark-to-market" election effective for tax years beginning after December 31, 1997. Any gains resulting from such elections will be treated as ordinary income. No loss will be recognized on PFIC stock. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each of the Large-Cap Blend and Value Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Internal Revenue Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Internal Revenue Code for tax purposes does not entail government supervision of management and investment policies.

                               RETIREMENT PLANS

         Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Internal Revenue Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Savings Incentive Match Plan for Employees (SIMPLE). The SIMPLE was created to make establishing employee retirement plans practical for small businesses. Generally, the plan permits employers with 100 or fewer employees who do not maintain another employer-sponsored retirement plan to establish a SIMPLE Plan. Contributions made by the employer are tax deductible and contributions are deducted from the employee's paycheck before tax deductions and are deposited into a SIMPLE Plan by the employer.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

Individual Retirement Accounts (IRA). Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount if any, entitled to be contributed on a deductible basis, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

Salary Reduction Simplified Employee Pension. This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

Savings Incentive Match Plan for Employees (SIMPLE). The SIMPLE was created to make establishing employee retirement plans practical for small businesses. Generally, the plan permits employers with 100 or fewer employees who do not maintain another employer-sponsored retirement plan to establish a SIMPLE Plan. Contributions made by the employer are tax deductible and contributions are deducted from the employee's paycheck before tax deductions and are deposited into a SIMPLE Plan by the employer.

                            DESCRIPTION OF SHARES

         Ownership of the Fund is represented by shares of common stock. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).

         Currently, eight Portfolios of shares of the Fund have been authorized pursuant to the Fund's Articles of Incorporation ("Articles"): the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio,

the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio and the International Equity Portfolio. Each Portfolio has been divided into four classes of shares, designated as Class A, Class B, Class C and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) Class C shares are subject to a CDSC, and an ongoing account maintenance and service fee, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

         The Articles provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund. The Fund shall continue, without limitation of time, subject to the provisions in the Articles concerning termination by action of the shareholders.

                            ADDITIONAL INFORMATION

Computation of Offering Price per Share

         The following is the offering price calculation for each Class of shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio. The Class A and Class B calculations are based on the value of each such Portfolio's net assets and number of shares outstanding on April 30, 1997. The Class C calculations are based on the estimated value of each such Portfolio's net assets and number of Class C shares outstanding on the date such shares were first offered for sale to public investors.

                                        Mid-Cap Growth Portfolio                        Aggressive Growth Portfolio
                              -------------------------------------------      --------------------------------------------
                                Class A          Class B         Class C         Class A          Class B         Class C
                              -----------      -----------     -----------      ----------       -----------     ----------
Net Assets...............     $21,054,557      $15,551,069        $855,241      $31,277,613      $18,722,750     $1,161,162
Number of Shares
  Outstanding............       1,910,365        1,415,269          77,837        2,499,347        1,500,130         92,971
Net Asset Value Per Share
  (net assets divided by
  number of shares) .....          $11.02           $10.99          $10.99           $12.51           $12.48         $12.49

Sales charge for Class

  A Shares: 5.75% of
  offering price
  (6.10% of net asset
  value per share)*......            0.67             None            None             0.76             None           None
Offering Price...........          $11.69           $10.99          $10.99           $13.27           $12.48         $12.49

                                          Value Portfolio                           International Equity Portfolio
                              -------------------------------------------      --------------------------------------------
                                Class A          Class B         Class C         Class A          Class B         Class C
                              -----------      -----------     -----------      ----------       -----------     ----------
Net Assets...............     $35,690,592      $25,641,412      $1,875,057      $22,994,862      $14,123,293     $1,094,630
Number of Shares
  Outstanding ...........       2,636,181        1,898,972         138,863        1,841,936        1,134,927         87,909
Net Asset Value Per
  Share (net assets
  divided by number
  of shares) ............          $13.54           $13.50          $13.50           $12.48           $12.44         $12.45
Sales charge for Class
  A Shares: 5.25% of
  offering price (5.54
  of net asset value
  per share)* ...........            0.83             None            None             0.76             None           None
Offering Price...........          $14.37           $13.50          $13.50           $13.24           $12.44         $12.45

-----------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

Reports to Shareholders. The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

Custodian and Transfer Agency. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Accountants and Legal Counsel. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Fund.

--------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable

                             FINANCIAL STATEMENTS

         Set forth following this Statement of Additional Information is the Statement of Assets and Liabilities of the Fund, as of November 12, 1996 and the unaudited financial statements for the period ended April 30, 1997.

Style Select Series, Inc.
Statement of Assets and Liabilities at November 12, 1996
--------------------------------------------------------------------------------

                                                                Aggressive           Mid-Cap                          International
                                                                  Growth             Growth            Value              Equity
                                                                 Portfolio          Portfolio        Portfolio          Portfolio
ASSETS:

   Cash.................................................           $25,000            $25,000          $25,000              $25,000
   Deferred organization expenses (Note 1)..............            75,000             75,000           75,000               75,000
                                                                    ------             ------           ------               ------
        Total Assets.....................................          100,000            100,000          100,000              100,000
                                                                   -------            -------          -------              -------
LIABILITIES:

         Organizational expenses payable (Note 1)........           75,000             75,000           75,000               75,000
         Commitments (Notes 1 and 2).....................              -0-                -0-              -0-                  -0-
                                                                     -----              -----            -----                -----
                  Total Liabilities......................           75,000             75,000           75,000               75,000
                                                                    ------             ------           ------               ------
                     Net Assets..........................          $25,000            $25,000          $25,000              $25,000
                                                                   =======            =======          =======              =======
Net Asset Value Per Share

         Class A (25,000,000 shares authorized per class)
                  ($12,500/1,000 net assets and shares
                  outstanding for each portfolio
                  respectively)..........................           $12.50             $12.50            $12.50             $12.50
                                                                    ======             ======            ======             ======
         Class B (25,000,000 shares authorized per class)
                  ($12,500/1,000 net assets and shares
                  outstanding for each portfolio
                  respectively)...........................          $12.50             $12.50            $12.50             $12.50
                                                                    ======             ======            ======             ======

                      See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENT

Note 1. Organization

Style Select Series, Inc. (the "Fund") is an open-end management investment company that was organized as a Maryland corporation on July 3, 1996. To date the Fund has had no transactions other than those relating to organizational matters and the sale of 8,000 shares of common stock at a price of $12.50 per share for $100,000 to SunAmerica Asset Management Corp. ("SunAmerica"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"). Organizational expenses of the Fund incurred prior to the offering of the Fund's shares will be paid by SunAmerica. It is currently estimated that SunAmerica will incur, and be reimbursed by the Fund for, approximately $300,000 in organizational expenses. These expenses will be deferred and amortized by the Fund on a straight-line basis over a period not to exceed five years from the commencement of the Fund's operations. In the event that, at any time during the five year period beginning with the commencement of operations, the initial shares acquired by SunAmerica are redeemed, by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of the redemption) of the then unamortized deferred organizational expenses as of the date of such redemption.

         The Fund currently offers four separate investment portfolios (each a "Portfolio"): Aggressive Growth Portfolio, Mid-Cap Growth Portfolio, Value Portfolio and International Equity Portfolio. The investment objectives for each of the Portfolios are as follows:

         Aggressive Growth Portfolio seeks long-term growth of capital by investing generally in equity securities of small and medium sized companies which have a market capitalization of less than $1 billion.

         Mid-Cap Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of $1 billion to $5 billion.

         Value Portfolio seeks long-term growth of capital by investing primarily in equity securities using a "value" style of investing.

         International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

         Each Portfolio currently offers two classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Act, except that Class B shares are subject to higher distribution fee rates.

Note 2. Investment Advisory and Management Agreement

         The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica, an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Aggressive Growth, Mid-Cap Growth and Value Portfolios, respectively, and 1.10% of the average daily net assets of the International Equity Portfolio.

         The organizations described below act as advisors to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the advisors manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following advisors is independent of SunAmerica (with the exception of the Aggressive Growth
Portfolio, for which SunAmerica acts as an advisor) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the advisors' fees. The advisors for Aggressive Growth Portfolio are Janus Capital Corporation; SunAmerica; and Warburg, Pincus Counsellors, Inc. The advisors for Mid-Cap Growth Portfolio are Miller Anderson & Sherrerd, LLP; Pilgrim Baxter & Associates, Ltd.; and T. Rowe Price Associates, Inc. The advisors for Value Portfolio are Davis Selected Advisers, L.P.; Neuberger & Berman, LLC.; and Strong Capital Management, Inc.
The advisors for International Equity Portfolio are Rowe Price-Fleming International, Inc.; Strong Capital Management, Inc.; and Warburg, Pincus Counsellors, Inc. Each advisor is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the advisor. Assuming a level of average daily net assets of $100 million for each Portfolio, it is estimated that the aggregate annual rates of the fees payable by SunAmerica to the advisors for each Portfolio the first year of operation will be the following, expressed as a percentage of the average daily net assets of each Portfolio: Aggressive Growth Portfolio, .37%; Mid-Cap Growth Portfolio,
 .50%; Value Portfolio, .50%; and International Equity Portfolio, .63%. There can be no assurance that the Portfolios will achieve a level of average daily net assets in the amount estimated.

Note 3. Distribution Agreement and Service Agreement

         The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan" and the "Class B Plan." In adopting the Class A Plan and the Class B Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

         Under the Class A Plan and Class B Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10% and 0.75%, respectively, of average daily net assets of such Portfolio's Class A or Class B shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or Class B Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. SACS also receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. Further, SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B shares.

         The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to reimburse SAFS for costs incurred in providing such services, is approved annually by the Directors.

Style Select Series, Inc.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Style Select Series, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Aggressive Growth Portfolio, Mid-Cap Growth Portfolio, Value Portfolio and International Equity Portfolio (constituting Style Select Series, Inc., hereafter referred to as the "Fund") at November 12, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 12, 1996

                                                                               1
                                                  [STYLE SELECT SERIES(SM) LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- April 30, 1997 (unaudited)

                                                     AGGRESSIVE       MID-CAP                    INTERNATIONAL
                                                       GROWTH         GROWTH          VALUE         EQUITY
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                     --------------------------------------------------------

ASSETS:

Investment securities, at value (identified cost
  $42,533,592; $34,071,753; $54,534,507 and
  $33,151,969, respectively)......................   $42,931,330    $31,946,118    $56,716,131   $ 32,848,094

Short-term securities (cost equals market)........     5,282,749      5,392,183      5,917,000        706,000

Repurchase agreements (cost equals market)........     4,204,000             --        665,000      3,469,000

Cash..............................................        18,837            606          2,578          1,152

Foreign cash......................................            --             --             --        109,165

Receivable for fund shares sold...................       785,927        840,913      1,281,173        972,187

Receivable for investments sold...................       638,839         36,684             --        265,490

Other assets......................................        43,675         43,675         43,675         43,675

Interest and dividends receivable.................        25,550          5,049         47,731        149,192

Deferred organizational expenses..................        20,019         20,019         20,019         20,019

Receivable from investment adviser................        10,733         12,215         13,967         12,421

Foreign currency contracts........................            --             --             --        365,948

Unrealized appreciation of foreign currency
  contracts.......................................            --             --             --         95,395
                                                     -----------    -----------    -----------   ------------

  Total assets....................................    53,961,659     38,297,462     64,707,274     39,057,738
                                                     -----------    -----------    -----------   ------------

LIABILITIES:

Payable for investments purchased.................     2,679,087        754,571      1,353,760        321,629

Investment advisory and management

  fees payable....................................        38,425         28,264         45,670         32,101

Payable for fund shares repurchased...............        35,323         14,237         35,060         55,385

Other accrued expenses............................        24,598         22,115         37,504         40,816

Distribution and service maintenance fees
  payable.........................................        22,701         17,408         28,219         17,217

Foreign currency contracts........................            --             --             --        367,361

Unrealized depreciation of foreign currency
  contracts.......................................            --             --             --         10,444
                                                     -----------    -----------    -----------   ------------

  Total liabilities...............................     2,800,134        836,595      1,500,213        844,953
                                                     -----------    -----------    -----------   ------------

    Net assets....................................   $51,161,525    $37,460,867    $63,207,061   $ 38,212,785
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

2
[STYLE SELECT SERIES(SM) LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- April 30, 1997 (unaudited) -- (continued)

                                                     AGGRESSIVE       MID-CAP                    INTERNATIONAL
                                                       GROWTH         GROWTH          VALUE         EQUITY
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                     --------------------------------------------------------
NET ASSETS WERE COMPOSED OF:

Common Stock, $.0001 par value (1 billion shares
  authorized).....................................   $       409    $       340    $       467   $        306

Paid-in capital...................................    52,418,220     41,347,283     60,880,139     38,314,376
                                                     -----------    -----------    -----------   ------------

                                                      52,418,629     41,347,623     60,880,606     38,314,682

Accumulated undistributed net investment income
  gain (loss).....................................       (62,301)      (144,086)       (10,719)        38,459

Accumulated undistributed net realized gain (loss)
  on investments, foreign currency, options and
  other assets and liabilities....................    (1,592,541)    (1,617,035)       155,550         79,148

Net unrealized appreciation (depreciation) of
  investments.....................................       397,738     (2,125,635)     2,181,624       (303,875)


Net unrealized appreciation of foreign currency,
  other assets and liabilities....................            --             --             --         84,371
                                                     -----------    -----------    -----------   ------------

    Net assets....................................   $51,161,525    $37,460,867    $63,207,061   $ 38,212,785
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

CLASS A:

Net assets........................................   $31,277,613    $21,054,557    $35,690,592   $ 22,994,862

Shares outstanding................................     2,499,347      1,910,365      2,636,181      1,841,936

Net asset value and redemption price per share....   $     12.51    $     11.02    $     13.54   $      12.48

Maximum sales charge (5.75% of offering price)....          0.76           0.67           0.83           0.76
                                                     -----------    -----------    -----------   ------------

Maximum offering price to public..................   $     13.27    $     11.69    $     14.37   $      13.24
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

CLASS B:

Net assets........................................   $18,722,750    $15,551,069    $25,641,412   $ 14,123,293

Shares outstanding................................     1,500,130      1,415,269      1,898,972      1,134,927

Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)..........................   $     12.48    $     10.99    $     13.50   $      12.44
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

CLASS C:

Net assets........................................   $ 1,161,162    $   855,241    $ 1,875,057   $  1,094,630

Shares outstanding................................        92,971         77,837        138,863         87,909

Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)..........................   $     12.49    $     10.99    $     13.50   $      12.45
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

See Notes to Financial Statements

                                                                               3
                                                  [STYLE SELECT SERIES(SM) LOGO]

STATEMENT OF OPERATIONS -- For the period ended April 30, 1997 (unaudited)

                                                     AGGRESSIVE       MID-CAP                    INTERNATIONAL
                                                       GROWTH         GROWTH          VALUE         EQUITY
                                                     PORTFOLIO#     PORTFOLIO#     PORTFOLIO#     PORTFOLIO#
                                                     --------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest........................................   $   180,976    $    76,076    $    88,163   $     80,390
  Dividends*......................................        53,152         22,603        213,423        228,370
                                                     -----------    -----------    -----------   ------------
    Total investment income.......................       234,128         98,679        301,586        308,760
                                                     -----------    -----------    -----------   ------------
Expenses:
  Investment advisory and management fees.........       143,475        117,215        149,345        129,340
  Distribution and service maintenance fees
    Class A.......................................        37,389         30,228         36,898         31,730
    Class B.......................................        35,542         30,089         42,405         26,171
    Class C.......................................         1,108            761          1,518            753
  Transfer agent fees and expenses
    Class A.......................................        29,911         24,182         28,377         24,742
    Class B.......................................         9,952          8,426         11,545          7,466
    Class C.......................................           310            213            410            218
  Registration fees
    Class A.......................................        14,465         14,010         18,268         16,013
    Class B.......................................        10,261         10,720         13,518         11,143
    Class C.......................................         2,341          2,357          2,524          2,380
  Custodian fees and expenses.....................        24,391         19,927         25,100         42,347
  Audit and tax consulting fees...................        14,670         12,225         14,670         13,820
  Printing expense................................         5,705          7,335          7,335          7,335
  Legal fees and expenses.........................         2,445          2,445          2,445          2,445
  Directors' fees and expenses....................         1,182          1,136          1,080          1,064
  Amortization of organizational expenses.........           480            480            480            480
  Miscellaneous expenses..........................           815            815          1,160            815
                                                     -----------    -----------    -----------   ------------
    Total expenses................................       334,442        282,564        357,078        318,262
    Less: expenses waived/reimbursed by investment
      adviser.....................................       (38,013)       (39,799)       (44,773)       (47,961)
                                                     -----------    -----------    -----------   ------------
    Net expenses..................................       296,429        242,765        312,305        270,301
                                                     -----------    -----------    -----------   ------------
Net investment income gain (loss).................       (62,301)      (144,086)       (10,719)        38,459
                                                     -----------    -----------    -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments...........    (1,592,541)    (1,616,501)       155,550         56,452
Net realized loss on options contracts............            --             --             --         (2,351)

Net realized gain (loss) on foreign currency and
  other assets and liabilities....................            --           (534)            --         25,047
Net change in unrealized appreciation/depreciation
  of investments..................................       397,738     (2,125,635)     2,181,624       (303,875)
Net change in unrealized appreciation/depreciation
  of foreign currency and other assets and
  liabilities.....................................            --             --             --         84,371
                                                     -----------    -----------    -----------   ------------
Net realized and unrealized gain (loss) on
  investments, foreign currency and other assets
  and liabilities.................................    (1,194,803)    (3,742,670)     2,337,174       (140,356)
                                                     -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:                                   $(1,257,104)   $(3,886,756)   $ 2,326,455   $   (101,897)
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

*Net of foreign withholding taxes on dividends
  of..............................................   $       209    $        27    $     2,470   $     27,741
                                                     -----------    -----------    -----------   ------------
                                                     -----------    -----------    -----------   ------------

------------------
# Commenced operations November 19, 1996
See Notes to Financial Statements

4
[STYLE SELECT SERIES(SM) LOGO]

STATEMENT OF CHANGES IN NET ASSETS -- For the period ended April 30, 1997 -- (unaudited)

                                                       AGGRESSIVE         MID-CAP                          INTERNATIONAL
                                                         GROWTH            GROWTH            VALUE             EQUITY
                                                       PORTFOLIO#        PORTFOLIO#        PORTFOLIO#        PORTFOLIO#
                                                     --------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income gain (loss)...............    $    (62,301)     $   (144,086)     $    (10,719)     $     38,459
  Net realized gain (loss) on investments.........      (1,592,541)       (1,616,501)          155,550            56,452
  Net realized loss on options contracts..........              --                --                --            (2,351)
  Net realized gain (loss) on foreign currency and
    other assets and liabilities..................              --              (534)               --            25,047
  Net change in unrealized
    appreciation/depreciation of investments......         397,738        (2,125,635)        2,181,624          (303,875)
  Net change in unrealized
    appreciation/depreciation of foreign currency
    and other assets and liabilities..............              --                --                --            84,371
                                                     --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting
    from operations...............................      (1,257,104)       (3,886,756)        2,326,455          (101,897)
                                                     --------------    --------------    --------------    --------------

NET INCREASE IN NET ASSETS RESULTING FROM FUND
  SHARE TRANSACTIONS (NOTE 7).....................      52,393,629        41,322,623        60,855,606        38,289,682
                                                     --------------    --------------    --------------    --------------

TOTAL INCREASE IN NET ASSETS......................      51,136,525        37,435,867        63,182,061        38,187,785

NET ASSETS:
Beginning of period...............................          25,000            25,000            25,000            25,000
                                                     --------------    --------------    --------------    --------------
End of period [including undistributed net
  investment income gain (loss) for April 30, 1997
  of $(62,301), $(144,086), $(10,719) and $38,459,
  respectively]...................................    $ 51,161,525      $ 37,460,867      $ 63,207,061      $ 38,212,785
                                                     --------------    --------------    --------------    --------------
                                                     --------------    --------------    --------------    --------------

------------------
# Commenced operations November 19, 1996
See Notes to Financial Statements

                                                                               5
                                                  [STYLE SELECT SERIES(SM) LOGO]

FINANCIAL HIGHLIGHTS -- (unaudited)

                                                   NET
                                               GAIN(LOSS)                 DIVIDENDS
                                               ON INVEST-      TOTAL        FROM      DISTRI-
                     NET ASSET       NET       MENTS(BOTH       FROM         NET      BUTIONS
                       VALUE,      INVEST-      REALIZED      INVEST-      INVEST-     FROM     TOTAL
      PERIOD         BEGINNING       MENT          AND          MENT        MENT      CAPITAL   DISTRI-
       ENDED         OF PERIOD    INCOME(1)    UNREALIZED)   OPERATIONS    INCOME      GAINS    BUTIONS
-------------------  ----------   ----------   -----------   ----------   ---------   -------   -------

AGGRESSIVE GROWTH PORTFOLIO
---------------------------
                                                CLASS A
                                                -------
11/19/96-4/30/97...    $12.50       $(0.02)      $  0.03       $ 0.01        $--        $--      $ --

                                                CLASS B
                                                -------
11/19/96-4/30/97...     12.50        (0.06)         0.04        (0.02)        --         --        --

                                                CLASS C
                                                -------
3/06/97-4/30/97....     13.38        (0.01)        (0.88)       (0.89)        --         --        --

--------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
------------------------
                                                CLASS A
                                                -------
11/19/96-4/30/97...    $12.50       $(0.06)      $ (1.42)      $(1.48)       $--        $--      $ --

                                                CLASS B
                                                -------
11/19/96-4/30/97...     12.50        (0.10)        (1.41)       (1.51)        --         --        --

                                                CLASS C
                                                -------
3/06/97-4/30/97....     11.93        (0.03)        (0.91)       (0.94)        --         --        --

--------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
---------------
                                                CLASS A
                                                -------
11/19/96-4/30/97...    $12.50       $ 0.01       $  1.03       $ 1.04        $--        $--      $ --

                                                CLASS B
                                                -------
11/19/96-4/30/97...     12.50        (0.04)         1.04         1.00         --         --        --

                                                CLASS C
                                                -------
3/06/97-4/30/97....     13.56        (0.02)        (0.04)       (0.06)        --         --        --

--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
                                                CLASS A
                                                -------
11/19/96-4/30/97...    $12.50       $ 0.02       $ (0.04)      $(0.02)       $--        $--      $ --

                                                CLASS B
                                                -------
11/19/96-4/30/97...     12.50         0.02         (0.08)       (0.06)        --         --        --

                                                CLASS C
                                                -------
3/06/97-4/30/97....     12.60         0.03         (0.18)       (0.15)        --         --        --

                                                                     RATIO OF NET
                      NET                               RATIO OF      INVESTMENT
                     ASSET               NET ASSETS     EXPENSES        INCOME                  AVERAGE
                     VALUE,                END OF      TO AVERAGE     TO AVERAGE               COMMISSION
      PERIOD         END OF    TOTAL       PERIOD         NET            NET        PORTFOLIO     PER
       ENDED         PERIOD  RETURN(2)    (000'S)     ASSETS(3)(4)   ASSETS(3)(4)   TURNOVER    SHARE(5)
-------------------  ------  ---------   ----------   ------------   ------------   --------   ----------

AGGRESSIVE GROWTH PORTFOLIO
---------------------------
                                                 CLASS A
                                                 -------
11/19/96-4/30/97...  $12.51      0.08%    $ 31,278        1.90%          (0.27)%       95%      $ 0.0544

                                                 CLASS B
                                                 -------
11/19/96-4/30/97...   12.48     (0.16)      18,723        2.55           (0.91)        95         0.0544

                                                 CLASS C
                                                 -------
3/06/97-4/30/97....   12.49     (6.65)       1,161        2.55           (0.64)        95         0.0544

---------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
------------------------
                                                 CLASS A
                                                 -------
11/19/96-4/30/97...  $11.02    (11.84)%   $ 21,055        1.90%          (1.04)%       38%      $ 0.0472

                                                 CLASS B
                                                 -------
11/19/96-4/30/97...   10.99    (12.08)      15,551        2.55           (1.76)        38         0.0472

                                                 CLASS C
                                                 -------
3/06/97-4/30/97....   10.99     (7.88)         855        2.55           (1.80)        38         0.0472

---------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
---------------
                                                 CLASS A
                                                 -------
11/19/96-4/30/97...  $13.54      8.32%    $ 35,691        1.90%           0.16%        16%      $ 0.0600

                                                 CLASS B
                                                 -------
11/19/96-4/30/97...   13.50      8.00       25,641        2.55           (0.62)        16         0.0600

                                                 CLASS C
                                                 -------
3/06/97-4/30/97....   13.50     (0.44)       1,875        2.55           (0.83)        16         0.0600

---------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
------------------------------
                                                 CLASS A
                                                 -------
11/19/96-4/30/97...  $12.48     (0.16)%   $ 22,995        2.15%           0.32%        14%      $ 0.0175

                                                 CLASS B
                                                 -------
11/19/96-4/30/97...   12.44     (0.48)      14,123        2.80            0.31         14         0.0175

                                                 CLASS C
                                                 -------
3/06/97-4/30/97....   12.45     (1.19)       1,095        2.80            1.39         14         0.0175

------------------------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load

(3) Annualized

(4) Net of the following expense reimbursements (based on average net assets):

    Aggressive Growth A......  .22%
    Aggressive Growth B......  .35%
    Aggressive Growth C...... 2.14%
    Mid-Cap Growth A.........  .28%
    Mid-Cap Growth B.........  .44%
    Mid-Cap Growth C......... 3.16%
    Value A..................  .26%
    Value B..................  .36%
    Value C.................. 1.67%
    International Equity A...  .35%
    International Equity B...  .53%
    International Equity C... 3.22%

(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.
See Notes to Financial Statements

6
[STYLE SELECT SERIES(SM) LOGO]

AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--83.6%
AEROSPACE & MILITARY TECHNOLOGY--3.0%
  Boeing Co............................................     5,150    $   507,919
  DONCASTERS PLC ADR+(1)...............................     7,600        171,000
  Gulfstream Aerospace Corp.+..........................     6,000        153,000
  REMEC, Inc.+.........................................    25,500        554,625
  Tracor, Inc.+........................................   129,000        129,000
                                                                     -----------
                                                                       1,515,544
                                                                     -----------
APPAREL & TEXTILES--2.4%
  Authentic Fitness Corp...............................    15,000        217,500
  Goody's Family Clothing, Inc.+.......................     5,000         87,500
  NIKE, Inc. Class B...................................     5,075        285,469
  Pacific Sunwear of California+.......................     5,000        156,250
  Wolverine World Wide, Inc............................    11,450        460,862
                                                                     -----------
                                                                       1,207,581
                                                                     -----------
BANKS--8.8%
  Bank United Corp. Class A............................     4,500        136,125
  BankAmerica Corp.....................................     8,900      1,040,188
  Chase Manhattan Corp.................................     1,925        178,303
  Citicorp.............................................     7,000        788,375
  City National Corp...................................     5,600        128,100
  Cullen Frost Bankers, Inc............................     3,600        124,650
  First American Corp..................................     5,600        365,400
  First Security Corp..................................     3,800        134,425
  Hamilton Bancorp, Inc.+..............................    20,000        380,000
  Long Island Bancorp, Inc.............................     4,500        151,875
  Wells Fargo & Co.....................................     4,000      1,067,000
                                                                     -----------
                                                                       4,494,441
                                                                     -----------
BROADCASTING & MEDIA--3.2%
  Applied Graphics Technologies, Inc.+.................     5,000        148,125
  Central European Media Entertainment Light Ltd.,
    Class A+...........................................     4,100        115,825
  DeVry, Inc.+.........................................     6,100        134,200
  Harte Hanks Communications Co........................     4,700        128,075
  Heftel Broadcasting Corp. Class A+...................     3,100        153,450

  Houghton Mifflin Co..................................     2,500        140,312
  ITT Educational Services, Inc.+......................     5,900        134,225
  Mecklermedia Corp.+..................................    20,000        510,000
  Paging Network, Inc.+................................     6,800         47,388
  Wiley (John) & Sons, Inc. Class A....................     4,500        135,562
                                                                     -----------
                                                                       1,647,162
                                                                     -----------


                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
BUSINESS SERVICES--7.5%
  ADT Ltd.+............................................     5,100    $   139,613
  Allied Waste Industries, Inc.+.......................    16,800        186,900
  America Online, Inc.+................................    12,500        564,062
  Catalina Marketing Corp.+............................     1,500         47,250
  Chicago Bridge & Iron Co. NV+ .......................    10,000        171,250
  CHS Electronics, Inc.+...............................    11,000        206,250
  E*TRADE Group, Inc.+.................................     5,000         74,375
  Nabors Industries, Inc.+.............................    10,500        196,875
  Norrell Corp.........................................     5,400        142,425
  NPH, Inc.+...........................................     5,900        131,275
  Outdoor Systems, Inc.+...............................     5,250        144,375
  Philip Environmental, Inc.+..........................    10,000        157,500
  Quick Response Services, Inc.+.......................     3,200         86,400
  Robert Half International, Inc.+.....................     5,800        227,650
  Samsonite Corp.+.....................................    23,000        943,000
  Superior Services, Inc.+.............................     6,200        136,400
  USA Waste Services, Inc.+............................     4,000        131,000
  Waters Corp.+........................................     4,900        145,162
                                                                     -----------
                                                                       3,831,762
                                                                     -----------
CHEMICALS--0.3%
  Monsanto Co..........................................     4,100        175,275
                                                                     -----------
COMMUNICATION EQUIPMENT--1.1%
  Electronics For Imaging, Inc.+.......................     2,450         95,550
  QUALCOMM, Inc.+......................................     5,000        232,500
  Sterling Commerce, Inc.+.............................     5,300        137,138
  Tellabs, Inc.+.......................................     2,000         79,500
                                                                     -----------
                                                                         544,688
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--3.6%
  BISYS Group, Inc.+...................................     4,600        147,200
  Dell Computer Corp.+.................................    13,225      1,105,941
  International Business Machines Corp.................     1,000        160,750
  Miller (Herman), Inc.................................     6,200        199,950
  Quantum Corp.+.......................................     1,900         79,087

  Reynolds & Reynolds Co. Class A......................     6,800        141,100
                                                                     -----------
                                                                       1,834,028
                                                                     -----------

                                                                               7
                                                  [STYLE SELECT SERIES(SM) LOGO]

AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DRUGS--3.0%
  Lilly (Eli) & Co.....................................     3,725    $   327,334
  Merck & Co., Inc.....................................     2,225        201,362
  Pfizer, Inc..........................................     5,475        525,600
  Sepracor, Inc.+......................................     5,900        114,313
  Teva Pharmaceutical Industries Ltd. ADR(1)...........     7,000        351,750
                                                                     -----------
                                                                       1,520,359
                                                                     -----------

ELECTRICAL EQUIPMENT--0.6%
  Etec Systems, Inc.+..................................     4,400        126,500
  General Electric Co..................................     1,425        157,997
                                                                     -----------
                                                                         284,497
                                                                     -----------

ELECTRONICS--11.5%
  3D Labs, Inc., Ltd.+.................................    10,000        227,500
  Altera Corp.+........................................     8,800        435,600
  ANADIGICS, Inc.+.....................................     4,500        124,875
  Analog Devices, Inc.+................................    10,000        267,500
  Burr-Brown Corp.+....................................     7,800        230,100
  GaSonics International Corp.+........................    11,800        100,300
  Intel Corp...........................................     5,525        845,325
  Lam Research Corp.+..................................     3,300         95,700
  Lattice Semiconductor Corp.+.........................     2,400        134,100
  Linear Technology Corp...............................     5,000        250,000
  LSI Logic Corp.+.....................................     5,000        191,250
  Maxim Integrated Products, Inc.+.....................     9,400        494,675
  Micrel, Inc.+........................................     3,000        131,250
  Microchip Technology, Inc.+..........................     3,150         98,437
  Micron Technology, Inc...............................     5,000        176,250
  Motorola, Inc........................................     7,000        400,750

  Speedfam International, Inc.+........................     4,000         97,000
  Tencor Instruments+..................................     3,600        159,750
  Texas Instruments, Inc...............................     5,000        446,250
  Veeco Instruments, Inc.+.............................    11,000        343,750
  Vitesse Semiconductor Corp.+.........................    15,000        472,500
  Xilinx, Inc.+........................................     3,800        185,725
                                                                     -----------
                                                                       5,908,587
                                                                     -----------

ENERGY SERVICES--1.3%
  Global Industries Ltd.+..............................     6,000        124,500
  Petroleum Geo-Services A/S ADR+(1)...................     6,100        234,850
  Pride Petroleum Services, Inc.+......................    10,500        179,813
  Trico Marine Services, Inc.+.........................     3,600        126,900
                                                                     -----------
                                                                         666,063
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
ENERGY SOURCES--0.8%
  Brown (Tom), Inc.+...................................     7,700    $   138,600
  Chieftain International, Inc.+.......................     6,800        136,000
  Nuevo Energy Co.+....................................     1,400         48,125
  Texas Meridian Resources Corp.+......................     9,900        110,138
                                                                     -----------
                                                                         432,863
                                                                     -----------
FINANCIAL SERVICES--3.5%
  American Express Co..................................     6,050        398,544
  Edwards (A.G.), Inc..................................     5,000        175,000
  Legg Mason, Inc......................................     3,000        142,500
  Merrill Lynch & Co., Inc.............................     7,750        738,187
  Nationwide Financial Services, Inc. Class A+.........     5,100        135,150
  T. Rowe Price Associates, Inc........................     4,200        194,250
                                                                     -----------
                                                                       1,783,631
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--2.0%
  Anheuser-Busch Cos., Inc.............................     6,050        259,394
  Coca-Cola Co.........................................     4,300        273,587
  Coca-Cola Enterprises, Inc...........................       900         54,338
  Consolidated Cigar Holdings, Inc. Class A+...........     5,600        128,800
  Flowers Industries, Inc..............................     7,500        182,812
  General Cigar Holdings, Inc. Class A+................     5,000        118,125
                                                                     -----------
                                                                       1,017,056
                                                                     -----------
FOREST PRODUCTS--0.2%
  Consolidated Papers, Inc.............................     2,000        107,500

                                                                     -----------
HEALTH SERVICES--1.6%
  Gilead Sciences, Inc.+...............................     5,300        116,600
  Healthsource, Inc.+..................................     6,500        136,500
  MedPartners, Inc.+...................................     8,000        146,000
  Mid Atlantic Medical Services, Inc.+.................     9,900        117,563
  Oxford Health Plans, Inc.+...........................     4,575        300,806
                                                                     -----------
                                                                         817,469
                                                                     -----------

8
[STYLE SELECT SERIES(SM) LOGO]

AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HOUSEHOLD PRODUCTS--4.7%
  Alberto-Culver Co. Class A...........................     7,700    $   190,575
  Carson, Inc. Class A+................................    11,700         87,750
  Central Garden & Pet Co.+............................     7,500        149,063
  Corning, Inc.........................................    10,000        482,500
  Gillette Co..........................................     3,200        272,000
  Intimate Brands, Inc. Class A........................    10,000        186,250
  Libbey, Inc..........................................     4,200        130,200
  Procter & Gamble Co..................................     2,075        260,931
  Warner-Lambert Co....................................     6,375        624,750
                                                                     -----------
                                                                       2,384,019
                                                                     -----------

INSURANCE--1.2%
  American International Group, Inc....................       975        125,288
  Protective Life Corp.................................     5,000        221,250
  Provident Co., Inc...................................     5,000        279,375
                                                                     -----------
                                                                         625,913
                                                                     -----------

LEISURE & TOURISM--1.5%
  Doubletree Corp.+....................................     3,600        151,200
  La Quinta Inns, Inc..................................     6,000        131,250
  Premier Parks, Inc.+.................................     4,700        137,475
  Ryan's Family Steak Houses, Inc.+....................    29,000        250,125
  Vistana, Inc.+.......................................    11,900        113,050

                                                                     -----------
                                                                         783,100
                                                                     -----------

MACHINERY--1.1%
  ASM Lithography Holding NV+..........................     2,000        158,250
  Flanders Corp.+......................................     2,500         18,125
  Kulicke & Soffa Industries, Inc......................     5,000        139,375
  Minnesota Mining & Manufacturing Co..................     2,975        258,825
                                                                     -----------
                                                                         574,575
                                                                     -----------

MEDICAL PRODUCTS--0.9%
  Conceptus, Inc.+.....................................    11,200        109,200
  ESC Medical Systems Ltd.+............................     6,000        159,000
  Nitinol Medical Technologies, Inc.+..................     8,000         68,000
  SangStat Medical Corp.+..............................     6,000        102,000
                                                                     -----------
                                                                         438,200
                                                                     -----------

REAL ESTATE COMPANIES--0.2%
  U.S. Restaurant Properties Master LP.................     3,500         98,875
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT
  TRUSTS--0.4%
  CarrAmerica Realty Corp..............................     5,000    $   139,375
  Security Capital Pacific Trust.......................     3,800         86,450
                                                                     -----------
                                                                         225,825
                                                                     -----------
RETAIL--4.0%
  Borders Group, Inc.+.................................    10,600        225,250
  Footstar, Inc.+......................................    17,800        369,350
  Guitar Center, Inc.+.................................     5,000         70,000
  Home Depot, Inc......................................     4,375        253,750
  Mac Frugals Bargains
    Close-Outs, Inc.+..................................     4,800        140,400
  Payless ShoeSource, Inc.+............................     4,400        187,000
  Stride Rite Corp.....................................    25,000        343,750
  Warnaco Group, Inc. Class A..........................    10,000        285,000
  Wet Seal, Inc. Class A+..............................     6,200        151,900
                                                                     -----------
                                                                       2,026,400
                                                                     -----------
SOFTWARE--7.8%
  Baan Co. NV+.........................................    10,400        557,700

  BMC Software, Inc.+..................................     6,400        276,000
  Cisco Systems, Inc.+.................................     7,625        394,594
  Harbinger Corp.+.....................................     6,050        121,000
  Keane, Inc.+.........................................     3,000        139,125
  KLA Instruments Corp.+...............................     3,600        160,200
  Microsoft Corp.+.....................................     5,700        692,550
  National Instruments Corp.+..........................     5,600        169,400
  Peoplesoft, Inc.+....................................     7,600        316,350
  Rational Software Corp.+.............................     7,900        108,625
  Read-Rite Corp.+.....................................     5,000        129,375
  Storage Technology Corp.+............................     2,500         87,812
  Structural Dynamics Research Corp.+..................     7,200        150,300
  SunGard Data Systems, Inc.+..........................     3,800        168,625
  Synopsys, Inc.+......................................     4,745        151,247
  Transaction Systems Architects, Inc. Class A+........     5,000        148,125
  Veritas Software Corp.+..............................     5,000        168,125
  Zitel Corp.+.........................................     2,000         27,500
                                                                     -----------
                                                                       3,966,653
                                                                     -----------
TELECOMMUNICATIONS--2.6%
  Advanced Micro Devices, Inc.+........................     1,000         42,500
  Brooks Fiber Properties, Inc.+.......................     7,600        165,300
  Lucent Technologies, Inc.............................    16,975      1,003,647
  McLeod, Inc. Class A+................................     7,300        133,225
                                                                     -----------
                                                                       1,344,672
                                                                     -----------

                                                                               9
                                                  [STYLE SELECT SERIES(SM) LOGO]

AGGRESSIVE GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                   SHARES/WARRANTS/
                                                   PRINCIPAL AMOUNT     VALUE
               SECURITY DESCRIPTION                 (IN THOUSANDS)    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELEPHONE--1.0%
  Telecomunicacoes Brasileras SA ADR(1)...........       2,000       $   229,500
  Telefonica de Espana SA ADR(1)..................       1,000            77,000
  WorldCom, Inc.+.................................       9,040           215,830
                                                                     -----------
                                                                         522,330
                                                                     -----------
TRANSPORTATION--3.8%
  Caliber System, Inc.............................      25,000           743,750

  Coach USA, Inc.+................................       7,400           187,775
  Consolidated Freightways
    Corp.+........................................       4,000            43,500
  Consolidated Freightways, Inc...................       5,000           148,750
  Heartland Express, Inc.+........................       7,100           148,212
  M.S. Carriers, Inc.+............................       6,000           115,500
  Swift Transportation Co., Inc.+.................       4,900           139,650
  Team Rental Group, Inc.+........................       5,000           112,500
  Yellow Corp.+...................................      15,000           286,875
                                                                     -----------
                                                                       1,926,512
                                                                     -----------
TOTAL COMMON STOCK (cost $42,316,092).............                    42,705,580
                                                                     -----------
WARRANTS--0.4%+
ELECTRONICS--0.4%
  Intel Corp. 3/14/98
  (cost $217,500).................................       2,000           225,750
                                                                     -----------
TOTAL INVESTMENT SECURITIES--84.0%
  (cost $42,533,592)..............................                    42,931,330
                                                                     -----------
SHORT-TERM SECURITIES--10.3%
  Federal Home Loan
    Mortgage Discount Notes
    5.23% due 6/13/97.............................      $2,000         1,987,506
  Federal Home Loan
    Mortgage Discount Notes
    5.41% due 5/13/97.............................       2,000         1,996,393
  Avco Financial Services, Inc. 5.52% due
    5/14/97.......................................         500           498,850
  Household Finance Corp. 5.58% due 5/01/97.......         800           800,000
                                                                     -----------
TOTAL SHORT-TERM SECURITIES
  (cost $5,282,749)...............................                     5,282,749
                                                                     -----------


                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                SECURITY DESCRIPTION                 (IN THOUSANDS)   (NOTE 2)
--------------------------------------------------------------------------------
REPURCHASE
  AGREEMENTS--8.2%
  Agreement with State Street Bank and Trust Co.,
    bearing 5.30% dated 4/30/97 to be repurchased
    5/01/97 in the amount of $2,872,423
    collateralized by $2,925,000 U.S. Treasury Note
    5.25%, due 7/31/98 approximate aggregate value
    $2,933,047

    (cost $2,872,000)...............................     $2,872      $ 2,872,000
  Joint Repurchase Agreement
    Account (Note 2)
    (cost $1,332,000)...............................      1,332        1,332,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS (cost $4,204,000).......                   4,204,000
                                                                     -----------

TOTAL INVESTMENTS-- (cost $52,020,341)..............      102.5%      52,418,079
Liabilities in excess of other assets...............       (2.5)      (1,256,554)
                                                        -------      -----------

NET ASSETS--                                              100.0%     $51,161,525
                                                        -------      -----------
                                                        -------      -----------

------------------
+ Non-income producing security
(1) ADR ('American Depositary Receipt')
See Notes to Financial Statements

10
[STYLE SELECT SERIES(SM) LOGO]

MID-CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--85.3%
AEROSPACE & MILITARY TECHNOLOGY--0.5%
  BE Aerospace, Inc.+..................................     7,300    $   177,025
                                                                     -----------

APPAREL & TEXTILES--4.1%
  Burlington Coat Factory Warehouse+...................     3,600         68,400
  Danaher Corp. .......................................     9,900        446,737
  Finish Line, Inc. Class A+...........................     6,000         61,500
  Gucci Group NV.......................................     3,200        222,000
  Jones Apparel Group, Inc.+...........................     5,300        221,275
  Nautica Enterprises, Inc.+...........................     5,100        111,563
  Tommy Hilfiger Corp.+................................     4,100        162,975
  Warnaco Group, Inc.
    Class A............................................     9,200        262,200
                                                                     -----------
                                                                       1,556,650
                                                                     -----------

AUTOMOTIVE--0.7%
  Harley-Davidson, Inc. ...............................     2,500         98,750
  OEA, Inc. ...........................................     4,500        161,438
                                                                     -----------
                                                                         260,188
                                                                     -----------

BROADCASTING & MEDIA--5.5%
  360 Communications Co.+..............................     8,500        147,687
  Apollo Group, Inc.+..................................     5,900        158,562
  Cinar Films, Inc. Class B+...........................     5,700        128,250
  Clear Channel Communications, Inc.+..................     6,300        305,550
  Comcast Corp. Class A................................    17,900        281,925
  Heftel Broadcasting Corp. Class A+...................     3,400        168,300
  Imax Corp.+..........................................     4,400        156,200
  Metro Networks, Inc.+................................     5,700        144,638
  Palmer Wireless, Inc. Class A+.......................     6,000         69,750
  Scholastic Corp.+....................................     1,800         45,000
  TCI Satellite Entertainment, Inc. Class A+...........    14,980        112,350
  Tele-Communications Liberty Media Group+.............    16,550        310,312
  Vanguard Cellular Systems, Inc.......................     4,700         46,413
                                                                     -----------

                                                                       2,074,937
                                                                     -----------


                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
BUSINESS SERVICES--10.7%
  AccuStaff, Inc.+.....................................     9,800    $   178,850
  Adaptec, Inc.+.......................................     4,900        181,300
  ADT Ltd.+............................................     8,800        240,900
  Advo, Inc.+..........................................     2,500         30,313
  Catalina Marketing Corp.+............................     4,300        135,450
  Cintas Corp. ........................................     3,800        208,050
  Corporate Express, Inc.+.............................    10,800        105,300
  Corrections Corp.
    of America+........................................     9,100        296,887
  CUC International, Inc.+.............................     6,300        133,088
  Gartner Group, Inc.
    Class A+...........................................    13,900        364,875
  Interim Services, Inc.+..............................     5,600        217,000
  National Data Corp. .................................     3,600        135,000
  Paychex, Inc. .......................................     6,600        308,550
  Philip Environmental, Inc.+..........................    10,000        157,500
  Republic Industries, Inc.+...........................     9,800        242,550
  Samsonite Corp.+.....................................     2,400         98,400
  Scopus Technology, Inc.+.............................     3,900        103,350
  Solectron Corp.+.....................................     2,500        143,437
  TeleTech Holdings, Inc.+.............................     4,500         78,188
  Ticketmaster Group, Inc.+............................     5,600         65,800
  U.S. Filter Corp.+...................................     4,500        136,687
  United Waste Systems, Inc.+..........................     3,800        127,775
  USA Waste Services, Inc.+............................     9,600        314,400
                                                                     -----------
                                                                       4,003,650
                                                                     -----------
CHEMICALS--0.7%
  Great Lakes Chemical Corp. ..........................     2,100         88,988
  Polymer Group, Inc. .................................     3,400         43,350
  Zoltek Cos., Inc.+...................................     4,000        114,500
                                                                     -----------
                                                                         246,838
                                                                     -----------
COMMUNICATION EQUIPMENT--4.8%
  ADC Telecommunications, Inc.+........................     7,200        187,200
  Ascend Communications, Inc.+.........................     2,400        109,800
  Cascade Communicationse Co.+.........................     2,800         87,850
  CIENA Corp.+.........................................     2,200         68,750
  Cox Communications, Inc. Class A+....................     6,000        117,000
  FORE Systems, Inc.+..................................     3,100         47,275
  Loral Space & Communications Corp.+..................    13,700        200,362
  QUALCOMM, Inc.+......................................     1,600         74,400


                                                                              11
                                                  [STYLE SELECT SERIES(SM) LOGO]

MID-CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
  Tellabs, Inc.+.......................................    12,200    $   484,950
  U.S. Robotics Corp.+.................................     5,900        297,950
  Univision Communications, Inc. Class A+..............     4,100        139,400
                                                                     -----------
                                                                       1,814,937
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--2.7%
  BDM International, Inc.+.............................     6,100        141,825
  Checkfree Corp.+.....................................     5,000         69,375
  Dell Computer Corp.+.................................     1,700        142,163
  Gateway 2000, Inc.+..................................     4,800        262,800
  Hutchinson Technology, Inc.+.........................     3,700         99,900
  Ikon Office Solutions, Inc. .........................     7,700        206,937
  Security Dynamics Technologies, Inc.+................     3,100         78,275
                                                                     -----------
                                                                       1,001,275
                                                                     -----------
DRUGS--2.0%
  BioChem Pharma, Inc.+................................     5,200         92,950
  Biogen, Inc.+........................................     4,600        147,200
  Centocor, Inc.+......................................     2,800         78,750
  Dura Pharmaceuticals, Inc.+..........................     4,700        136,300
  Jones Medical Industries, Inc........................     6,100        215,787
  PathoGenesis Corp.+..................................     2,700         70,200
                                                                     -----------
                                                                         741,187
                                                                     -----------
ELECTRONICS--4.6%
  Altera Corp.+........................................    10,000        495,000
  Analog Devices, Inc.+................................     4,566        122,140
  Cadence Design Systems, Inc.+........................     3,100         99,200
  Kulicke & Soffa Industries, Inc......................     3,900        108,713
  Lattice Semiconductor Corp.+.........................     1,100         61,463
  Linear Technology Corp. .............................     4,300        215,000
  Macrovision Corp.+...................................     4,100         45,613
  Maxim Integrated Products, Inc.......................     2,500        131,562
  Teleflex, Inc. ......................................     3,300        190,575

  Uniphase Corp.+......................................     3,400        133,450
  Xilinx, Inc.+........................................     2,500        122,187
                                                                     -----------
                                                                       1,724,903
                                                                     -----------
ENERGY SERVICES--2.7%
  Camco International, Inc. ...........................     4,500        199,687
  Cooper Cameron Corp.+................................     2,200        156,750
  Global Marine, Inc.+.................................    13,200        265,650
  Tidewater, Inc.+.....................................     6,200        248,775
  Weatherford Enterra, Inc.+...........................     4,000        127,000
                                                                     -----------
                                                                         997,862
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
ENERGY SOURCES--0.7%
  Chesapeake Energy Corp.+.............................     7,800    $   117,975
  United Meridian Corp.+...............................     4,500        127,688
                                                                     -----------
                                                                         245,663
                                                                     -----------
FINANCIAL SERVICES--3.0%
  Charles Schwab Corp. ................................     4,900        179,463
  Franklin Resources, Inc. ............................     3,350        198,069
  Mercury Finance Co. .................................     6,000          9,750
  Money Store, Inc. ...................................    18,300        393,450
  Nationwide Financial Services, Inc. Class A+.........     5,200        137,800
  Sirrom Capital Corp. ................................     6,100        189,862
                                                                     -----------
                                                                       1,108,394
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--1.3%
  Consolidated Cigar Holdings, Inc. Class A+...........     3,200         73,600
  JP Foodservice, Inc.+................................     7,500        209,063
  Robert Mondavi Corp.+................................     5,200        193,700
                                                                     -----------
                                                                         476,363
                                                                     -----------
FOREST PRODUCTS--0.7%
  American Pad & Paper Co.+............................     7,400        110,075
  Sealed Air Corp. ....................................     3,300        152,625
                                                                     -----------
                                                                         262,700
                                                                     -----------
HEALTH SERVICES--8.7%
  Apria Healthcare Group, Inc.+........................     5,100         86,063
  Covance, Inc.+.......................................     8,400        123,900
  HBO & Co. ...........................................     9,300        496,387
  Health Management Associates, Inc.+..................    17,400        465,450

  HEALTHSOUTH Corp.+...................................    11,000        217,250
  Lincare Holdings, Inc.+..............................     8,100        313,875
  Orthodontic Centers of America, Inc.+................     7,900         93,813
  Oxford Health Plans, Inc.+...........................     4,800        315,600
  Pacificare Health Systems, Inc. Class B+.............     1,600        128,200
  Pediatrix Medical Group+.............................     2,100         69,300
  PhyCor, Inc.+........................................     8,400        222,600
  Quest Diagnostics, Inc.+.............................     8,400        148,050

12
[STYLE SELECT SERIES(SM) LOGO]

MID-CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HEALTH SERVICES (CONTINUED)
  Quintiles Transnational Corp.+ ......................     3,800    $   192,850
  Quorum Health Group, Inc.+...........................     6,100        188,337
  Total Renal Care Holdings, Inc.+.....................     2,400         77,100
  Vivra, Inc.+.........................................     5,000        129,375
                                                                     -----------
                                                                       3,268,150
                                                                     -----------

HOUSEHOLD PRODUCTS--1.0%
  Blyth Industries, Inc.+..............................     2,800        110,600
  Estee Lauder Cos., Inc. Class A......................     3,900        178,425
  Rexall Sundown, Inc.+................................     5,300        105,338
                                                                     -----------
                                                                         394,363
                                                                     -----------

INSURANCE--1.5%
  Ace Ltd. ............................................     4,200        252,000
  PartnerRe Ltd. ......................................     5,600        188,300
  PMI Group, Inc. .....................................     2,200        112,475
                                                                     -----------
                                                                         552,775
                                                                     -----------

LEISURE & TOURISM--4.3%
  Boston Chicken, Inc.+................................    17,400        413,250
  Callaway Golf Co. ...................................     3,200         95,600
  CKE Restaurants, Inc. ...............................     2,800         54,950
  HFS, Inc.+...........................................     5,600        331,800

  La Quinta Inns, Inc. ................................     9,800        214,375
  Landry's Seafood Restaurants, Inc.+..................     3,400         47,600
  Outback Steakhouse, Inc.+............................     5,600        109,900
  Premier Parks, Inc.+.................................     3,100         90,675
  Royal Caribbean Cruises Ltd..........................     5,000        159,375
  Vail Resorts, Inc.+..................................     4,300         87,612
                                                                     -----------
                                                                       1,605,137
                                                                     -----------

MACHINERY--0.8%
  MSC Industrial Direct Co., Inc. Class A+.............     3,500        107,625
  Smith International, Inc.+...........................     4,200        198,975
                                                                     -----------
                                                                         306,600
                                                                     -----------

MEDICAL PRODUCTS--1.8%
  Cardinal Health, Inc. ...............................     6,700        356,775
  Gilead Sciences, Inc.+...............................     5,600        123,200
  Sybron International Corp.+..........................     5,700        189,525
                                                                     -----------
                                                                         669,500
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
METALS & MINERALS--1.6%
  Battle Mountain Gold Co. ............................    21,300    $   122,475
  Cambior, Inc. .......................................    10,100        121,200
  TriMas Corp. ........................................     9,800        241,325
  TVX Gold, Inc.+......................................    20,400        114,750
                                                                     -----------
                                                                         599,750
                                                                     -----------
REAL ESTATE COMPANIES--0.2%
  Security Capital US Realty+..........................     5,500         81,950
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS--0.3%
  Security Capital Industrial Trust....................     6,200        124,775
                                                                     -----------
RETAIL--7.1%
  Bed Bath & Beyond, Inc.+.............................     8,400        228,900
  Borders Group, Inc.+.................................     9,500        201,875
  CDW Computer Centers, Inc.+..........................     2,100         99,488
  Circuit City Stores-Circuit City Group...............     5,000        198,125
  CompUSA, Inc.+.......................................     8,000        154,000
  Costco Cos., Inc.+...................................     5,000        144,375
  CVS Corp. ...........................................     4,400        218,350
  Eagle Hardware & Garden, Inc.+.......................     5,500        101,750
  Fastenal Co. ........................................     2,000         77,250

  General Nutrition Cos., Inc.+........................    10,100        215,887
  Gymboree Corp.+......................................     7,000        193,375
  Just For Feet, Inc.+.................................     4,600         73,025
  Kohl's Corp.+........................................     3,400        166,175
  Richfood Holdings, Inc. .............................     8,100        165,037
  Staples, Inc.+.......................................     8,300        149,400
  Tiffany & Co. .......................................     2,700        106,988
  Waban, Inc.+.........................................     5,600        149,800
                                                                     -----------
                                                                       2,643,800
                                                                     -----------
SOFTWARE--9.7%
  Affiliated Computer Services, Inc.+..................     5,900        153,400
  BEA Systems, Inc.+...................................     5,800         34,800
  BMC Software, Inc.+..................................    12,800        552,000
  DST Systems, Inc.+...................................     5,000        141,875
  Electronics For Imaging, Inc.+.......................     9,900        386,100
  Fiserv, Inc.+........................................     5,300        198,750
  HNC Software, Inc.+..................................     3,900        103,350
  Intuit, Inc.+........................................     2,600         57,525
  McAfee Associates, Inc.+.............................     8,700        483,937
  Network General Corp.+...............................     5,800         79,750
  Parametric Technology Corp.+.........................     3,700        166,962
  Peoplesoft, Inc.+....................................     9,600        399,600
  Platinum Technology, Inc.+...........................     4,300         51,600
  Sapient Corp.+.......................................     2,800         98,000
  SeaChange International, Inc.+.......................     3,600         69,750

                                                                              13
                                                  [STYLE SELECT SERIES(SM) LOGO]

MID-CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE (CONTINUED)
  Sterling Commerce, Inc.+.............................     2,800    $    72,450
  SunGard Data Systems, Inc.+..........................     3,600        159,750
  Synopsys, Inc.+......................................     3,900        124,313
  Viasoft, Inc.+.......................................     1,400         59,150
  Visio Corp.+.........................................     3,000        150,000
  Wind River Systems+..................................     3,750         86,250
                                                                     -----------
                                                                       3,629,312
                                                                     -----------


TELECOMMUNICATIONS--3.0%
  Advanced Fibre Communications+.......................     2,600        103,675
  Aerial Communications, Inc.+.........................     5,000         24,375
  Aspect Telecommunications Corp.+.....................     3,400         59,925
  Globalstar Telecommunications Ltd.+..................     6,154        324,623
  Millicom International Cellular SA+..................     4,700        213,850
  PairGain Technologies, Inc.+.........................     8,700        225,113
  Tel-Save Holdings, Inc.+.............................     4,400         61,600
  Vitesse Semiconductor Corp.+.........................     4,000        126,000
                                                                     -----------
                                                                       1,139,161
                                                                     -----------

TELEPHONE--0.6%
  WorldCom, Inc.+......................................     9,980        238,273
                                                                     -----------

TOTAL INVESTMENT SECURITIES--85.3%
  (cost $34,071,753).............................................     31,946,118
                                                                     -----------


                                                     PRINCIPAL
                                                       AMOUNT           VALUE
              SECURITY DESCRIPTION                 (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES--14.4%
  Cayman Island Time Deposit
    4.50% due 5/01/97 ..........................       $3,851        $ 3,851,000
  Federal Home Loan Mortgage Discount Notes
    5.35% due 5/12/97 ..........................        1,244          1,241,966
  Federal Home Loan Mortgage Discount Notes
    5.36% due 5/07/97 ..........................           56             55,950
  United States Treasury Bills
    4.98% due 6/05/97 ..........................           94             93,545
  United States Treasury Bills
    5.00% due 5/01/97 ..........................           73             73,000
  United States Treasury Bills
    5.02% due 5/01/97 ..........................           20             20,000
  United States Treasury Bills
    5.02% due 6/05/97 ..........................           57             56,722
                                                                     -----------
TOTAL SHORT-TERM SECURITIES
  (cost $5,392,183).............................                       5,392,183
                                                                     -----------
TOTAL INVESTMENTS--
  (cost $39,463,936)............................         99.7%        37,338,301
Other assets less liabilities...................          0.3            122,566
                                                      -------        -----------
NET ASSETS--                                            100.0%       $37,460,867

                                                      -------        -----------
                                                      -------        -----------

------------------

+ Non-income producing security

See Notes to Financial Statements

14
[STYLE SELECT SERIES(SM) LOGO]

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited)

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--89.6%
AEROSPACE & MILITARY TECHNOLOGY--1.0%
  Boeing Co. ........................................       2,900    $   286,013
  LucasVarity PLC ADR+(1)............................       3,800        114,000
  Sundstrand Corp. ..................................       4,700        229,125
                                                                     -----------
                                                                         629,138
                                                                     -----------
APPAREL & TEXTILES--1.0%
  Burlington Industries, Inc.+ ......................      42,400        434,600
  NIKE, Inc. Class B.................................       3,100        174,375
                                                                     -----------
                                                                         608,975
                                                                     -----------
AUTOMOTIVE--6.0%
  Borg-Warner Automotive, Inc. ......................      10,050        422,100
  Chrysler Corp. ....................................      28,850        865,500
  Cummins Engine, Inc. ..............................       8,200        460,225
  Ford Motor Co. ....................................      12,650        439,587
  General Motors Corp. ..............................      14,050        813,144
  Goodyear Tire & Rubber Co. ........................      15,400        810,425
                                                                     -----------
                                                                       3,810,981
                                                                     -----------
BANKS--8.0%
  Banc One Corp. ....................................       4,600        194,925
  BankAmerica Corp. .................................       3,600        420,750
  Barnett Banks, Inc. ...............................       2,700        131,963
  Chase Manhattan Corp. .............................       5,100        472,387
  Citicorp...........................................       7,700        867,212
  First Bank System, Inc. ...........................       3,900        299,325
  Golden West Financial Corp.+ ......................       2,200        143,000
  KeyCorp. ..........................................       8,700        453,487
  Mellon Bank Corp. .................................       5,600        465,500
  National Bank Canada Montreal Quebec...............      40,300        470,215
  Northern Trust Corp. ..............................      10,900        485,050
  TCF Financial Corp. ...............................       1,300         53,138
  Wells Fargo & Co. .................................       2,300        613,525
                                                                     -----------
                                                                       5,070,477
                                                                     -----------

BROADCASTING & MEDIA--3.2%
  360 Communications Co.+............................       8,700        151,162
  Comcast Corp. Class A..............................      15,500        244,125
  Evergreen Media Corp. Class A+.....................      12,000        387,000
  Gannett Co., Inc. .................................       2,800        244,300
  Knight Ridder, Inc. ...............................       9,100        353,762
  News Corp., Ltd. ADR(1)............................       7,900        119,488
  Scripps Howard, Inc. Class A.......................       4,000        152,000
  Time Warner, Inc. .................................       5,600        252,000
  Tribune Co. .......................................       2,600        114,075
                                                                     -----------
                                                                       2,017,912
                                                                     -----------


                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 2)
--------------------------------------------------------------------------------
BUSINESS SERVICES--2.7%
  ACNielson Corp.+ ..................................      11,000    $   165,000
  Federal Express Corp.+ ............................       8,150        439,081
  Fluor Corp. .......................................       2,600        143,000
  Halliburton Co. ...................................       7,400        522,625
  Owens Corning Co. .................................      11,050        447,525
                                                                     -----------
                                                                       1,717,231
                                                                     -----------
CHEMICALS--3.4%
  Cabot Corp. .......................................      13,500        297,000
  Cyprus Amax Minerals Co. ..........................      18,400        411,700
  du Pont (E.I.) de Nemours & Co. ...................       2,500        265,312
  IMC Global, Inc. ..................................       5,100        188,063
  Morton International, Inc. ........................      10,500        439,687
  Raychem Corp. .....................................       4,000        258,000
  W.R. Grace & Co. ..................................       5,500        286,000
                                                                     -----------
                                                                       2,145,762
                                                                     -----------
COMMUNICATION
  EQUIPMENT--1.6%
  AirTouch Communications, Inc.+ ....................      20,900        532,950
  SBC Communications, Inc. ..........................       8,650        480,075
                                                                     -----------
                                                                       1,013,025
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--4.7%
  3Com Corp.+ .......................................       4,100        118,900
  Cabletron Systems, Inc.+ ..........................       6,600        227,700
  Compaq Computer Corp.+ ............................       4,500        384,187
  Hewlett-Packard Co. ...............................      13,100        687,750
  International Business Machines Corp. .............       5,300        851,975
  Komag, Inc.+ ......................................      13,700        381,887

  Western Digital Corp.+ ............................       5,300        326,613
                                                                     -----------
                                                                       2,979,012
                                                                     -----------
DRUGS--1.7%
  Bristol-Myers Squibb Co. ..........................       2,000        131,000
  Lilly (Eli) & Co. .................................       1,300        114,237
  Merck & Co., Inc. .................................         700         63,350
  Novartis AG ADR(1).................................       8,059        531,090
  Pfizer, Inc. ......................................       2,700        259,200
                                                                     -----------
                                                                       1,098,877
                                                                     -----------
ELECTRIC UTILITIES--0.7%
  Northeast Utilities System+........................      52,500        433,125
                                                                     -----------

                                                                              15
                                                  [STYLE SELECT SERIES(SM) LOGO]

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRICAL EQUIPMENT--0.6%
  General Electric Co. ..............................         200    $    22,175
  Harman International Industries, Inc.+ ............       8,300        317,475
  Molex, Inc. .......................................         750         23,156
                                                                     -----------
                                                                         362,806
                                                                     -----------

ELECTRONICS--6.4%
  Analog Devices, Inc.+ .............................      11,800        315,650
  Applied Materials, Inc.+ ..........................       4,950        271,013
  Avnet, Inc. .......................................       7,450        453,519
  Intel Corp. .......................................       4,400        673,200
  KLA Instruments Corp.+ ............................       6,300        280,350
  Millipore Corp. ...................................       6,600        249,150
  Motorola, Inc. ....................................       3,100        177,475
  NCR Corp.+ ........................................           6            174
  Novellus Systems, Inc.+ ...........................       2,000        114,500
  Philips Electronics NV ADR(1)......................       9,050        484,175
  Seagate Technology, Inc.+ .........................       7,000        321,125
  Tektronix, Inc. ...................................       8,300        449,237
  Texas Instruments, Inc. ...........................       3,200        285,600

                                                                     -----------
                                                                       4,075,168
                                                                     -----------

ENERGY SERVICES--2.9%
  Burlington Resources, Inc. ........................       7,100        300,862
  Chevron Corp. .....................................         200         13,700
  Cooper Cameron Corp.+ .............................       2,700        192,375
  Energy Ventures, Inc. .............................       2,300        153,813
  Exxon Corp. .......................................         700         39,638
  Falcon Drilling, Inc.+ ............................         600         22,950
  Reading & Bates Corp.+ ............................      18,300        409,462
  Schlumberger Ltd...................................       2,200        243,650
  YPF Sociedad Anonima ADR(1)........................      15,750        435,094
                                                                     -----------
                                                                       1,811,544
                                                                     -----------

ENERGY SOURCES--3.6%
  Atlantic Richfield Co. ............................       3,350        456,019
  Noble Affiliates, Inc. ............................       6,300        225,225
  Repsol SA ADR(1)...................................      10,300        431,312
  Tosco Corp.........................................         500         14,813
  Triton Energy Ltd. Class A+........................       9,400        345,450
  Ultramar Diamond Shamrock Co. .....................      14,000        449,750
  Union Pacific Resources Group, Inc. ...............      13,600        368,900
                                                                     -----------
                                                                       2,291,469
                                                                     -----------

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 2)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--6.9%
  American Express Co. ..............................      13,600    $   895,900
  Capital One Financial Corp. .......................       5,700        205,913
  Countrywide Credit
    Industries, Inc. ................................       3,400         92,225
  Dean Witter, Discover & Co. .......................       6,800        260,100
  Donaldson Lufkin & Jenrette, Inc. .................       4,000        172,500
  Federal Home Loan Mortgage Corp. ..................      10,000        318,750
  Morgan (J.P.) & Co., Inc. .........................       2,400        244,500
  Morgan Stanley Asia-Pacific Fund+..................      11,900        116,025
  Morgan Stanley Group, Inc. ........................      12,450        785,906
  Paine Webber Group, Inc. ..........................      13,400        455,600
  State Street Corp. ................................       3,500        275,625
  Travelers Group, Inc. .............................       9,800        542,675
                                                                     -----------
                                                                       4,365,719
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--4.3%
  Archer-Daniels-Midland Co. ........................      13,900        255,413

  Coca-Cola Co. .....................................       3,200        203,600
  IBP, Inc. .........................................      28,750        682,812
  Nestle SA ADR(1)...................................       2,700        164,004
  Philip Morris Cos., Inc. ..........................      28,700      1,130,062
  RJR Nabisco Holdings Corp. ........................       6,800        202,300
  Tyson Foods, Inc. Class A..........................       3,400         67,150
                                                                     -----------
                                                                       2,705,341
                                                                     -----------
FOREST PRODUCTS--2.8%
  Asia Pulp & Paper Ltd. ADR+(1).....................      36,400        486,850
  Fort Howard Corp.+ ................................      12,200        417,850
  Jefferson Smurfit Corp.+ ..........................       3,100         40,300
  Mead Corp. ........................................       4,900        275,013
  Owens Illinois, Inc.+ .............................      17,200        464,400
  Temple-Inland, Inc. ...............................       1,400         77,700
                                                                     -----------
                                                                       1,762,113
                                                                     -----------
HEALTH SERVICES--0.3%
  Columbia/HCA Healthcare Corp. .....................       5,100        178,500
                                                                     -----------
HOUSEHOLD PRODUCTS--1.3%
  Kimberly-Clark Corp. ..............................       1,300         66,625
  Singer Co., Inc.+ .................................      22,800        421,800
  Tupperware Corp. ..................................      10,700        355,775
                                                                     -----------
                                                                         844,200
                                                                     -----------
HOUSING--0.7%
  Masco Corp. .......................................      11,700        441,675
                                                                     -----------

16
[STYLE SELECT SERIES(SM) LOGO]

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INSURANCE--7.8%
  20th Century Industries............................       4,400    $    78,100
  Allstate Corp.+ ...................................       9,500        622,250
  American International Group, Inc. ................       1,300        167,050
  Berkley (W.R.) Corp. ..............................      13,100        641,900
  Chubb Corp. .......................................       5,500        317,625

  Equitable Cos., Inc. ..............................       4,600        134,550
  EXEL Ltd...........................................       7,500        292,500
  General Reinsurance Group..........................       2,400        401,400
  LaSalle Reinsurance Holdings Ltd...................      15,100        419,025
  NAC Reinsurance Corp. .............................       1,100         42,625
  Old Republic International Corp. ..................      15,800        446,350
  Progressive Corp. .................................      13,600      1,035,300
  Transatlantic Holdings, Inc. ......................       2,700        223,425
  UNUM Corp. ........................................       1,100         84,700
                                                                     -----------
                                                                       4,906,800
                                                                     -----------
LEISURE & TOURISM--4.0%
  Continental Airlines, Inc. Class B+................       9,600        304,800
  Disney (Walt) Co. .................................       1,600        131,200
  Host Marriott Corp.+ ..............................      25,100        436,112
  La Quinta Inns, Inc. ..............................       6,300        137,813
  McDonald's Corp. ..................................      17,800        954,525
  Mirage Resorts, Inc.+ .............................      21,500        432,687
  Royal Caribbean Cruises Ltd........................       4,600        146,625
                                                                     -----------
                                                                       2,543,762
                                                                     -----------
MACHINERY--1.1%
  New Holland NV+....................................      19,650        434,756
  Smith International, Inc.+ ........................       5,500        260,563
                                                                     -----------
                                                                         695,319
                                                                     -----------
MEDICAL PRODUCTS--0.4%
  Allegiance Corp. ..................................       5,600        123,900
  Johnson & Johnson Co. .............................       1,700        104,125
                                                                     -----------
                                                                         228,025
                                                                     -----------
METALS & MINERALS--3.7%
  AK Steel Holding Corp. ............................       8,800        319,000
  Carpenter Technology Corp. ........................      11,150        452,969
  Lafarge Corp. .....................................      18,550        449,837
  Martin Marietta Materials,
    Inc. ............................................       9,200        250,700
  Southdown, Inc. ...................................      11,900        429,888
  UCAR International, Inc.+ .........................      10,200        428,400
                                                                     -----------
                                                                       2,330,794
                                                                     -----------

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 2)
--------------------------------------------------------------------------------
MULTI-INDUSTRY--0.6%
  Cooper Industries, Inc. ...........................       5,100    $   234,600

  Tenneco, Inc. .....................................       4,200        167,475
                                                                     -----------
                                                                         402,075
                                                                     -----------
REAL ESTATE INVESTMENT
  TRUSTS--0.8%
  Crescent Real Estate Equities......................       9,900        259,875
  Federal Realty Investment Trust....................       1,400         36,050
  Kimco Realty Corp.+ ...............................         300          9,338
  Mid Atlantic Realty Trust..........................         800          8,900
  Saul Centers, Inc. ................................         800         12,500
  United Dominion Realty Trust, Inc. ................       1,500         20,625
  Vornado Realty Trust...............................       2,200        139,975
  Weingarten Realty Investors........................         500         21,312
                                                                     -----------
                                                                         508,575
                                                                     -----------
RETAIL--2.7%
  Costco Cos., Inc.+ ................................      12,800        369,600
  Harcourt General, Inc. ............................       8,800        407,000
  Home Depot, Inc. ..................................       4,900        284,200
  May Department Stores Co. .........................       9,350        432,438
  Wal-Mart Stores, Inc. .............................       8,600        242,950
                                                                     -----------
                                                                       1,736,188
                                                                     -----------
SOFTWARE--0.5%
  Autodesk, Inc. ....................................       8,700        309,938
                                                                     -----------
TELECOMMUNICATIONS--1.0%
  AT&T Corp. ........................................      14,500        485,750
  Globalstar Telecommunications Ltd.+................         311         16,405
  Lucent Technologies, Inc. .........................         100          5,913
  Tele-Communications
    International, Inc.
    Series A+........................................       8,000        103,000
                                                                     -----------
                                                                         611,068
                                                                     -----------
TRANSPORTATION--3.2%
  Burlington Northern
    Santa Fe ........................................      15,350      1,208,812
  Illinois Central Corp. ............................       2,500         83,125
  Kansas City Southern Industries, Inc. .............       4,100        211,150
  Tidewater, Inc.+ ..................................       7,400        296,925
  Union Pacific Corp. ...............................       3,600        229,500
                                                                     -----------
                                                                       2,029,512
                                                                     -----------
TOTAL COMMON STOCK
  (cost $54,483,460).................................                 56,665,106
                                                                     -----------

                                                                              17
                                                  [STYLE SELECT SERIES(SM) LOGO]

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)


                                                                        VALUE
               SECURITY DESCRIPTION                     SHARES        (NOTE 2)
--------------------------------------------------------------------------------
PREFERRED STOCK--0.1%
BANKS--0.0%
  Banc One Corp. Series C+ 3.50%..................        200        $    16,100
                                                                     -----------
COMMUNICATION
  EQUIPMENT--0.1%
  AirTouch Communications, Inc. Class B 6.00%.....        600             16,725
  AirTouch Communications, Inc. Class C 4.25%.....        400             18,200
                                                                     -----------
                                                                          34,925
                                                                     -----------
TOTAL PREFERRED STOCK
  (cost $51,047)..................................                        51,025
                                                                     -----------
TOTAL INVESTMENT SECURITIES--89.7%
  (cost $54,534,507)..............................                    56,716,131
                                                                     -----------

                                                    PRINCIPAL
                                                      AMOUNT          VALUE
              SECURITY DESCRIPTION                (IN THOUSANDS)    (NOTE 2)
------------------------------------------------------------------------------
SHORT-TERM
  SECURITIES--9.4%
  Cayman Island Time Deposit
    4.50% due 5/01/97...........................      $3,602       $ 3,602,000
  Federal Home Loan Mortgage Discount Notes
    5.28% due 5/01/97...........................       2,315         2,315,000
                                                                   -----------
TOTAL SHORT-TERM SECURITIES
  (cost $5,917,000).............................                     5,917,000
                                                                   -----------
REPURCHASE
  AGREEMENT--1.0%
  Agreement with State Street
    Bank and Trust Co., bearing

    2.00%, dated 4/30/97 to be
    repurchased 5/01/97 in the
    amount of $665,037
    collaterized by $685,000
    U.S. Treasury Note 5.875%,
    due 10/31/98 approximate
    aggregate value $681,789
    (cost $665,000).............................         665           665,000
                                                                   -----------
TOTAL INVESTMENTS--
  (cost $61,116,507)............................       100.1%       63,298,131
Liabilities in excess of other assets...........        (0.1)          (91,070)
                                                     -------       -----------
NET ASSETS--                                           100.0%      $63,207,061
                                                     -------       -----------
                                                     -------       -----------

------------------
+ Non-income producing security
(1) ADR ('American Depositary Receipt')

See Notes to Financial Statements

18
[STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK--83.8%
ARGENTINA--1.2%
  Banco Frances del Rio de la
    Plata SA ADR(1) (Finance)..............................     560  $    17,010
  Perez Companies SA
    (Multi-industry).......................................   2,550       20,683
  Telefonica de Argentina SA ADR(1) (Utilities)............   4,620      153,615
  YPF Sociedad Anonima ADR(1)
    (Energy)...............................................   9,640      266,305
                                                                     -----------
                                                                         457,613
                                                                     -----------
AUSTRALIA--4.9%
  AAPC Ltd.
    (Information & Entertainment).......................... 837,600      509,497
  Australia & New Zealand
    Banking Group Ltd. (Finance)...........................   2,000       12,774
  Australian Gas Light Co., Ltd.
    (Utilities)............................................   3,000       17,196
  Broken Hill Proprietary Co., Ltd. (Materials)............   2,000       28,199
  Coca-Cola Amatil Ltd.
    (Consumer Staples).....................................  18,000      205,772
  Commonwealth Instalment
    Receipt Trustee Ltd. (Finance).........................   2,000       14,973
  David Jones Ltd.
    (Consumer Discretionary)...............................   8,400       11,005
  FAI Insurances Ltd. (Finance)............................ 275,073      135,145
  Lend Lease Corp., Ltd. (Finance).........................   1,000       19,138
  National Australia Bank Ltd.
    (Finance)..............................................   7,200       98,542
  News Corp., Ltd.
    (Information & Entertainment)..........................   3,000       13,827
  Normandy Mining Ltd. (Energy)............................ 162,366      198,795
  Publishing & Broadcasting Ltd.
    (Information & Entertainment)..........................  35,000      184,785
  St. George Bank Ltd.
    (Finance)..............................................   2,000       12,290
  TABCORP Holdings Ltd.
    (Information & Entertainment)..........................   3,000       14,821
  Western Mining Corp.
    Holdings Ltd. (Materials)..............................   3,000       17,781

  Westpac Banking Corp., Ltd.
    (Finance)..............................................   2,000       10,778
  Woodside Petroleum Ltd.
    (Energy)...............................................   3,000       23,863
  Woolworths Ltd.
    (Consumer Discretionary)............................... 117,200      345,485
                                                                     -----------
                                                                       1,874,666
                                                                     -----------


                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
AUSTRIA--0.8%
  Boehler-Uddeholm AG (Materials)..........................   1,767  $   127,494
  VAE Eisenbahnsysteme AG
    (Industrial & Commercial)..............................   1,776      171,878
                                                                     -----------
                                                                         299,372
                                                                     -----------
BELGIUM--0.4%
  Generale de Banque Belge Pour
    l'Etranger SA (Finance)................................      90       37,322
  Kredietbank NV (Finance).................................     250       97,378
  UCB SA (Healthcare)......................................      10       27,440
                                                                     -----------
                                                                         162,140
                                                                     -----------
BRAZIL--1.0%
  Centrais Eletricas Brasileiras
    SA ADR+(1) (Utilities).................................   1,000       22,519
  Compania Brasileira de Distribuidora GDR(2)
    (Industrial & Commercial)..............................   1,000       20,121
  Compania Energetica de Minas ADR(1) (Materials)..........   1,000       45,508
  Telecomunicacoes Brasileras SA
    ADR(1)
    (Information Technology)...............................   2,000      229,500
  Usinas Siderurgicas de Minas
    Gerais ADR(1) (Materials)..............................   6,000       70,519
                                                                     -----------
                                                                         388,167
                                                                     -----------
CANADA--0.1%
  Alcan Aluminum Ltd. (Materials)..........................     620       21,037
  Royal Bank of Canada
    (Finance)..............................................     310       12,360
                                                                     -----------
                                                                          33,397
                                                                     -----------
CHILE--0.9%
  Chilectra SA ADR(1) (Utilities)..........................     169       10,237

  Compania de Telecomunicaciones de Chile SA(Utilities)....     480       15,540
  Empresa Nacional de
    Electricidad SA ADR(1)
    (Utilities)............................................     765       14,726
  Enersis SA ADR(1) (Energy)...............................   2,994       94,311
  Santa Isabel SA ADR(1)
    (Consumer Discretionary)...............................   2,000       48,750
  Sociedad Quimica Minera ADR(1) (Materials)...............   2,700      159,975
                                                                     -----------
                                                                         343,539
                                                                     -----------
DENMARK--0.3%
  Den Danske Bank+ (Finance)...............................     150       12,973

                                                                              19
                                                  [STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DENMARK (CONTINUED)
  ISS International Service
    Systems A/S
    (Industrial & Commercial)..............................   2,600  $    76,926
  Unidanmark A/S (Finance).................................     200        9,893
                                                                     -----------
                                                                          99,792
                                                                     -----------
FINLAND--0.9%
  Huhtamaki Oy (Consumer Staples)..........................   5,224      226,523
  Rauma Oy
    (Industrial & Commercial)..............................      97        1,996
  UPM-Kymmene Oy (Materials)...............................   4,230       96,794
                                                                     -----------
                                                                         325,313
                                                                     -----------
FRANCE--6.0%
  Accor SA
    (Information & Entertainment)..........................      80       11,473
  Alcatel Alsthom Compagnie
    Generael D' Electricite
    (Information Technology)...............................     310       34,471
  AXA SA (Finance).........................................     220       13,536
  Bertrand Faure
    (Consumer Discretionary)...............................   1,700       81,410

  Canal Plus
    (Information & Entertainment)..........................      70       12,641
  Carrefour SA
    (Consumer Discretionary)...............................     180      112,382
  Chargeurs International SA+
    (Consumer Discretionary)...............................   1,200       70,933
  Cie Generale des Eaux
    (Industrial & Commercial)..............................   2,960      412,316
  Club Mediterranee SA
    (Information & Entertainment)..........................   2,300      178,120
  Compagine de St. Gobain
    (Materials)............................................     370       49,574
  Elf Aquitaine SA (Energy)................................     520       50,427
  Guilbert SA
    (Information Technology)...............................     120       18,710
  L' Oreal (Consumer Staples)..............................      60       21,290
  Lapeyre (Materials)......................................     340       20,505
  Legrand SA
    (Information Technology)...............................     130       21,940
  Louis Dreyfus Citrus+
    (Consumer Staples).....................................   7,200      258,689
  Marine-Wendel SA
    (Multi-industry).......................................   1,100      114,024
  Moet Hennessy Louis Vuitton
    (Consumer Staples).....................................     340       83,012
  Pathe SA
    (Information & Entertainment)..........................      50       11,677

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
FRANCE (CONTINUED)
  Pinault Printemps Redoute
    (Consumer Discretionary)...............................     170  $    71,507
  Primagaz Cie (Utilities).................................     120       11,760
  Sanofi SA (Healthcare)...................................     460       42,954
  Schneider SA+
    (Industrial & Commercial)..............................     640       36,076
  Societe Generale+ (Finance)..............................   2,800      313,750
  Sodexho SA
    (Information & Entertainment)..........................     150       68,877
  Television Francais (Utilities)..........................     625       60,289
  Total SA, Series B (Energy)..............................   1,140       94,536
                                                                     -----------
                                                                       2,276,879
                                                                     -----------
GERMANY--4.1%
  Allianz Holdings AG (Finance)............................     200       38,803
  Ashanti Goldfields Ltd. GDR(2)
    (Materials)............................................  10,000      118,750
  Ava Allgememeine
    Handelsgesellschaft AG

    (Consumer Discretionary)...............................     600      162,143
  Bayer AG (Multi-industry)................................   1,583       62,980
  Bayerische Hypotheken-Und
    Bank AG (Finance)......................................     766       23,885
  Bayerische Motoren Werke
    (Consumer Discretionary)...............................     327      267,748
  Bilfinger & Berger
    (Industrial & Commercial)..............................     410       15,247
  Commerzbank AG (Finance).................................   6,540      175,415
  Deutsche Bank AG (Finance)...............................   4,940      260,721
  Deutsche Telekom AG (Information Technology).............     557       12,087
  Gehe AG
    (Consumer Discretionary)...............................   1,590      105,767
  Hoechst AG (Healthcare)..................................     430       16,884
  Leica Camera AG+
    (Information & Entertainment)..........................   5,100      156,080
  Mannesmann AG
    (Industrial & Commercial)..............................      40       15,729
  Rhon-Klinikum AG
    (Consumer Discretionary)...............................     200       25,869
  SAP AG
    (Information Technology)...............................      80       14,565
  Schering AG (Healthcare).................................     140       13,420
  VEBA AG (Utilities)......................................   1,380       71,080
  Volkswagen AG
    (Consumer Discretionary)...............................      30       19,073
                                                                     -----------
                                                                       1,576,246
                                                                     -----------

20
[STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HONG KONG--3.3%
  Cathay Pacific Airways Ltd.
    (Industrial & Commercial)..............................  15,000  $    23,333
  CDL Hotels International Ltd.
    (Information & Entertainment).......................... 340,000      148,132
  China Hong Kong Photo
    Products Holdings Ltd.
    (Information & Entertainment).......................... 110,000       34,435
  Dao Heng Bank Group Ltd.

    (Finance)..............................................   4,000       19,002
  First Pacific Co., Ltd.
    (Industrial & Commercial)..............................  32,000       38,211
  Guoco Group Ltd. (Finance)...............................  40,000      190,021
  Henderson China Holdings Ltd. (Real Estate)..............  16,200       27,918
  Hong Kong Land Holdings Ltd. ADR(1) (Finance)............ 163,000      339,040
  Hopewell Holdings Ltd.
    (Real Estate)..........................................  39,000       20,264
  Hutchison Whampoa Ltd.
    (Multi-industry).......................................  12,000       89,073
  Jardine Matheson Holdings Ltd. ADR(1)
    (Industrial & Commercial)..............................  21,200      116,600
  New World Development Co.,
    Ltd. (Real Estate).....................................  14,165       81,737
  Swire Pacific Ltd. Class A
    (Multi-Industry).......................................   8,100       62,477
  Wharf Holdings Ltd.
    (Real Estate)..........................................  15,000       56,735
                                                                     -----------
                                                                       1,246,978
                                                                     -----------
INDIA--0.4%
  Hindalco Industries Ltd. GDR*(2) (Materials).............     700       22,659
  Tata Engineering & Locomotive
    Ltd. GDR(2)
    (Consumer Discretionary)...............................   9,450      115,526
                                                                     -----------
                                                                         138,185
                                                                     -----------
INDONESIA--2.5%
  PT Bank Internasional Indonesia alien (Finance)..........   7,000        5,041
  PT Bank Bali alien (Finance).............................  93,000      223,889
  PT Bank Tiara Asia alien
    (Finance).............................................. 194,000      235,514
  PT Indonesian Satellite Corp. alien (Utilities).......... 130,000      358,436
  PT Semen Cibinong alien (Materials) .....................  51,000      150,587
                                                                     -----------
                                                                         973,467
                                                                     -----------

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
ISRAEL--0.2%
  Blue Square Israel Ltd. ADR(1)
    (Consumer Staples).....................................   4,300  $    80,087
                                                                     -----------
ITALY--2.4%
  Banca Commerciale Italiana
    SpA (Finance)..........................................  85,000      182,444
  BCA Fideuram SpA (Finance)...............................   9,000       22,603
  Brembo SpA

    (Industrial & Commercial)..............................  16,000      172,880
  Credito Italiano SpA (Finance)...........................  10,000       14,017
  ENI SpA (Energy).........................................   5,000       25,377
  Gemina SpA+
    (Consumer Staples).....................................  12,600        5,085
  Holding di Partecipazione
    (Multi-industry)....................................... 179,000       97,572
  Industrie Natuzzi SpA ADR(1)
    (Consumer Discretionary)...............................   1,000       22,250
  Istituto Mobiliare Italiano
    (Finance)..............................................   3,000       25,555
  Seat SpA+
    (Information & Entertainment)..........................   7,000        2,142
  Societa Italiana per il Gas SpA (Utilities)..............   5,000       13,156
  STET (Industrial & Commercial)...........................  10,000       47,279
  STET risp (Industrial & Commercial) .....................   3,000       11,126
  Telecom Italia SpA
    (Information Technology)...............................  25,000       78,628
  Zucchini SpA
    (Information Technology)...............................  29,600      196,218
                                                                     -----------
                                                                         916,332
                                                                     -----------
JAPAN--16.5%
  Aiwa Co., Ltd.
    (Information Technology)...............................   3,000       51,759
  Alps Electric Co., Ltd.
    (Information Technology)...............................   2,000       23,319
  Amada Co., Ltd.
    (Industrial & Commercial)..............................   4,000       29,905
  Canon, Inc.
    (Information Technology)...............................   8,000      189,703
  Citizen Watch Co.
    (Consumer Discretionary)...............................   3,000       21,578
  Daiichi Pharmaceutical
    (Healthcare)...........................................   4,000       64,285
  Dainippon Screen MFG Co., Ltd.
    (Information Technology)...............................   2,000       15,914
  Daiwa House Industry Co., Ltd.
    (Consumer Discretionary)...............................   5,000       55,934
  DDI Corp. (Utilities)....................................      15       99,618

                                                                              21
                                                  [STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)

--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
  East Japan Railway Co.
    (Industrial & Commercial)..............................      12  $    51,901
  Fanuc Ltd.
    (Information Technology)...............................     600       20,467
  Fujitsu Denso
    (Industrial & Commercial)..............................   2,000       60,503
  Fujitsu Ltd.
    (Information Technology)...............................  12,000      124,788
  Hankyu Realty Co. (Real Estate)..........................   7,000       48,804
  Hitachi Zosen Corp.
    (Industrial & Commercial)..............................   4,000       13,897
  Hitachi Ltd.+
    (Information Technology)...............................   6,000       54,359
  Imagineer Co., Ltd.+
    (Information & Entertainment)..........................   3,600      114,578
  Inax Corp.
    (Consumer Staples).....................................   2,000       12,416
  Ito-Yokado Co., Ltd.
    (Consumer Discretionary)...............................   2,000       95,955
  Jusco Co., Ltd.
    (Consumer Discretionary)...............................   2,000       61,449
  KAO Corp. (Consumer Staples).............................   2,000       23,319
  Kawasaki Heavy Industries Ltd.
    (Industrial & Commercial)..............................  14,000       55,257
  Kokuyo Co., Ltd. (Materials).............................   2,000       43,487
  Komatsu Ltd.
    (Industrial & Commercial)..............................   3,000       21,932
  Komori Corp.
    (Industrial & Commercial)..............................   2,000       42,699
  Kuraray Co., Ltd. (Healthcare)...........................   4,000       35,294
  Kyocera Corp.
    (Information Technology)...............................   2,000      119,746
  Makita Corp.
    (Industrial & Commercial)..............................   2,000       27,416
  Marubeni Corp.
    (Consumer Discretionary)...............................  30,000      111,317
  Marui Co., Ltd.
    (Consumer Discretionary)...............................   4,000       65,860
  Matsushita Electric Industrial
    Co., Ltd.
    (Information Technology)+..............................   6,000       95,955
  Matsushita Electric Works Ltd.
    (Industrial & Commercial)..............................  19,000      193,091
  Meiwa Estate Co.+ (Real Estate)..........................   2,600       43,014
  Mitsubishi Corp.
    (Consumer Discretionary)...............................   2,000       18,750
  Mitsubishi Estate Co., Ltd.
    (Real Estate)..........................................   5,000       63,024


                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
  Mitsubishi Heavy Industries Ltd.
    (Industrial & Commercial)..............................  15,000  $    99,027
  Mitsui Fudosan Co., Ltd.
    (Real Estate)..........................................  24,000      274,156
  Miyota Co.
    (Information Technology)...............................  13,000      153,622
  Murata Manufacturing Co., Ltd.
    (Information Technology)...............................   2,000       73,739
  Mycal Corp.
    (Consumer Discretionary)...............................   4,000       49,159
  NEC Corp.
    (Information Technology)...............................  25,000      305,274
  Nippon Denso Co., Ltd.
    (Industrial & Commercial)..............................   5,000      113,838
  Nippon Steel Corp. (Materials)...........................  25,000       71,296
  Nippon Telegraph & Telephone
    Corp. (Utilities)......................................      35      246,780
  Nomura Securities Co., Ltd.
    (Finance)..............................................   6,000       67,121
  Orix Corp. (Finance).....................................   3,000      151,495
  Pioneer Electronic Corp.
    (Industrial & Commercial)..............................  11,000      196,715
  Rohm Co.
    (Information Technology)...............................   1,000       77,520
  Sankyo Co., Ltd. (Healthcare)............................   8,000      214,283
  Sekisui Chemical Co., Ltd.
    (Materials)............................................   5,000       48,056
  Sekisui House Ltd.
    (Consumer Discretionary)...............................   3,000       26,707
  Sharp Corp.
    (Information Technology)...............................   9,000      116,989
  Shin-Etsu Chemical Co., Ltd.
    (Materials)............................................   3,000       60,503
  Shiseido Co., Ltd.
    (Consumer Staples).....................................  20,000      286,761
  Shohkoh Fund & Co.
    (Finance)..............................................     600      140,859
  Sony Corp.
    (Information Technology)...............................   4,000      291,173
  Sumitomo Corp.
    (Industrial & Commercial)..............................   8,000       53,823
  Sumitomo Electric Industries Ltd.
    (Industrial & Commercial)..............................  12,000      162,603
  Sumitomo Forestry Co., Ltd.
    (Materials)............................................   2,000       20,325
  TDK Corp.
    (Information Technology)...............................   2,000      144,168
  Teijin Ltd.
    (Consumer Discretionary)...............................   7,000       28,290


22
[STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
  Tokio Marine & Fire Insurance
    Co., Ltd. (Finance)....................................  18,000  $   175,838
  Tokyo Electron Ltd.
    (Information Technology)...............................   5,300      204,593
  Tokyo Steel Manufacturing Co.
    (Materials)............................................   2,000       21,428
  Toppan Printing Co., Ltd.
    (Information & Entertainment)..........................   3,000       38,760
  Toray Industries, Inc.
    (Materials)............................................   9,000       56,013
  UNY Co., Ltd.
    (Consumer Staples).....................................   2,000       35,136
  Yamanouchi Pharmaceutical Co., Ltd.
    (Healthcare)...........................................   6,000      128,097
                                                                     -----------
                                                                       6,305,440
                                                                     -----------
KOREA--0.7%
  Kookmin Bank GDR*(2)
    (Finance)..............................................   5,000       89,375
  Korea Electric Power Corp. ADR(1)
    (Utilities)............................................   8,500      144,500
  Korea Fund, Inc. (Finance)...............................   2,800       36,050
                                                                     -----------
                                                                         269,925
                                                                     -----------
LUXEMBOURG--0.3%
  Millicom International Cellular SA
    (Information & Entertainment)..........................   2,700      122,850
                                                                     -----------
MALAYSIA--1.5%
  Berjaya Sports Toto Bhd
    (Information & Entertainment)..........................   7,000       33,455
  Commerce Asset Holding Bhd
    (Finance)..............................................   3,000       17,923
  Land & General Bhd+
    (Multi-industry).......................................  21,600       29,422

  MBF Capital Bhd (Finance)................................  15,000       22,224
  Multi-Purpose Holdings Bhd
    (Finance)..............................................  11,000       17,962
  Renong Bhd+ (Multi-industry).............................  18,000       24,661
  Resorts World Bhd
    (Information & Entertainment)..........................   5,000       18,420
  TA Enterprise Bhd (Finance).............................. 144,000      168,042
  Technology Resources
    Industries Bhd
    (Information Technology)...............................  77,000      141,071
  Time Engineering Bhd+
    (Information Technology)...............................   6,000       10,993

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
MALAYSIA (CONTINUED)
  United Engineers Bhd
    (Industrial & Commercial)..............................  11,000  $    77,983
                                                                     -----------
                                                                         562,156
                                                                     -----------
MEXICO--1.8%
  Cemex SA de CV Class B
    (Materials)............................................   4,000       14,648
  Cifra SA de CV ADR(1)
    (Consumer Staples)..................................... 120,000      182,880
  Gruma SA de CV ADR*(1)
    (Consumer Staples).....................................     610       11,751
  Gruma SA de CV Class B+
    (Consumer Staples).....................................   2,000        9,639
  Grupo Financiero Banamex-
    Accival SA de CV
    (Finance)..............................................  69,000      147,786
  Grupo Industrial Maseca SA
    de CV Class B
    (Industrial & Commercial)..............................   9,000        8,789
  Grupo Modelo SA de CV Class C
    (Consumer Staples).....................................   2,000       12,131
  Kimberly-Clark de Mexico SA de CV (Materials)............   6,526       24,227
  Panamerican Beverages, Inc. Class A ADR(1)
    (Consumer Staples).....................................   7,400      214,600
  Telefonos de Mexico SA ADR(1)
    (Utilities)............................................   1,000       41,250
                                                                     -----------
                                                                         667,701
                                                                     -----------

  NETHERLANDS--4.4%
  ABN AMRO Holdings NV (Finance) ..........................   1,200       82,472
  ASM Lithography Holding NV (Information Technology)......     400       29,872
  ASM Lithography Holding NV ADR+(1)

    (Information Technology)...............................   1,300      102,863
  Baan Co. NV+
    (Information Technology)...............................     250       13,406
  CSM NV (Consumer Staples)................................   1,190       68,347
  Elsevier NV
    (Consumer Discretionary)...............................  13,550      216,989
  Fortis Amev NV (Finance).................................   1,030       38,857
  Gucci Group NV (Consumer Discretionary) .................     187       12,973
  Hagemeyer NV
    (Multi-industry).......................................     270       23,490
  ING Groep NV (Finance)...................................   3,490      137,035

                                                                              23
                                                  [STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
NETHERLANDS (CONTINUED)
  Koninklijke Ahold NV (Consumer Discretionary)............     820  $    55,977
  Koninlijke PTT Nederland NV (Utilities)..................     290       10,300
  Nutricia Ver Bedrijuen NV (Consumer Staples).............     140       21,241
  Philips Electronics NV (Information Technology)..........   4,500      234,897
  PolyGram NV
    (Information & Entertainment)..........................   1,750       85,780
  Royal Dutch Petroleum Co.
    (Energy)...............................................   1,430      255,570
  Unilever NV & PLC (Consumer Staples).....................     510       99,183
  Wolters Kluwer NV+
    (Information & Entertainment)..........................   1,740      206,214
                                                                     -----------
                                                                       1,695,466
                                                                     -----------
NEW ZEALAND--2.5%
  Air New Zealand Ltd.+
    (Information & Entertainment)..........................  74,000      213,920
  Brierley Investment Ltd.+(Finance) ...................... 160,900      141,659
  Carter Holt Harvey Ltd. (Consumer Staples)...............   4,000        8,873
  CDL Hotels New Zealand Ltd.
    (Information & Entertainment).......................... 575,000      211,265
  Fletcher Challenge Ltd. forest shares +
    (Multi-industry).......................................  62,800       86,636
  Fletcher Challenge Ltd. building shares+
    (Multi-industry).......................................   4,000       11,230
  Kiwi Income Property Trust

    (Real Estate).......................................... 275,000      211,612
  Telecom Corp. of New Zealand Ltd.
    (Information Technology)...............................   3,000       13,456
  Wrightson Ltd.
    (Multi-industry)....................................... 112,000       65,997
                                                                     -----------
                                                                         964,648
                                                                     -----------
NORWAY--1.5%
  Alvern Norway ASA+ (Information & Entertainment).........  12,000       92,681
  Norman Data Defense Systems+ (Industrial & Commercial)...   5,600       86,502
  Norsk Hydro ASA (Energy).................................   2,080      101,354
  Orkla ASA
    (Consumer Discretionary)...............................   1,420      119,045
  Saga Petroleum ASA Class B (Energy)......................     770       12,435
  Smedvig ASA (Energy).....................................   1,850       42,781

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
NORWAY (CONTINUED)
  Smedvig ASA Class B (Energy).............................   4,700  $   110,550
                                                                     -----------
                                                                         565,348
                                                                     -----------
PERU--0.4%
  Backus & Johnston
    (Consumer Staples)..................................... 187,000      162,090
  Telefonica Peru SA ADR(1) (Industrial & Commercial)......     346        8,304
                                                                     -----------
                                                                         170,394
                                                                     -----------
PHILIPPINES--0.1%
  Philippine Long Distance Telephone Co. (Utilities).......     300       17,122
  Philippine National Bank (Finance) ......................   2,750       18,041
                                                                     -----------
                                                                          35,163
                                                                     -----------
PORTUGAL--0.5%
  Cimpor-Cimentos de Portugal SA (Materials)...............   7,100      152,741
  Establecimentos Jeronimo Martins & Filho SA
    (Consumer Discretionary)...............................     519       31,047
                                                                     -----------
                                                                         183,788
                                                                     -----------
SINGAPORE--3.1%
  City Developments Ltd. (Real Estate) ....................   2,000       16,166
  DBS Land Ltd. (Real Estate)..............................  35,000      113,161
  Development Bank of Singapore Ltd. alien (Finance).......   1,000       11,883
  FJ Benjamin Holdings Ltd.+ (Consumer Discretionary)...... 230,000      111,226
  Fraser & Neave Ltd. (Consumer Staples)...................   3,000       21,762
  Hour Glass Ltd. (Consumer Discretionary)................. 246,000      160,601

  Keppel Bank (Finance).................................... 158,000      412,601
  Keppel Corp., Ltd. (Industrial & Commercial).............   7,500       32,643
  Overseas Chinese Banking Corp., Ltd. alien (Finance).....   1,000       11,675
  Overseas Union Bank Ltd. alien (Finance).................   5,000       32,815
  Sembawang Shipyard Ltd. (Industrial & Commercial)........  27,000      116,580
  Singapore Land Ltd. (Real Estate)........................   7,000       32,643
  Singapore Press Holdings Ltd. alien (Information &
    Entertainment).........................................   2,000       37,029
  United Industrial Corp., Ltd.
    (Multi-industry).......................................  13,000        9,789

24
[STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SINGAPORE (CONTINUED)
  United Overseas Bank Ltd. alien (Finance)................   6,000  $    56,373
  Wing Tai Holdings Ltd.
    (Real Estate)..........................................   4,000       10,335
                                                                     -----------
                                                                       1,187,282
                                                                     -----------
SOUTH AFRICA--0.6%
  Energy Africa Ltd. GDR(2) (Energy).......................  11,000      231,000
                                                                     -----------
SPAIN--1.0%
  Banco Bilbao Vizcaya SA
    (Finance)..............................................     180       12,114
  Banco de Santander SA
    (Finance)..............................................     710       53,418
  Banco Popular Espanol SA
    (Finance)..............................................     120       25,444
  Corporacion Bancaria
    de Espana SA (Finance).................................     270       12,041
  Empresa Nacional
    de Electricidad SA (Utilities).........................     540       37,747
  Gas Natural SDG SA (Utilities)...........................     240       50,969
  Iberdrola SA (Utilities).................................   5,610       63,312
  Repsol SA (Energy).......................................     694       29,098
  Repsol SA ADR(1) (Energy)................................   1,800       75,375
  Telefonica de Espana SA
    (Utilities)............................................     946       24,231
                                                                     -----------

                                                                         383,749
                                                                     -----------
SWEDEN--1.7%
  ABB AB (Utilities).......................................   1,300       15,826
  Astra AB (Healthcare)....................................   3,150      125,081
  Atlas Copco AB Class B
    (Industrial & Commercial)..............................     740       18,348
  Electrolux AB Class B (Consumer Discretionary)...........   6,860      393,514
  Hennes & Mauritz AB
    (Consumer Discretionary)...............................     360       52,086
  Sandvik AB (Industrial & Commercial).....................   1,500       36,904
                                                                     -----------
                                                                         641,759
                                                                     -----------
SWITZERLAND--6.0%
  Adia SA
    (Industrial & Commercial)..............................     190       63,415
  BBC Brown Boveri AG
    (Industrial & Commercial)..............................      90      108,982
  Ciba Specialty Chemicals AG+ (Materials).................      80        6,892
  Compagnie Financiere Richemont AG
    (Industrial & Commercial)..............................   2,300       33,622

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
SWITZERLAND (CONTINUED)
  CS Holding AG+ (Finance).................................     210  $    23,648
  Julius Baer Holdings AG
    (Finance)..............................................     339      424,296
  Liechtenstein Global Trust AG+ (Finance).................     400      219,795
  Nestle SA+ (Consumer Staples)............................     110      133,573
  Novartis AG (Healthcare).................................     280      368,876
  Roche Holdings AG
    (Healthcare)...........................................      36      304,050
  SMH AG (Consumer Discretionary)..........................     730      413,507
  Swiss Bank Corp. + (Finance).............................     160       34,950
  TAG Heuer International SA+ (Consumer Discretionary).....   1,049      147,306
                                                                     -----------
                                                                       2,282,912
                                                                     -----------
TAIWAN--0.5%
  Compal Electronics, Inc.+ (Information Technology)....... 124,000      181,970
                                                                     -----------
THAILAND--0.9%
  Advanced Information Services PCL alien
    (Information & Entertainment)..........................   1,000        6,508
  Bangkok Bank PCL alien (Finance) ........................   1,900       17,602
  Industrial Finance Corp. of Thailand alien (Finance).....  18,000       48,234
  Matichon PCL alien (Information & Entertainment).........  50,000      160,781
  PTT Exploration & Production PCL alien (Energy)..........     700        8,950
  Siam City Cement PCL alien (Materials)...................   4,300      115,226

                                                                     -----------
                                                                         357,301
                                                                     -----------
UNITED KINGDOM--10.4%
  Abbey National PLC (Finance).............................   7,000       97,569
  Argos PLC (Consumer Staples).............................   6,000       62,723
  Argyll Group PLC (Consumer Discretionary)................   9,000       49,887
  ASDA Group PLC (Consumer Staples)........................  21,000       39,141
  BG PLC (Energy)..........................................   6,000       17,310
  British Petroleum Co. PLC
    (Energy)...............................................   4,000       45,900
  Cable & Wireless PLC (Information Technology)............  10,000       77,006
  Cadbury Schweppes PLC (Consumer Staples).................   7,000       58,088
  Caradon PLC (Materials)..................................  12,000       48,039
  Centrica PLC+ (Utilities)................................   6,000        5,494

                                                                              25
                                                  [STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
  Compass Group PLC (Industrial & Commercial)..............   3,000  $    32,869
  Cookson Group PLC
    (Multi-industry).......................................  58,400      205,394
  Electrocomponents PLC (Information Technology)...........   2,000       12,804
  Energy Group PLC+ (Utilities)............................  16,340      129,767
  Glaxo Wellcome PLC (Healthcare)..........................   7,000      137,617
  Grand Metropolitan PLC (Information & Entertainment).....  12,000      100,162
  Guinness PLC (Consumer Staples)..........................  10,000       82,658
  Hanson PLC (Industrial & Commercial).....................  24,125      117,106
  Inchcape PLC (Multi-industry)............................  44,000      195,397
  Kingfisher PLC (Consumer Staples) .......................  10,000      108,266
  Ladbroke Group PLC
    (Information & Entertainment)..........................   6,000       22,366
  Lonrho PLC (Multi-industry)..............................  38,000       84,992
  Medeva PLC (Healthcare)..................................  11,300       55,126
  Morgan Stanley Emerging Market Fund, Inc. (Finance)......  12,600      201,600
  National Westminster Bank PLC (Finance)..................  16,000      189,303
  Orange PLC+ (Information & Entertainment)................ 114,000      399,092
  Rank Group PLC
    (Information & Entertainment)..........................   7,000       48,217
  Reed International PLC (Information & Entertainment).....  16,500      304,060
  RTZ Corp. PLC (Materials)................................   5,000       79,417

  Shell Transport & Trading Co. (Energy)...................   8,000      141,459
  Smith (David S) Holdings PLC (Materials).................   5,000       18,152
  Smithkline Beecham PLC (Healthcare)......................  15,000      241,045
  T & N PLC
    (Consumer Discretionary)...............................   7,000       15,429
  Tanjong PLC
    (Information & Entertainment)..........................  10,000       36,243
  Tesco PLC
    (Consumer Discretionary)...............................   8,000       46,418

                                                                        VALUE
                   SECURITY DESCRIPTION                     SHARES    (NOTE 2)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  Thistle Hotels PLC
    (Information & Entertainment)..........................  58,300  $   156,853
  Tomkins PLC (Consumer Staples)...........................  19,000       81,912
  United News & Media PLC
    (Information & Entertainment)..........................   8,000       97,763
  Vickers PLC (Multi-industry).............................  43,000      148,444
                                                                     -----------
                                                                       3,991,088
                                                                     -----------
VENEZUELA--0.0%
  Compania Anon Nacional Tele de Venezuela ADR(1)
    (Utilities)............................................     230        6,900
                                                                     -----------
TOTAL COMMON STOCK
  (cost $32,323,012).......................................           31,999,013
                                                                     -----------
PREFERRED STOCK--1.6%
FINLAND--0.1%
  Nokia Corp. (Information Technology).....................     520       32,438
                                                                     -----------
GERMANY--1.1%
  Friedrich Grohe AG (Industrial & Commercial).............     730      218,561
  GEA AG (Industrial & Commercial) ........................     580      197,598
  SAP AG (Information Technology)..........................      90       16,573
                                                                     -----------
                                                                         432,732
                                                                     -----------
ITALY--0.4%
  Instituto Finanziario (Finance)..........................  12,600      151,597
                                                                     -----------
TOTAL PREFERRED STOCK
  (cost $585,143)..........................................              616,767
                                                                     -----------
OPTIONS--0.0%+(3)
JAPAN--0.0%
  NIKKEI 225 Index,
    Jun 1997/17700 Put.....................................   1,894          833
                                                                     -----------

SINGAPORE--0.0%
  DBS 50 Index, Jan 1998/403 Call..........................      83          480
  DBS 50 Index, Jan 1998/407 Call..........................      80          415
  DBS 50 Index, Jan 1998/407 Call..........................      79          411
  DBS 50 Index, Feb 1998/404 Call..........................      23          160
                                                                     -----------
                                                                           1,466
                                                                     -----------

26
[STYLE SELECT SERIES(SM) LOGO]

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS -- April 30, 1997 (unaudited) -- (continued)

                                                           SHARES/WARRANTS/
                                                               PRINCIPAL
                                                                AMOUNT             VALUE
                   SECURITY DESCRIPTION                     (IN THOUSANDS)       (NOTE 2)
-------------------------------------------------------------------------------------------
OPTIONS (CONTINUED)
THAILAND--0.0%
  SET 50 Index, Jan 1998/2 Call...........................       11,229         $     1,037
  SET 50 Index, Jan 1998/2 Call...........................       11,194               1,235
  SET 50 Index, Jan 1998/2 Call...........................       11,164                 449
  SET 50 Index, Jan 1998/2 Call...........................       11,438                 721
                                                                                -----------
                                                                                      3,442
                                                                                -----------
TOTAL OPTIONS (cost $44,596)..............................                            5,741
                                                                                -----------
WARRANTS--0.2%+
PORTUGAL--0.0%
  Jeronimo Martins 9/15/03
    (Consumer Staples)....................................           43                 544
                                                                                -----------
UNITED KINGDOM--0.2%
  Morgan Stanley Group, Inc. 8/15/97 (Finance)............       18,300              62,906
                                                                                -----------
TOTAL WARRANTS (cost $68,103).............................                           63,450
                                                                                -----------
CONVERTIBLE BONDS--0.4%
TAIWAN--0.3%
  Compal Electronics zero coupon 2003*....................      $    93             136,478
                                                                                -----------
THAILAND--0.1%
  Bangkok Bank PCL 3.25%
    2004..................................................           29              26,645
                                                                                -----------

TOTAL CONVERTIBLE BONDS
  (cost $131,115).........................................                          163,123
                                                                                -----------
TOTAL INVESTMENT SECURITIES--86.0%
  (cost $33,151,969)......................................                       32,848,094
                                                                                -----------
SHORT-TERM SECURITIES--1.8%
  Cayman Island Time Deposit
    3.00% due 5/01/97
    (cost $706,000).......................................          706             706,000
                                                                                -----------
                                                     PRINCIPAL
                                                       AMOUNT           VALUE
               SECURITY DESCRIPTION                (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--9.1%
  Agreement with State Street Bank and Trust Co.,
    bearing 4.00%, dated 4/30/97 to be repurchased
    5/01/97 in the amount of $2,434,270
    collateralized by $2,475,000 U.S Treasury Note
    5.75%, due 9/30/97 approximate aggregate value
    $2,488,406
    (cost $2,434,000).............................       $2,434      $ 2,434,000
  Agreement with State Street Bank and Trust Co.,
    bearing 5.30%, dated 4/30/97 to be repurchased
    5/01/97 in the amount of $1,035,152
    collateralized by $1,055,000 U.S Treasury Note
    5.25%, due 7/31/98 approximate aggregate value
    $1,057,902
    (cost $1,035,000).............................       1,035         1,035,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $3,469,000)...............................                     3,469,000
                                                                     -----------
TOTAL INVESTMENTS--
  (cost $37,326,969)..............................        96.9%       37,023,094
  Other assets less liabilities...................         3.1         1,189,691
                                                   --------------    -----------
  NET ASSETS--....................................       100.0%      $38,212,785
                                                   --------------    -----------
                                                   --------------    -----------

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
(1) ADR ('American Depositary Receipt')
(2) GDR ('Global Depositary Receipt')
(3) Fair valued security, see Note 2

See Notes to Financial Statements

                                                                              27
                                                  [STYLE SELECT SERIES(SM) LOGO]

NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited)

Note 1. Organization

Style Select Series, Inc. (the 'Fund') is an open-end non-diversified management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ('SunAmerica'), an indirect wholly-owned subsidiary of SunAmerica Inc. The assets of each Portfolio are normally allocated among at least three investment advisers (each, an 'Adviser'), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The Fund currently offers four separate investment portfolios (each, a 'Portfolio'): Aggressive Growth Portfolio, Mid-Cap Growth Portfolio, Value Portfolio and International Equity Portfolio. The investment objectives for each of the Portfolios are as follows:

Aggressive Growth seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of less than $1 billion.

Mid-Cap Growth seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of $1 billion to $5 billion.

Value seeks long-term growth of capital by investing primarily in equity securities using a 'value' style of investing.

International Equity seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

Each Portfolio currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Class C shares are offered at net asset value, although they may be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '1940 Act'), except that Class B shares and Class C shares are subject to higher distribution fee rates.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ('NYSE') or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the

28
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NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the

Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of April 30, 1997, the Aggressive Growth Portfolio had a 2.2% undivided interest which represented $1,332,000 in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement 5.30% dated 4/30/97, in the principal amount of $60,768,000 repurchase price $60,776,946 due 5/01/97 collateralized by $60,050,000 U.S. Treasury Notes 6.50% due 5/31/01, approximate aggregate value $62,001,625.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts as required for federal income tax purposes.

Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the

                                                                              29
                                                  [STYLE SELECT SERIES(SM) LOGO]

NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends from net investment income and capital gain distributions, if any, are paid annually.

FOREIGN CURRENCY TRANSACTION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

OPTIONS: The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

ORGANIZATIONAL EXPENSES: Costs incurred by SAAMCo in connection with the organization of the Fund amounted to $20,498 for each Portfolio. These costs are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the 'Agreement') with SunAmerica, an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Agreement, SunAmerica

provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the 'Directors'). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Aggressive Growth, Mid-Cap Growth and Value Portfolios, respectively, and 1.10% of the average daily net assets of the International Equity Portfolio.

30
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NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Aggressive Growth Portfolio, for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees. The Advisers for the Aggressive Growth Portfolio are Janus Capital Corporation; SunAmerica; and Warburg, Pincus Counsellors, Inc. The Advisers for the Mid-Cap Growth Portfolio are Miller Anderson & Sherrerd, LLP; Pilgrim Baxter & Associates, Ltd.; and T. Rowe Price Associates, Inc. The Advisers for the Value Portfolio are Davis Selected Advisers, L.P.; Neuberger & Berman, LLC.; and Strong Capital Management, Inc. The Advisers for the International Equity Portfolio are Rowe Price-Fleming International, Inc.; Strong Capital Management, Inc.; and Warburg, Pincus Counsellors, Inc. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the period ended April 30, 1997, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Aggressive Growth Portfolio, .37%; Mid-Cap Growth Portfolio, .50%; Value Portfolio, .48%; and International Equity Portfolio, .63%.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Aggressive Growth Portfolio, Mid-Cap Growth Portfolio and Value Portfolio 1.90% for Class A shares and 2.55% for Class B shares and Class C shares, respectively. International Equity Portfolio 2.15% for Class A shares and 2.80% for Class B shares and Class C shares. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

For the period November 19, 1996 (date of commencement of operations) to April 30, 1997, SAAMCo has agreed to voluntarily reimburse expenses as follows:

                            MANAGEMENT FEES    OTHER EXPENSES
                              REIMBURSED         REIMBURSED
                            ---------------    --------------
Aggressive Growth A......       $23,405            $--
Aggressive Growth B......         7,700             4,534
Aggressive Growth C......           244             2,130
Mid-Cap Growth A.........        24,046            --
Mid-Cap Growth B.........         8,856             4,490
Mid-Cap Growth C.........           251             2,156
Value A..................        26,936            --
Value B..................        10,636             4,663
Value C..................           381             2,157
International Equity A...        31,546            --
International Equity B...         8,476             5,513
International Equity C...         2,178               248

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ('SACS' or the 'Distributor'), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the 'Plan') in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each

                                                                              31
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NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


Portfolio have adopted Distribution Plans hereinafter referred to as the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan.' In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended April 30, 1997, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B shares and Class C shares. SACS has advised the Portfolios that for the period November 19, 1996 (date of commencement of operations) to April 30, 1997, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers), Class B and Class C redemptions are as follows:

                                                                                 CLASS B
                                                    CLASS A                    -----------      CLASS C
                                    ----------------------------------------   CONTINGENT   ---------------
                                                AFFILIATED    NON-AFFILIATED    DEFERRED      CONTINGENT
                                     SALES       BROKER-         BROKER-          SALES        DEFERRED
                                    CHARGES      DEALERS         DEALERS         CHARGES     SALES CHARGES
                                    --------    ----------    --------------   -----------  ---------------
Aggressive Growth Portfolio......   $604,328     $ 244,388       $283,855       $   2,368      $      --
Mid-Cap Growth Portfolio.........    355,402       132,061        178,535           1,634             --
Value Portfolio..................    717,073       273,496        351,147           1,581             --
International Equity Portfolio...    315,089        94,682        177,689           1,487             --

32
[STYLE SELECT SERIES(SM) LOGO]

NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


The Fund, on behalf of each Portfolio, has entered into a Service Agreement with

SunAmerica Fund Services, Inc. ('SAFS'), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the period November 19, 1996 (date of commencement of operations) to April 30, 1997, the Portfolios incurred the following expenses which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                   PAYABLE
                                               EXPENSE                         APRIL 30, 1997
                                    -----------------------------       -----------------------------
                                    CLASS A    CLASS B    CLASS C       CLASS A    CLASS B    CLASS C
                                    -------    -------    -------       -------    -------    -------
Aggressive Growth Portfolio......   $23,501    $ 7,819     $ 244        $ 5,322    $ 2,952     $ 179
Mid-Cap Growth Portfolio.........    19,000      6,619       168          3,675      2,416       128
Value Portfolio..................    23,193      9,329       334          5,907      3,885       256
International Equity Portfolio...    19,945      5,758       166          4,050      2,237       133

Note 4. Purchases and Sales of Investment Securities

The aggregate cost of purchase and proceeds from sales and maturities of investments (excluding U.S. Government securities and short-term investments) for the period November 19, 1996 (date of commencement of operations) to April 30, 1997 were as follows:

                         AGGRESSIVE       MID-CAP                     INTERNATIONAL
                           GROWTH         GROWTH          VALUE         EQUITY
                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                         -----------    -----------    -----------    -----------
Aggregate purchases...   $65,515,534    $43,117,207    $58,618,636    $35,968,499
                         -----------    -----------    -----------    -----------
                         -----------    -----------    -----------    -----------
Aggregate sales.......   $21,389,227    $ 7,443,735    $ 4,239,679    $ 2,843,327
                         -----------    -----------    -----------    -----------
                         -----------    -----------    -----------    -----------

Note 5. Portfolio Securities

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.


The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities, were as follows:

                           AGGRESSIVE       MID-CAP                     INTERNATIONAL
                             GROWTH         GROWTH          VALUE         EQUITY
                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                           -----------    -----------    -----------    -----------
Cost....................   $52,020,341    $39,463,936    $61,116,507    $37,326,969
                           -----------    -----------    -----------    -----------
                           -----------    -----------    -----------    -----------
Appreciation............   $ 2,366,134    $ 1,103,307    $ 3,233,615    $ 1,572,564
Depreciation............    (1,968,396)    (3,228,942)    (1,051,991)    (1,876,439)
                           -----------    -----------    -----------    -----------
Unrealized appreciation
  (depreciation)--net...   $   397,738    $(2,125,635)   $ 2,181,624    $  (303,875)
                           -----------    -----------    -----------    -----------
                           -----------    -----------    -----------    -----------

                                                                              33
                                                  [STYLE SELECT SERIES(SM) LOGO]

NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


Note 6. Open Forward Currency Contracts

At April 30, 1997, the International Equity Portfolio engaged in the trading of forward foreign currency exchange contracts ('forward contracts') in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at April 30, 1997.

                                                 GROSS
   CONTRACT             IN         DELIVERY   UNREALIZED
  TO DELIVER       EXCHANGE FOR      DATE     APPRECIATION
---------------   --------------   --------   -----------
*DEM   241,478     USD   150,000    7/23/97     $  9,721
 JPY  25,702,500   USD   230,000   10/24/97       22,093
 JPY  47,907,500   USD   433,454   10/24/97       45,932
*JPY  18,407,500   USD   166,546   10/24/97       17,649
                                              -----------
                                                  95,395
                                              -----------



                                                 GROSS
                                              UNREALIZED
                                              DEPRECIATION
                                              -----------
 USD    405,400   GBP     250,000   6/30/97     $   (651)
*USD    144,327   DEM     241,478   7/23/97       (4,048)
*USD    154,643   JPY  18,407,500  10/24/97       (5,745)
                                              -----------
                                                 (10,444)
                                              -----------
Net Appreciation...........................     $ 84,951
                                              -----------
                                              -----------

* Represents open forward foreign currency contracts and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

DEM   --Deutsche Mark
GBP   --Great Britain Pound
JPY   --Japanese Yen
USD   --United States Dollar

34
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NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


Note 7. Capital Share Transactions

At April 30, 1997, SunAmerica Inc. owned 1,200,000 Class A shares in each Aggressive Growth, Mid-Cap Growth, Value and International Equity Portfolios representing 29.34%, 35.30%, 25.71% and 39.19% of total net assets, respectively.

Transactions in shares of each class of each series were as follows:

                                                   AGGRESSIVE GROWTH PORTFOLIO
                          -----------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS C
                          ------------------------    ------------------------    ---------------------
                               FOR THE PERIOD              FOR THE PERIOD            FOR THE PERIOD
                             NOVEMBER 19, 1996*          NOVEMBER 19, 1996            MARCH 6, 1997
                                  THROUGH                     THROUGH                    THROUGH
                               APRIL 30, 1997              APRIL 30, 1997            APRIL 30, 1997
                          ------------------------    ------------------------    ---------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                          ---------    -----------    ---------    -----------    -------    ----------
Shares sold............   2,577,461    $32,809,583    1,556,525    $20,069,772     93,888    $1,187,829
Reinvested dividends...          --             --           --             --         --            --
Shares redeemed........     (78,114)    (1,001,178)     (56,395)      (660,740)      (917)      (11,637)
                          ---------    -----------    ---------    -----------    -------    ----------
Net increase...........   2,499,347    $31,808,405    1,500,130    $19,409,032     92,971    $1,176,192
                          ---------    -----------    ---------    -----------    -------    ----------
                          ---------    -----------    ---------    -----------    -------    ----------


                                                    MID-CAP GROWTH PORTFOLIO
                          -----------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS C
                          ------------------------    ------------------------    ---------------------
                               FOR THE PERIOD              FOR THE PERIOD            FOR THE PERIOD
                             NOVEMBER 19, 1996*          NOVEMBER 19, 1996            MARCH 6, 1997
                                  THROUGH                     THROUGH                    THROUGH
                               APRIL 30, 1997              APRIL 30, 1997            APRIL 30, 1997
                          ------------------------    ------------------------    ---------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                          ---------    -----------    ---------    -----------    -------    ----------
Shares sold............   2,542,032    $31,032,701    1,472,651    $17,333,404     78,106    $  875,571
Reinvested dividends...          --             --           --             --         --            --
Shares redeemed........    (631,667)    (7,271,410)     (57,382)      (644,724)      (269)       (2,919)
                          ---------    -----------    ---------    -----------    -------    ----------
Net increase...........   1,910,365    $23,761,291    1,415,269    $16,688,680     77,837    $  872,652
                          ---------    -----------    ---------    -----------    -------    ----------
                          ---------    -----------    ---------    -----------    -------    ----------

                                                         VALUE PORTFOLIO
                          -----------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS C
                          ------------------------    ------------------------    ---------------------
                               FOR THE PERIOD              FOR THE PERIOD            FOR THE PERIOD
                             NOVEMBER 19, 1996*          NOVEMBER 19, 1996            MARCH 6, 1997
                                  THROUGH                     THROUGH                    THROUGH
                               APRIL 30, 1997              APRIL 30, 1997            APRIL 30, 1997
                          ------------------------    ------------------------    ---------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                          ---------    -----------    ---------    -----------    -------    ----------
Shares sold............   2,909,491    $37,637,259    1,925,436    $25,413,944    139,015    $1,841,152
Reinvested dividends...          --             --           --             --         --            --
Shares redeemed........    (273,310)    (3,689,160)     (26,464)      (345,611)      (152)       (1,978)
                          ---------    -----------    ---------    -----------    -------    ----------
Net increase...........   2,636,181    $33,948,099    1,898,972    $25,068,333    138,863    $1,839,174
                          ---------    -----------    ---------    -----------    -------    ----------
                          ---------    -----------    ---------    -----------    -------    ----------

                                                 INTERNATIONAL EQUITY PORTFOLIO
                          -----------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS C
                          ------------------------    ------------------------    ---------------------
                               FOR THE PERIOD              FOR THE PERIOD            FOR THE PERIOD
                             NOVEMBER 19, 1996*          NOVEMBER 19, 1996            MARCH 6, 1997
                                  THROUGH                     THROUGH                    THROUGH
                               APRIL 30, 1997              APRIL 30, 1997            APRIL 30, 1997
                          ------------------------    ------------------------    ---------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                          ---------    -----------    ---------    -----------    -------    ----------
Shares sold............   2,391,485    $29,937,892    1,160,928    $14,457,262     87,909    $1,088,635
Reinvested dividends...          --             --           --             --         --            --
Shares redeemed........    (549,549)    (6,870,565)     (26,001)      (323,542)        --            --
                          ---------    -----------    ---------    -----------    -------    ----------
Net increase...........   1,841,936    $23,067,327    1,134,927    $14,133,720     87,909    $1,088,635
                          ---------    -----------    ---------    -----------    -------    ----------
                          ---------    -----------    ---------    -----------    -------    ----------

*Date of commencement of operations

                                                                              35
                                                  [STYLE SELECT SERIES(SM) LOGO]

NOTES TO FINANCIAL STATEMENTS -- April 30, 1997 (unaudited) -- (continued)


Note 8. Directors' Retirement Plan

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the 'Retirement Plan') effective January 1, 1993 for the unafilliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an 'Eligible Director') retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of April 30, 1997, Aggressive Growth Portfolio, Mid-Cap Growth Portfolio, Value Portfolio and International Equity Portfolio had accrued $297, $251, $266 and $249, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the period from November 19, 1996 (date of commencement of operations) to April 30, 1997 expensed $297, $251, $266, and $249, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

                                   APPENDIX

                 CORPORATE BOND AND COMMERCIAL PAPER RATINGS


Description of Moody's Investors Service's Corporate Ratings

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
           Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                  Appendix-1

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Seurities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well established industries
     -- High rates of return on funds employed
     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more


                                  Appendix-2
subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

     A Standards & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings

                                  Appendix-3
may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                  Appendix-4

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp.

          or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                                  Appendix-5

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.


     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                  Appendix-6

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                  Appendix-7

                                    PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a)      Financial Statements.

               Set forth in the Statement of Additional Information are the unaudited financial statements of Style Select Series, Inc. with respect to Registrant's six month period ended April 30, 1997. The Financial Highlights are set forth in of the Prospectus under the caption "Financial Highlights."

(b)      Exhibit Number

(l)(a) Articles of Incorporation of Registrant, as amended, are incorporated by reference to Exhibit 1(A) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(l)(b)         Articles  Supplementary  are incorporated by reference to
               Exhibit 1(B) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(l)(c)         Articles of Amendment are incorporated by reference to
               Exhibit 1(C) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(l)(d) Articles of Amendment dated November 13, 1996 are incorporated by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(2) By-Laws of Registrant are incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(3)            Voting Trust Agreement. Inapplicable.

(4) Instruments Defining Rights of Shareholders are incorporated by reference to Exhibits 1 and 2 above and incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(5)(a)         Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(5)(b)(1) Subadvisory Agreement between SunAmerica and Miller, Anderson & Sherrerd, LLP is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(2) Subadvisory Agreement between SunAmerica and Pilgrim Baxter & Associates is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(3) Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(4) Subadvisory Agreement between SunAmerica and Janus Capital Corporation is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(5) Subadvisory Agreement between SunAmerica and Warburg, Pincus Counsellors, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(6) Subadvisory Agreement between SunAmerica and Davis Selected Advisers, L.P. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(7) Subadvisory Agreement between SunAmerica and Neuberger&Berman, L.P. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(8) Subadvisory Agreement between SunAmerica and Strong Capital Management, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on

               August 5, 1997.

(5)(b)(9) Subadvisory Agreement between SunAmerica and Rowe Price-Fleming International, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on August 5, 1997.

(6) Distribution Agreement is incorporated by reference to Exhibit 6 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(7) Disinterested Trustees and Directors' Retirement Plan is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(8) Custodian Agreement is incorporated by reference to Exhibit 8 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(9)(a) Service Agreement between Registrant and SunAmerica Fund Services Inc. is incorporated by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(9)(b)         Transfer Agency Agreement is incorporated by reference to
               Exhibit 9(b) of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(10) Opinion and Consent of Counsel is/are incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(11) Consent of Independent Accountants is incorporated by reference to Exhibit 11 of Post-Effective Amendment No. 5 on Form N-1A, filed with the Securities and Exchange Commission on October 10, 1997.

(12)           Financial Statements Omitted from Item 23. Inapplicable.

(13)           Initial Capitalization Agreement. Inapplicable.

(14)           Model Retirement Plan. Inapplicable.

(15) Rule 12b-1 Plan for Class C Shares is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 2 on form N-1A,

               filed with the Securities and Exchange Commission on March 3, 1997.

               Rule 12b-1 Plans for Class A Shares and Class B Shares are incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(16)           Performance Computations. Inapplicable.

(17)(a)  Other Exhibits.

               Powers of Attorney of Trustees and Officers are incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(17)(b)  Financial Data Schedules.

(18) 18f-3 Plan is incorporated by reference to Exhibit 18 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant.

         SunAmerica Life Insurance Company; Anchor National Life Insurance Company; Saamsun Holdings Corp.; SAM Holdings Corp. and SunAmerica Asset Management Corp.

Item 26. Number of Holders of Securities.

         As of December 31, 1997, the number of record holders of Style Select Series was as follows:

         Number of
         Portfolio              Title of Class           Record Holders
         ---------              --------------           --------------
         Aggressive Growth         Class A                 5,508
         Portfolio                 Class B                 5,853
                                   Class C                   557

         Mid-Cap Growth            Class A                 2,338
         Portfolio                 Class B                 3,953
                                   Class C                   446

         Value Portfolio           Class A                 5,208
                                   Class B                 6,849
                                   Class C                   706


         International Equity      Class A                 2,912
         Portfolio                 Class B                 5,190
                                   Class C                   427

         Large-Cap Growth          Class A                   299
         Portfolio                 Class B                   383
                                   Class C                    80

         Large-Cap Value           Class A                   373
         Portfolio                 Class B                   574
                                   Class C                   130

         Large-Cap Blend           Class A                   254
         Portfolio                 Class B                   347
                                   Class C                    37

         Small-Cap Value           Class A                   631
         Portfolio                 Class B                   858
                                   Class C                   143

 Item 27.      Indemnification.

         Article V of the Registrant's By-Laws relating to the indemnification of officers and directors is quoted below.

                                   ARTICLE V
                                INDEMNIFICATION


         5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

         5.02 Procedure for Indemnification. Any indemnification under Section
5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this
Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

         5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking,
(B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.



         5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

         5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

         5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this
Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:
                  (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity,

to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 28.  Business and other Connections of Investment Adviser.

         SunAmerica Asset Management Corp. ("SunAmerica"), the Investment Adviser of the Registrant, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.

         Janus Capital Corporation, L. Roy Papp & Associates, Montag & Caldwell, Inc., Miller Anderson & Sherrerd, LLP, Pilgrim Baxter & Associates, Ltd., T. Rowe Price Associates, Inc., Warburg, Pincus Counsellors, Inc., Lazard Asset Management, David L. Babson & Co., Inc., Davis Selected Advisers, L.P., Wellington Management, LLP, Neuberger&Berman, L.P., Strong Capital Management, Inc., Schafer Capital Management, Inc., Berger Associates, Inc., Perkins, Wolf, McDonnell & Company, The Glenmede Trust Company, and Rowe-Price Fleming International, Inc., the current and/or proposed Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:

                                                              File No.
                                                              --------
         Janus Capital Corporation                            801-13991
         L. Roy Papp & Associates                             801-35594
         Montag & Caldwell, Inc.                              801-15398
         Miller Anderson & Sherrerd, LLP                      801-10437
         Pilgrim Baxter & Associates, Ltd.                    801-48872
         T. Rowe Price Associates, Inc.                       801-856
         Warburg, Pincus Counsellors, Inc.                    801-07321
         Lazard Asset Management                              801-6568
         David L. Babson & Co., Inc.                          801-241

         Davis Selected Advisers, L.P.                        801-31648
         Wellington Management, LLP                           801-15908
         Neuberger&Berman, L.P.                               801-3908
         Strong Capital Management                            801-10724
         Schafer Capital Management                           801-25825
         Berger Associates, Inc.                              801-9451
         Perkins, Wolf, McDonnell & Company                   801-19974
         Rowe-Price Fleming International                     801-14713

Item 29.   Principal Underwriters.

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                  SunAmerica Income Funds
                  SunAmerica Money Market Funds, Inc.
                  SunAmerica Equity Funds

         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

Name and Principal                  Position               Position with the
Business Address                    With Underwriter       Registrant
----------------                    ----------------       ----------
Peter A. Harbeck                    Director               President &
The SunAmerica Center                                      Director
733 Third Avenue
New York, NY 10017-3204


J. Steven Neamtz                    President              None
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Robert M. Zakem                     Executive Vice         Secretary and Chief
The SunAmerica Center               President              Compliance Officer
733 Third Avenue                    and Director
New York, NY 10017-3204

Susan L. Harris                     Secretary              None
SunAmerica Inc.
1 SunAmerica Center
Los Angeles, CA 90067-6022

Steven E. Rothstein                 Treasurer              None
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

(c) Inapplicable.

Item 30.   Location of Accounts and Records.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.

         SunAmerica Asset Management Corp., ("SunAmerica") is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SunAmerica has contracted with Callan Associates, Inc. ("Callan") to compile historical performance data relating to the Advisers, both individually and on a composite basis. Registrant's records relating thereto are maintained by Callan. Callan is located at 71 Stevenson Street, Suite 1300, San Francisco, CA 94105.

         Janus Capital Corporation is located at 100 Fillmore Street, Denver, Colorado 80206-4923.

         L. Roy Papp & Associates is located at 4400 North 32nd Street, Suite 280, Phoenix, Arizona 85018.

         Montag & Caldwell, Inc. is located at 3343 Peachtree Road, NE, Suite 1100, Atlanta, Georgia 30326-1022.

         Miller Anderson & Sherrerd, LLP is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.


         Pilgrim Baxter & Associates, Ltd. is located at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

         T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Warburg, Pincus Counsellors, Inc. is located at 466 Lexington Avenue, New York, New York, 10017-3147

         Lazard Asset Management is located at 30 Rockefeller Plaza, New York, New York 10020.

         David L. Babson & Co. Inc. is located at one Memorial Drive, Cambridge, Massachusetts 02142-1300.


         Davis Selected Advisers, L.P. is located at 124 East March Street, Santa Fe, New Mexico, 87501.

         Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.

         Neuberger&Berman, L.P. is located at 605 Third Avenue, New York, New York 10158-0180.

         Strong Capital Management, Inc. has a principal mailing address at P.O. Box 2936, Milwaukee, Wisconsin 53201.

         Schafer Capital Management is located at 645 Fifth Avenue, New York, New York 10022.

         Berger Associates Investment Management Services is located at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

         Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

         The Glenmede Trust Co. is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103-7391.

         Rowe Price-Fleming International, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31.          Management Services.

None.


Item 32.          Undertakings.

         Registrant hereby undertakes to furnish each investor to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

         Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registration Statement.

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                          STYLE SELECT SERIES, INC.

                                EXHIBIT INDEX


Exhibit No.         Name
-----------         ----

11                  Consent of Independent Accountants

27                  Financial Data Schedules